Exhibit 10.11(1)

REPUBLIQUE GABONAISE

MINISTERE DES MINES, DE L’ENERGIE, DU PETROLE

ET DES RESSOURCES HYDRAULIQUES

DIRECTION GENERALE DES HYDROCARBURES

CONTRAT D’EXPLORATION ET DE PARTAGE DE PRODUCTION

ENTRE

L’ETAT GABONAIS

ET

VAALCO PRODUCTION (GABON), INC.

PERMIS MUTAMBA IRORU

N°G4-219

SOMMAIRE

DEFINITIONS

		PAGES
ARTICLES

1	Dispositions Générales	11

2	Comité Technique de Suivi des Opérations Pétrolières	14

3	Périodes d’exploration	17

4	Engagements de travaux pendant les périodes d’exploration	18

5	Etablissement et approbation des Programmes Annuels de Travaux et des Budgets correspondants	20

6	Renonciation aux droits	22

7	Insuffisance de travaux d’exploration	23

8	Obligations du Contracteur durant les périodes d’exploration	24

9	Droits afférents aux périodes d’exploration	27

10	Propriété des biens	28

11	Rapports d’activités pendant les périodes d’exploration	30

12	Utilisation des ressources naturelles et des terrains	32

13	Utilisation des installations	34

14	Protection de l’environnement	35

15	Expiration du Contrat à la fin des périodes d’exploration	40

16	Découverte et obligation d’exploiter	41

17	Demande d’Autorisation Exclusive d’Exploitation et délimitation des Zones d’Exploitation	43

18	Durée de validité de l’Autorisation Exclusive d’Exploitation	45

19	Participation de l’Etat	46

20	Programme de développement	48

21	Obligations du Contracteur durant les périodes de développement et d’exploitation	49

22	Droits du Contracteur attachés aux Autorisations Exclusives d’Exploitation	52

23	Obligation de commercialiser la production	53

24	Récupération des Coûts Pétroliers	54

25	Partage de la production	56

26	Régime fiscal	58

27	Valorisation des Hydrocarbures	69

28	Bonus	71

29	Mesurage et comptage des Hydrocarbures	72

30	Gaz Naturel	73

31	Contrôle des changes	75

32	Exemption de l’obligation relative aux Bons d’Equipements et aux Certificats d’Investissements	76

33	Méthode de comptabilité et Unité monétaire utilisées pour la tenue des comptes	77

34	Régime douanier et documents d’importation et d’exportation	78

35	Contribution à la satisfaction des besoins du marché intérieur	80

36	Exportation, transfert de propriété et règles de mise à disposition des Hydrocarbures	81

37	Protection des droits	83

38	Personnel	84

39	Formation de Gabonais autres que ceux employés par le Contracteur	85

40	Rapports d’activités en périodes de développement et d’exploitation	86

41	Paiements	88

42	Cession d’intérêts	89

43	Application du Contrat	91

44	Unitisation	92

45	Sanctions et Déchéance	93

46	Opérations pour le compte de l’Etat	95

47	Solidarité et Garanties	97

48	Force majeure	98

49	Examens, Vérifications et Contrôles	99

50	Arbitrage	102

51	Notifications	104

52	Entrée en vigueur	105

Annexe 1 : Zone Délimitée		106

Annexe 2 : Procédure Comptable		110

Engagement de la Société Mère		137

CONTRAT D’EXPLORATION ET DE PARTAGE DE PRODUCTION

ENTRE

L’Etat Gabonais, représenté par Monsieur Richard Auguste ONOUVIET, Ministre des Mines, de l’Energie, du Pétrole et des Ressources Hydrauliques,

D’une part,

ET

La société VAALCO Production (Gabon), Inc., société par actions ayant une capitalisation boursière actuelle de 88.104.000 Dollars des Etats-Unis d’Amérique au 30 juin 2005, constituée selon les lois en vigueur dans l’Etat du Delaware, ayant son siège social à 4600 Post Oak Place, Suite 309, Houston, Texas 77027, (USA) ci-après dénommée le “Contracteur” ou partie contractante, représentée par son Président Monsieur Russell SCHEIRMAN;

D’autre part,

L’Etat Gabonais et le Contracteur étant également désignés ci-après collectivement “les Parties” et individuellement “la Partie”.

Considérant:

•	que l’Etat est propriétaire des ressources naturelles du sol et du sous-sol de son territoire, des zones marines relevant de sa souveraineté ou faisant partie de sa zone économique exclusive ;

•	que la découverte de ressources nationales en Hydrocarbures et leur mise en valeur contribuent, pour une part importante, à la mise en oeuvre de la politique de développement économique et social du pays et à la promotion du bien-être de ses habitants ;

•	qu’à cet effet, la recherche et l’exploitation des richesses nationales sont considérées comme des activités d’utilité publique ;

•	que, conformément à la loi n° 15/62 du 2 juin 1962 portant institution d’un Code Minier en République Gabonaise, telle que modifiée par les textes subséquents, au décret n° 981/PR du 16 octobre 1970 fixant les conditions d’application du Code Minier et à la loi n° 14/82 du 24 janvier 1983 portant réglementation des activités de recherche et d’exploitation des Hydrocarbures, l’Etat entend entreprendre des opérations de recherche, d’exploitation, de transport, de stockage et de commercialisation des Hydrocarbures ;

•	qu’il est de l’intérêt de l’Etat que les opérations ci-dessus soient effectuées dans le strict respect des méthodes adéquates et de la célérité compatible avec les pratiques prévalant dans l’industrie des Hydrocarbures, et de manière à atteindre les objectifs ci-dessus ;

•	que le Contracteur dispose de capitaux suffisants, de la compétence technique et commerciale, du personnel, de la capacité d’organisation nécessaires pour mener à bien les opérations spécifiées ci-après, et qu’il désire coopérer avec l’Etat en participant au développement de l’industrie des Hydrocarbures pour favoriser ainsi l’expansion économique du pays et la promotion sociale de ses habitants.

•	que l’environnement fait partie du patrimoine national, ce qui comporte pour l’Etat Gabonais et l’ensemble des ressortissant des droits et obligations ; qu’il convient de prendre systématiquement en compte la préservation de cet environnement dans toutes opérations et notamment dans le domaine de l’exploration et de l’exploitation des ressources naturelles de la Nation ;

•	que les Parties, soucieuses de l’harmonisation du développement des ressources pétrolières nationales avec la préservation de l’environnement gabonais à l’issue des opérations d’exploration et d’exploitation pétrolières, souhaitent définir et mettre en place les moyens les plus appropriés pour permettre et garantir que soient effectuées les opérations de remise en état des sites pétroliers tout en conciliant une exploitation optimale des gisements avec la préservation de l’environnement ;

•	qu’il est de l’intérêt de l’Etat Gabonais que la réalisation des opérations Pétrolières, en particulier, en cas de découverte, l’exécution des opérations de remise en état des sites à l’issue de l’exploitation, soient effectuées dans le strict respect des méthodes en vigueur dans l’industrie pétrolière internationale, tout en prenant systématiquement en compte la préservation de l’environnement.

Et étant précisé que, pour l’interprétation du Contrat, sont admises les définitions suivantes:

•	Année Civile signifie une période de douze mois consécutifs commençant le premier janvier et se terminant le trente et un décembre suivant, selon le calendrier grégorien;

•	Année Contractuelle signifie une période de douze mois consécutifs commençant à la Date Effective ou le jour anniversaire de celle-ci;

•	Autorisation Exclusive d’Exploration signifie l’acte administratif par lequel l’Etat autorise le Contracteur à entreprendre, dans la Zone Délimitée, à titre exclusif, tous travaux et études de prospection, d’exploration et de recherche ayant pour but la découverte d’Hydrocarbures;

•	Autorisation Exclusive d’Exploitation signifie l’acte administratif par lequel l’Etat autorise le Contracteur à entreprendre, à titre exclusif, tous travaux de développement, d’exploitation et de production de Gisements à l’intérieur d’une Zone d’Exploitation;

•	Baril signifie U S Barrel, soit 42 gallons américains à la température de 60° F.

•	Budget signifie l’estimation des dépenses, poste par poste, relatives aux Opérations Pétrolières figurant dans les Programmes Annuels de Travaux;

•	Condensat signifie les Hydrocarbures liquides obtenus par détente de Gaz Naturel;

•	Contrat signifie le présent acte et ses Annexes qui en font partie intégrante, ainsi que tout renouvellement, extension, substitution ou modification au Contrat que les Parties décideraient;

•	Contracteur signifie la ou les parties cocontractantes de l’Etat, ainsi que tous organismes, établissements, personnes morales de droit public ou privé, entreprises, auxquels un intérêt pourrait être cédé par la suite en application des dispositions des Articles 19 ou 42;

•	Coûts Pétroliers signifie toutes les dépenses effectivement supportées et payées par le Contracteur pour la réalisation des Opérations Pétrolières, déterminées conformément au Contrat et à la Procédure Comptable objet de l’Annexe 2, pour lesquelles lui est reconnu un droit à récupération de leurs montants;

•	Date Effective signifie la date d’entrée en vigueur du Contrat prévue à l’Article 52;

•	Etat signifie l’Etat Gabonais, propriétaire des ressources naturelles du sol et du sous-sol de son territoire, des zones marines relevant de sa souveraineté ou faisant partie de sa zone économique; Il est seul titulaire des titres miniers. Suivant le cas, il exerce les prérogatives de Puissance Publique découlant des attributs attachés à la souveraineté, ou agit en qualité d’Etat-entrepreneur, dans le cadre d’associations avec des entreprises ou de prise de participation, ou en qualité d’actionnaire, par l’intermédiaire soit des Administrations et des agents des services publics, soit d’entreprises contrôlées par lui. L’Etat est indifféremment désigné par “le Ministère chargé des Hydrocarbures”, “la Direction Générale chargée des Hydrocarbures”, “les Services chargés des Hydrocarbures”, ou, d’une manière générale, “l’Administration”;

•	Forage d’Appréciation signifie tout forage destiné à évaluer une découverte et sa commercialité ;

•	Forage d’Exploration signifie tout forage destiné à mettre en évidence un Gisement ou à en déterminer l’étendue et l’importance;

•	Forage de Développement signifie tout forage destiné à produire les Hydrocarbures du Gisement;

•	Franc C.F.A. signifie la monnaie définie au titre H de la Convention de Coopération Monétaire entre les Etats Membres de la Banque des Etats de l’Afrique Centrale (B.E.A.C.) et la République Française, signée à Brazzaville le 23 novembre 1972;

•	Gaz Naturel signifie méthane, éthane, propane, butane et, plus généralement, tous les Hydrocarbures gazeux, humides ou secs, associés ou non à des Hydrocarbures liquides;

•	Gisement signifie accumulation d’Hydrocarbures dans le sous sol;

•	Gros Equipements signifie équipements dont la valeur excéderait la somme de 1.000.000 USD;

•	Hydrocarbures signifie Pétrole Brut, Condensat et Gaz Naturel;

•	Mois Civil signifie la période mensuelle du calendrier grégorien et qui commence le premier jour du mois et se termine le 28, le 29, le 30 ou le 31 du mois selon le cas ;

•	Opérateur signifie la société dûment mandatée par le Contracteur et agréée par l’Etat Gabonais pour la conduite et la réalisation des Opérations Pétrolières au nom, pour le compte et sous la responsabilité du Contracteur;

•	Opérations Pétrolières signifie toutes les opérations de prospection, d’exploration, de développement, de production, de transport, de stockage des Hydrocarbures et, plus généralement, toutes autres opérations directement liées aux précédentes, réalisées dans le cadre du Contrat, à l’exception des opérations de raffinage et de commercialisation;

•	Pétrole Brut signifie huile minérale brute, condensât, asphalte, ozocérite et toutes sortes d’Hydrocarbures et bitumes, solides ou liquides dans leur état naturel, ou obtenus du Gaz Naturel par condensation ou extraction;

•	Production Totale Disponible signifie la production totale d’Hydrocarbures provenant de l’exploitation de tous les Gisements situés à l’intérieur de la Zone Délimitée, décomptée sur ladite zone après dégazage, déshydratation, stabilisation, décantation, dessalage et dégazolinage (pour le Gaz Naturel), au moment où elle est envoyée vers les canalisations d’évacuation ou, à défaut, vers les installations de stockage et diminuée des quantités:

1)	perdues ou brûlées lors d’essais de production sur la Zone d’Exploitation ou dans les installations de production, de collecte ou de stockage de ladite zone, sous réserve que le Contracteur ait respecté la réglementation en vigueur et les directives et recommandations de l’Administration;

2)	réinjectées dans les Gisements de la Zone d’Exploitation;

3)	utilisées à la confection de fluides de forage pour les besoins de la Zone Délimitée;

4)	utilisées à des travaux exécutés, après forage, sur des puits de la Zone d’Exploitation;

5)	consommées dans les moteurs ou turbines fournissant l’énergie utilisée:

i.	à actionner les unités de pompage nécessaires sur les puits de la Zone d’Exploitation,

ii.	à collecter les Hydrocarbures sur la Zone d’Exploitation,

iii.	à faire fonctionner les installations de forage établies sur la Zone Délimitée pour les besoins de celle-ci.

•	Production Nette signifie la Production Totale Disponible d’Hydrocarbures, diminuée de la redevance minière proportionnelle;

•	Production Restante signifie la Production Nette diminuée des prélèvements d’Hydrocarbures opérés par le Contracteur au titre de la récupération des Coûts Pétroliers;

•	Programme Annuel de Travaux signifie l’ensemble des Opérations Pétrolières que le Contracteur s’engage à réaliser au cours d’une Année Civile dans la Zone Délimitée ou dans une Zone d’Exploitation et figurant sur un document décrivant, poste par poste, ces Opérations Pétrolières;

•	Société Affiliée signifie une société ou toute autre entreprise:

•	qui contrôle une ou plusieurs entreprises constituant le Contracteur,

•	ou qui est contrôlée par une ou plusieurs entreprises constituant le Contracteur,

•	ou qui est contrôlée par une entreprise qui contrôle elle-même le Contracteur.

Ce contrôle signifie la propriété, directe ou indirecte, de plus de cinquante pour cent du capital de la société contrôlée, conférant à l’entreprise détenant le contrôle la majorité absolue des droits de vote;

•	Société non Affiliée ou Tiers signifie une société ou toute autre entreprise, autre que les Parties, n’entrant pas dans la définition précédente;

•	Sous Enlèvement signifie la situation où l’une des Parties, à un moment donné, n’a pas encore pris et disposé de la totalité de la part d’Hydrocarbures à laquelle elle a droit en application des dispositions du Contrat;

•	Sur Enlèvement signifie la situation où l’une des Parties, à un moment donné, a déjà pris et disposé d’une quantité d’Hydrocarbures supérieure à celle à laquelle elle a droit en application des dispositions du Contrat;

•	Taux $ LIBOR signifie le taux d’intérêt interbancaire annuel appliqué pour le dollar des Etats-Unis d’Amérique tel que publié par le Financial Times ou le Wall Street Journal;

•	Zone Délimitée signifie la surface à l’intérieur du périmètre décrit à l’Annexe 1;

•	Zone d’Exploitation signifie la surface située à l’intérieur de la Zone Délimitée sur laquelle l’Etat accorde au Contracteur, conformément à la réglementation en vigueur et au Contrat, une Autorisation Exclusive d’Exploitation.

Ceci exposé, il est convenu et arrêté ce qui suit:

ARTICLE 1

DISPOSITIONS GENERALES

1.1

Le Contrat constitue un accord en vue de l’exploration et du partage de la production des Hydrocarbures dont les clauses sont régies par les lois et règlements en vigueur au Gabon.

Toutes les transactions effectuées dans le cadre du Contrat sont considérées comme des actes de commerce.

1.2

Le Contrat définit les droits et obligations des Parties, régit leurs relations mutuelles et fixe les règles et modalités d’exploration, d’exploitation et de partage de la production entre elles. Il s’applique aux Opérations Pétrolières que doit réaliser le Contracteur dans la Zone Délimitée et la Zone d’Exploitation, étant entendu que les substances et produits autres que les Hydrocarbures sont placés hors de son champ d’application.

1.3

Le Contracteur est tenu, pour tous les travaux nécessaires exécutés dans le cadre de la réalisation des Opérations Pétrolières, de se conformer aux règles de l’art généralement admises dans l’industrie des Hydrocarbures.

1.4

Le Contracteur est tenu de fournir tous les moyens financiers et techniques nécessaires à la bonne réalisation des Opérations Pétrolières. Il a la faculté de recourir, sous réserve d’obtenir l’agrément écrit de l’Administration, aux capitaux de Tiers pour le financement des investissements correspondants et à cette fin d’accorder tous gages, nantissements et autres sûretés à titre de garantie sur ses titres sociaux et tous actifs lui appartenant. L’Administration ne refusera pas le dit agrément sans motif justifié. Le Contracteur reste en revanche libre d’emprunter auprès de ses Sociétés Affiliées.

Le Contracteur est tenu de transmettre aux Services chargés des Hydrocarbures une copie certifiée conforme des conventions et contrats de prêts qu’il a conclus avec des Tiers et qui doivent être passés sous la condition suspensive de l’obtention de l’agrément susvisé.

Cependant, les intérêts, agios, charges financières de toute nature, ainsi que les pertes de change éventuelles, liés à ce financement, quel qu’en soit l’origine et les modalités, ne sont déductibles pour les besoins de l’Article 26.4 ni imputables aux Coûts Pétroliers donnant lieu à récupération en application des Articles 24 et 26.10, que dans les cas et suivant les modalités et restrictions prévus aux dits Articles et dans la Procédure Comptable.

1.5

Le Contracteur supportera seul le risque financier attaché à la réalisation des Opérations Pétrolières, sous réserve des dispositions de l’Article 19.

1.6

Pendant la durée du Contrat, la totalité de la production résultant des Opérations Pétrolières sera partagée entre les Parties au prorata de chacune d’elles suivant les modalités et les principes définis aux Articles 24, 25 et 26. Les entités formant le Contracteur, y compris les cessionnaires éventuels conformément aux articles 19 et 42, sont considérées ne former qu’une seule entité.

En revanche, pour le partage de la Production Totale Disponible, chacune des entreprises constituant le Contracteur est traitée comme une entité distincte et agit fiscalement pour son propre compte.

1.7

Le Contracteur, dans le mois suivant la Date Effective, notifie à l’Administration l’entreprise désignée en qualité d’Opérateur chargé de la réalisation des Opérations Pétrolières.

L’Opérateur, au nom, pour le compte et sous la responsabilité du Contracteur, communiquera à l’Administration tous rapports, informations et renseignements prévus par la réglementation en vigueur et par le Contrat, ainsi que tous contrats ou conventions liant les entreprises constituant le Contracteur. L’Opérateur agit en tant que mandataire de celles-ci pour la réalisation des Opérations Pétrolières. Le Contracteur peut, à tout moment, désigner un autre Opérateur, sous réserve qu’il ait obtenu l’approbation préalable de l’Administration, qui ne pourra pas refuser sans motif justifié.

1.8

Dans le cadre de la mise en oeuvre des modalités d’exécution du Contrat, le Responsable des Services chargés des Hydrocarbures prend toutes décisions, donne tout consentement ou autorisation nécessaires ou utiles à la réalisation des Opérations Pétrolières.

1.9

Pendant la durée du Contrat, l’Etat peut, à tout moment, et notamment lors d’une prise de participation dans le cadre de l’Article 19, mandater une entreprise ou un organisme de son choix pour la gestion des droits et obligations résultant de cette participation.

1.10

Le Contracteur doit tenir à la disposition de la Direction Générale chargée des Hydrocarbures un état dans lequel sont consignés, notamment les montants dégagés pour toute cession d’actifs;

Les plus-values de transactions réalisées par le Contracteur à partir du Contrat;

Les valeurs estimées des biens acquis dans le cadre du Contrat, dans les conditions prévues à l’Article 10.3, accompagnées d’un tableau récapitulatif desdits biens avec leurs prix et dates d’acquisition;

Les montants estimés des travaux contractuels restant à réaliser tels que prévu à l’Article 4.

1.11

Le Contracteur contribue à la création d’un fonds de soutien des Hydrocarbures dont le but est de faire progresser la recherche et la promotion pétrolières. Ce fonds est provisionné selon les dispositions de l’Article 21.7.

1.12

La Zone Délimitée est celle qui est définie dans l’Annexe 1.

ARTICLE 2

COMITE TECHNIQUE DE SUIVI DES OPERATIONS PETROLIERES

2.1

Dans le mois suivant la Date Effective, un Comité Technique de Suivi des Opérations Pétrolières est constitué.

II est composé, en nombre égal, de représentants de l’Etat et du Contracteur. Les premiers sont désignés parmi les responsables de l’Administration, en particulier parmi ceux des Services chargés des Hydrocarbures, et des administrations domaniales, fiscales ou douanières.

Le Président dudit Comité Technique est obligatoirement un représentant des Services chargés des Hydrocarbures.

2.2

Le Comité Technique de Suivi est un organe consultatif chargé d’examiner, de vérifier et de faire part de ses recommandations sur:

•	les programmes de travaux et les budgets prévus aux Articles 5.1 et 20.1, avant leur présentation à l’Administration pour approbation ;

•	les procédures d’appel d’offres à la concurrence et le choix des fournisseurs et sous- traitants;

•	les réalisations de travaux d’exploration, de développement et de production des Gisements découverts et les dépenses correspondantes;

•	les demandes de prorogation des périodes d’exploration;

•	la configuration des surfaces devant faire l’objet de rendus, à l’expiration des périodes d’Exploration, conformément aux dispositions du Contrat ;

•	le caractère commercialement exploitable de toute découverte d’Hydrocarbures sur la base du rapport établi à cet effet;

•	la délimitation des gisements d’Hydrocarbures découverts et la configuration des périmètres faisant l’objet d’une demande d’Autorisation Exclusive d’Exploitation de la part du Contracteur;

•	les plans annuels de production;

•	les quantités d’Hydrocarbures prélevées ou utilisées en aval du point où est décomptée la Production Totale Disponible passible de la redevance minière proportionnelle ;

•	l’application des règles de conservation des Gisements édictées par l’Administration ou, à défaut, inspirées des pratiques généralement admises dans l’industrie des Hydrocarbures;

•	les mesures de prévention de la pollution et les règles de sécurité et d’hygiène sur les lieux de travail;

•	le choix entre l’achat et la location par le Contracteur des gros équipements et des installations importantes en application des dispositions de l’Article 10.3;

•	les conditions d’emploi du personnel, en application des dispositions de l’Article 38.12 ;

•	les mesures à prendre par le Contracteur pour la formation de Gabonais en application des dispositions du présent Contrat ;

•	les versements annuels et les intérêts capitalisés sur le Fond pour le Financement des Opérations d’Abandon et de Démantèlement.

Le Comité Technique de Suivi des Opérations Pétrolières peut, dans le cadre de ses attributions confier des études à des sous-comités ad hoc qui peuvent être constitués de représentants du Contracteur et de ceux de l’Administration.

2.3

Les avis, suggestions et recommandations du Comité Technique de Suivi des Opérations Pétrolières sont adoptés à la majorité des voix, chaque membre disposant d’une voix et ne pouvant recevoir qu’une seule délégation de vote.

En l’absence de vote contraire, le Comité Technique de Suivi des Opérations Pétrolières est présumé accepter la proposition du Contracteur.

Le Comité Technique de Suivi des Opérations Pétrolières délibère valablement si les deux tiers au moins de ses membres sont présents ou représentés, dont le président ou, en cas d’empêchement de celui-ci, son représentant.

2.4

Le Comité Technique de Suivi des Opérations Pétrolières se réunit au moins deux fois par an en période d’exploration et, au moins trois fois par an, en cas de découverte et en période de développement et d’exploitation.

Les réunions se tiennent à l’initiative du Contracteur ou de l’Administration, sur convocation du président du Comité Technique de Suivi adressée au moins quinze jours avant la date de la réunion.

En cas d’urgence, les membres se réunissent dès que possible ou se consultent par tout moyen de télétransmission (télécopie ou autre).

Le Contracteur peut demander la convocation du Comité Technique de Suivi des Opérations Pétrolières en réunion extraordinaire lorsqu’il désire lui soumettre des questions particulières.

L’ordre du jour est proposé par la Partie ayant demandé la réunion; les documents nécessaires relatifs aux points de l’ordre du jour sont préparés par le Contracteur ou, le cas échéant, par l’Administration et communiqués aux membres du Comité Technique avec copie au Directeur Général chargé des Hydrocarbures au moins quinze (15) jours avant la date de la réunion.

Le Contracteur assure le Secrétariat du Comité Technique de Suivi des Opérations Pétrolières et prépare les procès-verbaux de chaque réunion.

2.5

Les frais occasionnés par l’activité du Comité Technique de Suivi des Opérations Pétrolières, ainsi que ceux supportés par l’Administration dans ce cadre, sont à la charge du Contracteur et considérés comme des Coûts Pétroliers.

ARTICLE 3

PERIODES D’EXPLORATION

3.1

Il est octroyé au Contracteur, avec effet à la Date Effective, une Autorisation Exclusive d’Exploration sur la Zone Délimitée, pour une première période de trois (3) Années Contractuelles.

A la demande du Contracteur, présentée au moins quarante-cinq (45) jours avant l’expiration de la période, celle-ci peut être prorogée de trois (3) mois au maximum pour permettre à celui-ci l’achèvement d’une obligation en cours.

Cette prorogation est accordée par décision des Services chargés des Hydrocarbures.

Le Contracteur est cependant tenu de faire de son mieux pour que, dans des circonstances normales, l’obligation puisse être achevée avant la fin normale de la période susvisée.

3.2

Si le Contracteur, durant la première période, prorogée s’il y a lieu en application de l’Article 3.1, a satisfait à ses obligations résultant du Contrat, notamment aux engagements de travaux définis à l’Article 4, l’Autorisation Exclusive d’Exploration est, à sa demande, renouvelée pour une seconde période de deux (2) Années Contractuelles sur la totalité de la Zone Délimitée.

La seconde période peut, également, être prorogée de un (1) an au maximum pour les mêmes motifs et dans les mêmes conditions que celles indiquées à l’Article 3.1.

Le Contracteur doit présenter sa demande de renouvellement pour la seconde période au moins trente (30) jours avant l’expiration de la première.

Si le Contracteur a bénéficié de la prorogation prévue à l’Article 3.1, le délai de trente (30) jours susvisé court à compter de la fin de cette prorogation, afin de lui permettre d’examiner et d’évaluer les résultats des travaux et de juger de l’intérêt de présenter une demande de renouvellement.

Le renouvellement est accordé par Arrêté du Ministre chargé des Hydrocarbures.

3.3

Si à la fin d’une quelconque période, l’Autorisation Exclusive d’Exploration n’est pas renouvelée, le Contracteur doit libérer l’ensemble de la Zone Délimitée, à l’exception des Zones d’Exploitation ou des surfaces pour lesquelles il a présenté une demande d’Autorisation Exclusive d’Exploitation en cours d’instruction.

ARTICLE 4

ENGAGEMENTS DE TRAVAUX PENDANT LES PERIODES D’EXPLORATION

4.1

Durant la période d’exploration définie à l’Article 3.1, le Contracteur est tenu de réaliser, sur toute l’étendue de la Zone Délimitée, au moins les travaux suivants:

•	retraitement et réinterprétation de la sismique existante ;

•	un (1) puits d’exploration ferme.

Pour réaliser ce Programme de Travaux dans les conditions techniques les meilleures généralement admises dans l’industrie des Hydrocarbures, le Contracteur investira une somme estimée à quatre (4) millions de dollars des Etats-Unis d’Amérique.

Le Contracteur est tenu de commencer les travaux géologiques et géophysiques sur lesquels portent les engagements ci-dessus dans les quatre (4) mois suivant la Date Effective.

4.2

Durant la seconde période d’exploration définie à l’Article 3.2, le Contracteur est tenu de réaliser, sur toute l’étendue de la Zone Délimitée, au moins les travaux suivants:

•	acquisition de 200 Km de sismique 2D supplémentaire ;

•	un (1) puits d’exploration ferme.

Pour réaliser ce Programme de Travaux dans les conditions techniques les meilleures généralement admises dans l’industrie des Hydrocarbures, le Contracteur investira une somme estimée à cinq (5) millions de dollars des Etats-Unis d’Amérique.

4.3

Les forages prévus ci-dessus seront réalisés jusqu’à la profondeur d’au moins trois mille (3000) mètres ou jusqu’à ce que la formation géologique Gamba Dental soit reconnue sur au moins cinquante (50) mètres si elle s’étend au delà de la profondeur contractuelle.

Si, à la profondeur contractuelle, la formation visée ci-dessus n’a pas été rencontrée, les Parties se consulteront pour examiner si la poursuite du forage présente un intérêt pour elles.

Si, le forage est arrêté à une profondeur inférieure à celle initialement prévue et ayant été exécuté selon les règles de l’art généralement admises dans l’industrie des hydrocarbures, l’arrêt est justifié par l’une des raisons suivantes :

•	le socle est rencontré à une profondeur inférieure à celle qui était prévue;

•	la poursuite du forage présente un danger manifeste en raison de l’existence d’une pression de couche anormale;

•	des formations rocheuses sont rencontrées, dont la dureté ne permet pas la poursuite du forage avec des équipements habituels;

•	des formations pétrolifères sont rencontrées, dont la traversée nécessite, pour leur protection, la pose de tubes ne permettant pas d’atteindre la profondeur contractuelle.

Le forage arrêté pour les raisons ci-dessus sera réputé avoir été foré à la profondeur contractuelle à condition que les raisons invoquées aient été portées en temps utile à la connaissance de l’Administration et considérées par celle-ci comme justifiées.

A cet effet, le Contracteur est tenu d’informer le Directeur Général chargé des Hydrocarbures de l’arrêt du forage et de préciser les raisons pour lesquelles le forage est arrêté à une profondeur inférieure à celle initialement prévue. L’Administration peut s’opposer, par écrit, dans un délai de sept (7) jours francs suivant la date de réception des informations susvisées.

En tout état de cause et à défaut de réponse de l’Administration les sept (7) jours suivant la fourniture des informations visées ci-dessus, l’arrêt du forage sera considéré comme accepté par elle.

4.4

Le Contracteur est tenu de réaliser l’intégralité des travaux prévus pour une période d’exploration considérée même si cela doit entraîner pour lui un dépassement de la somme estimée pour cette période.

En revanche, si le Contracteur a réalisé, au titre d’une période d’exploration donnée, son engagement de travaux pour un montant inférieur à la somme estimée pour cette période, il est considéré comme ayant rempli ses obligations.

4.5

Lorsque l’Administration constate que le Contracteur n’a pas rempli son engagement de travaux au titre d’une période d’exploration donnée, elle l’en avise par écrit.

La procédure prévue par l’Article 49.10 est alors mise en oeuvre en tant que de besoin.

ARTICLE 5

ETABLISSEMENT ET APPROBATION DES PROGRAMMES ANNUELS

DE TRAVAUX ET DES BUDGETS CORRESPONDANTS

5.1

Au plus tard deux (2) mois après la Date Effective, le Contracteur soumet à l’Administration, pour approbation, un Programme Annuel de Travaux et le Budget correspondant, pour l’ensemble de la Zone Délimitée, spécifiant les Opérations Pétrolières se rapportant à la période allant de la Date Effective au 31 décembre suivant.

Au plus tard le 30 septembre de chaque année, le Contracteur soumet à l’Administration, pour approbation, un Programme Annuel de Travaux et le Budget correspondant, pour l’ensemble de la Zone Délimitée, en spécifiant les Opérations Pétrolières qu’il se propose de réaliser au cours de l’Année Civile suivante.

Le Programme Annuel de Travaux et le Budget correspondant doivent être examinés par le Comité Technique de Suivi des Opérations Pétrolières, conformément aux dispositions de l’Article 2.2, avant d’être soumis à l’approbation de l’Administration; les avis, suggestions et recommandations du Comité Technique de Suivi doivent y être annexés.

5.2

Si l’Administration estime que des modifications aux Opérations Pétrolières prévues au Programme Annuel de Travaux sont nécessaires ou utiles, elle doit, dans le délai de trente jours suivant la réception de ce Programme, en informer par écrit le Contracteur en indiquant les modifications qu’elle demande, appuyées de justifications qu’elle juge utiles.

L’Administration et le Contracteur se réunissent alors aussi rapidement que possible pour examiner les modifications demandées et faire de leur mieux pour établir, d’un commun accord, le Programme Annuel de Travaux et le Budget correspondant dans leur forme définitive.

En tout état de cause, les parties du Programme Annuel de Travaux pour lesquels l’Administration n’aura pas demandé de modifications sont considérées comme approuvées et devront être réalisées par le Contracteur dans les délais initialement prévus, étant entendu que lesdites modifications n’entraîneront pas en principe un délai supplémentaire dans la réalisation des travaux. Au cas contraire, la durée initialement convenue serait prorogée du temps nécessaire à la mise en oeuvre des modifications.

Si, à l’expiration du délai de trente (30) jours prévu ci-dessus, l’Administration n’a pas adressé de demande de modifications au Contracteur, le Programme Annuel de Travaux et le Budget correspondant sont réputés approuvés.

5.3

Si les connaissances acquises au fur et à mesure de l’exécution des travaux ou des circonstances particulières justifient le bien-fondé de certains changements peu importants dans les Opérations Pétrolières prévues au Programme Annuel de Travaux, le Contracteur peut effectuer, après avoir recueilli l’approbation des Services chargés des Hydrocarbures, les modifications correspondantes, à condition que les objectifs fondamentaux fixés ne soient pas modifiés.

ARTICLE 6

RENONCIATION AUX DROITS

6.1

Le Contracteur peut renoncer à ses droits résultant du Contrat sur tout ou partie de la Zone Délimitée, sous réserve de l’application des dispositions de l’Article 7.

6.2

Durant la première période d’exploration définie à l’Article 3.1, la renonciation ne peut porter que sur la totalité de la Zone Délimitée, sous réserve des dispositions de l’Article 6.5.

6.3

Durant la seconde période d’exploration définie à l’Article 3.2, la renonciation peut porter sur la totalité ou une partie de la Zone Délimitée.

6.4

Le Contracteur doit informer par lettre l’Administration de sa décision de renoncer à ses droits en indiquant, dans le cas d’une renonciation partielle, la partie de la Zone Délimitée sur laquelle porte cette renonciation. Celle-ci devient effective soixante (60) jours après la réception de la lettre susvisée, à moins que l’Administration ne soit d’accord pour que cette renonciation prenne effet à une date plus rapprochée.

En cas de renonciation totale, une garantie de paiement des indemnités prévues à l’Article 7 devra être annexée à la lettre de notification de la décision de renonciation.

Dans les trente (30) jours suivant la prise d’effet de la renonciation, le Contracteur adresse à l’Administration un rapport détaillé, accompagné des justificatifs appropriés sur les travaux qu’il a réalisés sur la Zone Délimitée et les dépenses correspondantes.

6.5

En cas de renonciation, le Contracteur a le droit de conserver les Zones d’Exploitation ou les surfaces pour lesquelles il a présenté une demande en cours d’instruction.

6.6

En cas de renonciation partielle, chaque surface rendue doit être de superficie suffisante pour permettre la réalisation d’opérations pétrolières, et de forme simple ayant pour limites des parallèles et des méridiens terrestres.

6.7

Une renonciation partielle au cours de la première période d’exploration n’a pas pour effet de réduire les engagements de travaux du Contracteur définis à l’Article 4.1; la part des travaux non encore réalisés à la date à laquelle la renonciation est devenue effective, est reportée sur la partie restante de la Zone Délimitée.

ARTICLE 7

INSUFFISANCE DE TRAVAUX D’EXPLORATION

7.1

En cas de renonciation à la totalité de la Zone Délimitée prévue aux Articles 6.1 ou 6.2, sans que les engagements de travaux, définis à l’Article 4, aient été remplis, le Contracteur est tenu de payer à l’Etat, dans les trente (30) jours de la prise d’effet de la renonciation et sur la base des indications prévues à l’Article 6.4, une indemnité correspondant au coût, estimé à la date de la prise d’effet de la renonciation, des travaux qui n’ont pas été réalisés.

7.2

Dans les trente (30) jours suivant la prise d’effet de la renonciation, le Contracteur adresse à l’Administration un rapport détaillé, accompagné des justificatifs appropriés sur les travaux qu’il a réalisés sur la Zone Délimitée et les dépenses correspondantes.

7.3

Si, à l’expiration de l’une quelconque des périodes d’exploration, le Contracteur n’a pas rempli ses engagements de travaux définis à l’Article 3, il est tenu de payer à l’Etat, dans les trente (30) jours de la date d’expiration de la période concernée, une indemnité correspondant au coût des travaux non réalisés, tel qu’il peut être estimé à cette date.

7.4

En cas de retard dans le paiement de l’indemnité à verser à l’Etat en application des Articles 7.1 et 7.2, les sommes dues à ce titre portent intérêt calculé, à compter de la date limite à laquelle les indemnités auraient dû être payées, et jusqu’à leur paiement par le Contracteur, au taux $ LIBOR majoré de deux (2) points.

7.5

Si les sommes estimées visées aux Articles 7.1 et 7.3 sont inférieures à celles réellement dues, la différence, augmentée de l’intérêt visé à l’Article 7.6, calculé à la date à laquelle l’indemnité aurait dû être versée, est payée à l’Etat dans les meilleurs délais.

7.6

Les sommes non payées aux dates prévues sont augmentées d’un intérêt de retard calculé au taux $ LIBOR majoré de deux (2) points.

7.7

Le principe d’indemnités correspondant aux coûts des travaux non réalisés ne préjuge pas des mesures que pourrait prendre l’Administration sur les autres insuffisances constatées.

ARTICLE 8

OBLIGATIONS DU CONTRACTEUR DURANT LES PERIODES D’EXPLORATION

8.1

Le Contracteur fournit tous les fonds nécessaires au règlement des dépenses relatives à la réalisation des Opérations Pétrolières définies dans le Programme Annuel de Travaux.

Le Contracteur réalise les Opérations Pétrolières en se dotant de matériels, équipements et matériaux appropriés dans le strict respect des dispositions de l’Article 10.3.

8.2

Le Contracteur est responsable de l’exécution des Programmes Annuels de Travaux.

Les travaux sont réalisés dans les meilleures conditions d’efficacité et de coût; d’une manière générale, le Contracteur met en oeuvre tous moyens appropriés en vue de l’exécution des Programmes Annuels de Travaux en prenant en compte les intérêts économiques des Parties et en utilisant les techniques les plus conformes aux règles de l’art généralement admises dans l’industrie des Hydrocarbures.

8.3

Le Contracteur s’engage à prendre toutes les dispositions en matière de sécurité et de protection de l’environnement, conformément à l’Article 14.

Il s’engage également à prendre toutes les dispositions pratiques pour :

a)	assurer la protection de nappes aquifères rencontrées;

•	au cours des forages, par une bonne cimentation du cuvelage dans les puits ;

•	lors des opérations d’abandon des puits non productifs, par l’application de bouchons de ciment afin d’isoler les couches à pression des autres niveaux réservoirs et de la surface.

b)	effectuer les essais nécessaires à l’appréciation de la valeur des indices d’hydrocarbures recueillis en cours de forage, et du caractère exploitable des gisements découverts.

8.4

En mer, les travaux effectués et les installations érigées par le Contracteur dans le cadre du Contrat doivent, selon leur nature et les circonstances, être réalisés, placés, indiqués, balisés, équipés et conservés de façon à laisser, en permanence et dans de bonnes conditions de sécurité, le libre passage à la navigation dans les eaux de la Zone Délimitée.

Sans préjudice de ce qui précède, le Contracteur doit, pour faciliter la navigation, installer les dispositifs sonores ou optiques approuvés ou exigés par les autorités compétentes, et les entretenir d’une manière qui réponde aux prescriptions desdites autorités.

8.5

Lors de la construction et de l’entretien des installations nécessaires pour la réalisation des Opérations Pétrolières, le Contracteur ne doit causer aucun trouble à l’intérieur du périmètre d’un cimetière ou à un immeuble utilisé comme lieu de culte, déjà existant au moment des travaux.

Il ne doit causer aucun trouble de nature à porter atteinte à l’usage normal d’un immeuble sans le consentement préalable des occupants. Le Contracteur est tenu de payer des indemnités en compensation des dommages causés par lui aux tiers.

8.6

En application de la Convention Internationale sur la Pollution des Eaux de la Mer par les Hydrocarbures signée à Londres le 12 Mai 1954, des amendements dont elle a fait l’objet et des textes pris pour assurer sa mise en oeuvre, le Contracteur s’engage à prendre toutes les précautions nécessaires pour prévenir toute pollution marine.

A cet effet, l’Etat peut décider de toute mesure supplémentaire qui lui paraîtrait nécessaire pour assurer la préservation de la zone marine.

8.7

A conditions de prix, de qualité et de délais de livraison similaires, le Contracteur s’engage, pour les contrats d’approvisionnement, de travaux et de services, à donner la préférence aux entreprises détenues par des nationaux.

8.8

Sauf urgence ou disponibilité d’équipements, les contrats dont le montant peut atteindre ou dépasser l’équivalent de un million (1.000.000) de dollars des Etats Unis d’Amérique doivent faire l’objet d’appels d’offres.

Le Contracteur informe le Service chargé des Hydrocarbures, au moins quinze jours à l’avance, de la date, de l’heure et du lieu du dépouillement des offres. Les représentants du Service chargé des Hydrocarbures participent, si cela s’avère nécessaire, au dépouillement des offres et de leur étude.

Les informations mises à la disposition des participants aux opérations de dépouillement et d’étude des offres doivent être communiquées, en même temps, au Service chargé des Hydrocarbures.

Un original ou une copie certifiée conforme des contrats correspondant aux offres retenues est transmis au Directeur Général chargé des Hydrocarbures dès que possible.

Toute absence de commentaires dans les trente (30) jours francs suivant la communication des informations relatives aux contrats à l’Administration vaudra acceptation par l’Etat des termes et conditions de ces contrats donnant dès lors droits à l’imputation intégrale des coûts associés à chacun des contrats transmis au débit du compte des Coûts Pétroliers.

8.9

Une liste de tous les contrats conclus par le Contracteur au cours de chaque trimestre civil, pour la réalisation des Opérations Pétrolières, est transmise au Directeur Général chargé des Hydrocarbures dans les quinze (15) jours suivant la fin du trimestre concerné.

Pour chaque contrat, l’objet et le montant ainsi que le nom du cocontractant sont précisés dans la lettre de transmission.

8.10

Le Contracteur est tenu de mettre à la disposition des représentants du Service chargé des Hydrocarbures tous les moyens leur permettant le suivi permanent des Opérations Pétrolières.

Il devra notamment prévoir dans ses locaux, un bureau équipé de moyens de travail et de communication et assurer la prise en charge des dits représentants dans le cadre de leurs missions.

Cette prise en charge sera incluse dans les Coûts Pétroliers.

8.11

Dans les quarante-cinq (45) jours suivant la date d’expiration des Périodes d’Exploration définies à l’Article 3, le Contracteur adresse au Directeur Général chargé des Hydrocarbures un rapport détaillé, accompagné des justificatifs appropriés, sur les travaux qu’il a réalisés sur la Zone Délimitée, les dépenses correspondantes et, le cas échéant, le volume et le coût estimé des travaux non réalisés.

ARTICLE 9

DROITS AFFERENTS AUX PERIODES D’EXPLORATION

9.1

Sous réserve des dispositions particulières du Contrat, le Contracteur dispose des droits dont l’exercice conditionne la réalisation des Opérations Pétrolières dans la Zone Délimitée et bénéficie à cet effet de toutes les facilités possibles.

Ces droits impliquent notamment:

a)	l’entière responsabilité de l’administration, de la gestion, du contrôle et de la conduite des Opérations Pétrolières;

b)	la faculté d’exercer les droits conférés par le Contrat et les pouvoirs en découlant, par l’intermédiaire d’agents et d’entrepreneurs indépendants dont il supporte les rémunérations, frais et charges, conformément à la réglementation en vigueur au Gabon sur les transactions financières et sous réserve des dispositions de l’Article 8.7.

c)	Sous réserve des dispositions de l’Article 11.5 et des coûts de photocopie ou autre moyen de reproduction, le Contracteur aura libre accès aux échantillons, documents, rapports, études et données conservées par l’Administration qui existent s’agissant de la Zone Délimitée.

9.2

Sous réserve de la réglementation en vigueur et des dispositions de l’Article 8, le Contracteur aura le droit de défricher les terrains, de creuser, percer, forer, construire, ériger, placer, approvisionner, faire fonctionner, administrer et entretenir des fosses, cuves, puits, tranchées, excavations, barrages, canaux, conduites d’eau, usines, réservoirs, bassins, installations d’emmagasinage en mer et à terre, groupes de distillation primaire, groupes séparateurs des essences de première extraction, usines de soufre et autres installations de production d’Hydrocarbures, ainsi que les canalisations, stations de pompage, groupes générateurs, centrales électriques, lignes à haute tension, moyens de télécommunications, fabriques, entrepôts, bureaux, baraquements, maisons pour le personnel, hôpitaux, écoles, locaux, ports, docks, havres, digues, jetées, dragues, brise-lames, appontements sous-marins et autres installations, navires, véhicules, voies ferrées, routes, ponts, ferry-boats, lignes aériennes, aéroports et autres moyens de transport, garages, hangars, ateliers, fonderies, ateliers de réparation et tous les services auxiliaires qui s’y rapportent, et, plus généralement, tout ce qui est nécessaire à la réalisation des Opérations Pétrolières.

L’emplacement de ces installations peut être choisi par le Contracteur sous réserve de la réglementation en vigueur et des dispositions des Articles 8.5, 13 et 14.

9.3

Les agents, employés et préposés du Contracteur ou de ses sous-contractants pourront, dans le cadre de leurs fonctions, entrer dans la Zone Délimitée ou en sortir, et accéder librement à toutes les installations mises en place par le Contracteur pour la réalisation des Opérations Pétrolières.

ARTICLE 10

PROPRIETE DES BIENS

10.1

Les biens immeubles tels que puits et bâtiments et leur matériel d’équipement, les appontements, routes, ponts, canaux, ports, docks, digues, jetées, conduites d’eau, canalisations, réservoirs, bassins, voies ferrées, terrains, constructions, entrepôts, bureaux, usines, ainsi que les machines et équipements établis à demeure, achetés ou construits par le Contracteur, ainsi que les biens meubles acquis ou fabriqués par lui pour la réalisation des Opérations Pétrolières, sont la propriété de l’Etat.

Un inventaire de ces biens est établi à la fin de chaque année et communiqué au plus tard le ler Mars de l’Année suivante au Service chargé des Hydrocarbures.

Le Contracteur pourra utiliser à titre gracieux ces biens meubles et immeubles dans le cadre du Contrat et pour toute la durée nécessaire aux Opérations Pétrolières, quel que soit leurs statuts vis-à-vis des coûts pétroliers.

Il pourra aussi les utiliser pour la réalisation d’autres Opérations Pétrolières régies par d’autres contrats auxquels il est partie, moyennant paiement d’un prix de location calculé d’une façon appropriée et approuvé par l’Administration.

Les recettes en résultant sont inscrites au compte des Coûts Pétroliers et viennent en diminution de ceux-ci. Elles sont versées à l’Etat si les Coûts Pétroliers restant à récupérer ne correspondent plus qu’à des dépenses d’exploitation.

Pour couvrir ces biens, le Contracteur contracte, pour le compte de l’Etat, toutes les assurances nécessaires exigées par la réglementation en vigueur et conformément aux pratiques généralement admises.

Les primes d’assurance payées à ce titre sont incluses dans les Coûts Pétroliers.

Les indemnités perçues en cas de sinistre sont inscrites au compte des Coûts Pétroliers et viennent en diminution de ceux-ci.

Elles sont reversées à l’Etat si les Coûts Pétroliers restant à récupérer ne correspondent plus qu’à des dépenses d’exploitation, à moins qu’elles ne soient consacrées au remplacement des biens perdus ou détruits.

10.2

Les dispositions de l’Article 10.1 ne sont pas applicables aux biens appartenant à des Tiers ou des Sociétés Affiliées pris en location par le Contracteur en vertu d’un bail ou d’une location simple.

10.3

A conditions économiques équivalentes, le Contracteur s’engage à donner la priorité à l’achat des biens sur le bail ou la location.

En ce qui concerne les Gros Equipements et les installations importantes, le Contracteur doit, avant d’opter pour l’achat ou la location, recueillir les avis et recommandations du Comité Technique de Suivi des Opérations Pétrolières et soumettre son choix, dûment justifié, à l’approbation de l’Administration.

Ce choix ne devient définitif qu’après l’obtention de ladite approbation.

Lors de l’examen du Programme Annuel de Travaux et du Budget correspondant, l’Administration désigne les gros équipements et les installations importantes y figurant pour lesquels le Comité Technique de Suivi des Opérations Pétrolières doit être consulté, et l’approbation de l’Administration requise.

Le Contracteur doit tenir à la disposition du Ministère des Hydrocarbures un rapport mis à jour annuellement et mentionnant :

•	la valeur estimée des immobilisations acquises dans des Opérations Pétrolières conformément à l’article 10.3 et un tableau résumant leur prix et leur date d’acquisition;

•	les sommes reçues correspondantes au transfert de toutes immobilisations.

ARTICLE 11

RAPPORTS D’ACTIVITES PENDANT LES PERIODES D’EXPLORATION

11.1

L’Etat, par l’intermédiaire de la Direction Générale chargée des Hydrocarbures, doit pouvoir, à tout moment, disposer de toutes les données originales se rapportant aux Opérations Pétrolières telles que rapports géologiques, géophysiques et pétrophysiques, rapports de forage, de mise en exploitation, ainsi que de toutes les informations à caractère technique, comptable et financier qu’il estime utiles pour l’exercice de son pouvoir de contrôle, pourvu que cet accès s’effectue de manière à ne pas perturber le bon déroulement des Opérations Pétrolières.

11.2

Dès qu’il les établit ou les obtient, le Contracteur fait parvenir au responsable du Service chargé des Hydrocarbures les documents suivants:

a)	une copie des études et rapports d’interprétation géologique et géophysique ainsi qu’une collection complète, sur support transparent stable, à échelle normale, des profils sismiques avec traitement maximum et une copie sur support magnétique moderne des enregistrements géophysiques de terrain et traités;

b)	une copie des rapports journaliers des forages en cours et une copie des rapports d’implantation et de fin de sondage pour chacun des forages, ainsi qu’un jeu complet, sous forme reproductible, des diagraphies enregistrées;

c)	une copie des rapports des tests et essais de puits réalisés en cours de forage ainsi que toute étude relative au débit des puits en cours de production ;

d)	une copie des rapports relatifs aux analyses effectuées sur les échantillons de roches et de fluides recueillis en cours de forage.

Une partie représentative des carottes et des déblais de forage prélevés dans chaque puits, ainsi que des échantillons des fluides produits pendant les essais de production, sont également fournis dans des délais raisonnables.

Les carottes et déblais en possession du Contracteur à la fin du Contrat, sont remis au responsable du Service chargé des Hydrocarbures.

11.3

Au cours de la deuxième (2ème) quinzaine de chaque mois, le Contracteur fait parvenir au Service chargé des Hydrocarbures, un rapport sur les Opérations Pétrolières réalisées au cours du mois précédent.

11.4

Le Contracteur est tenu d’informer le Service chargé des Hydrocarbures, dans les plus brefs délais, de toute découverte de substances minérales et de lui faire rapport de toutes les constatations et informations utiles s’y rapportant.

11.5

L’Etat est propriétaire de tous échantillons, documents originaux, rapports établis ou obtenus par le Contracteur relatifs aux Opérations Pétrolières, aux travaux et études géologiques, géophysiques, pétrophysiques, études de synthèse, diagraphies de sondages, même s’ils sont à la disposition du Contracteur pour la réalisation de ces Opérations Pétrolières.

Le Contracteur peut détenir ces échantillons ainsi que les copies des documents et rapports pour les besoins des Opérations Pétrolières.

Les Parties considèrent ces documents, rapports, travaux, études et échantillons, comme confidentiels et s’engagent, chacune en ce qui la concerne, en leur nom et au nom des sociétés de services ou bureaux d’études travaillant pour leur compte, à ne pas les communiquer à des Tiers sans autorisation préalable du responsable du Service chargé des Hydrocarbures.

Cette obligation subsiste, en ce qui concerne l’Etat, pendant les périodes d’exploration définies à l’Article 3 et, en cas de renonciation totale en application des dispositions de l’Article 6, jusqu’à la date d’effet de cette renonciation, et, en ce qui concerne le Contracteur, même après la fin du Contrat.

Chaque entité constituant le Contracteur pourra, après avoir informé les autres entités et l’Administration, communiquer les informations et renseignements confidentiels susvisés

a)	à toute société intéressée de bonne foi dans la réalisation d’une cession éventuelle ou d’une assistance dans le cadre des Opérations Pétrolières, après obtention, de cette société, d’un engagement de garder confidentiels ces informations et renseignements et de les utiliser aux seules fins de ladite cession ou assistance, ou

b)	à tous consultants professionnels extérieurs, intervenant dans le cadre des Opérations Pétrolières, après obtention, de leur part, d’un engagement similaire de confidentialité, à condition que le Contracteur communique sans délai à l’Administration, le nom desdits consultants ainsi que les informations et renseignements qui lui ont été révélés, ou

c)	à toute banque ou établissement financier auprès desquels le Contracteur recherche ou obtient un financement, après obtention d’un engagement similaire de confidentialité de la part de ces organismes,

d)	lorsque et dans la mesure où le règlement d’une bourse de valeurs reconnue l’exige, sauf si le droit gabonais s’y oppose,

e)	dans le cadre de toute procédure contentieuse en matière judiciaire, administrative ou arbitrale.

Le Contracteur pourra, avec l’accord préalable et écrit de l’Administration, échanger avec toute personne intéressée, tous renseignements ou informations confidentiels de ce type contre d’autres renseignements ou informations similaires.

ARTICLE 12

UTILISATION DES RESSOURCES NATURELLES ET DES TERRAINS

12.1

Le Contracteur a la faculté, moyennant, le cas échéant, paiement de redevances appropriées et sous réserve du respect de la réglementation en vigueur et des dispositions de l’Article 8.5, de prélever et d’utiliser la terre de surface, le bois de haute futaie, l’argile, le sable, la chaux, le gypse, les pierres autres que les pierres précieuses, ainsi que d’autres substances similaires nécessaires à la réalisation des Opérations Pétrolières.

Le Contracteur doit faire un usage raisonnable de ces matières pour la réalisation des Opérations Pétrolières.

Le Contracteur peut prendre et utiliser l’eau nécessaire à la réalisation des Opérations Pétrolières, à condition de ne pas gêner l’irrigation et la navigation et que les terrains, maisons ou points d’eau n’en soient pas privés du fait de cette utilisation.

12.2

L’Etat mettra à la disposition du Contracteur, pour les besoins des Opérations Pétrolières, les terrains lui appartenant nécessaires à la réalisation de ces opérations.

Le Contracteur pourra y construire et y entretenir, au-dessus et au-dessous du sol, les installations nécessaires. II s’abstiendra de demander l’usage de terrains s’il n’en a pas réellement besoin, et de ceux sur lesquels sont édifiés des bâtiments utilisés par les services de l’Administration.

Le Contracteur devra indemniser l’Etat pour tout dommage causé aux terrains par la construction, l’entretien et l’utilisation de ses installations dans des conditions non conformes aux usages et standards de l’industrie pétrolière.

L’Administration autorisera le Contracteur, dans le cadre de la réglementation, à construire, utiliser et entretenir des réseaux de télécommunications et de canalisations, au-dessus ou au-dessous du sol et le long et à la limite des terrains n’appartenant pas à l’Etat, à la condition que la construction, l’entretien et l’utilisation de ces réseaux causent le moins de dommages possibles aux terrains et qu’ils soient conformes à la réglementation.

12.3

Dans le cas où les Opérations Pétrolières nécessitent l’occupation et l’utilisation de terrains appartenant à des personnes privées, le Contracteur doit s’efforcer d’aboutir avec celles-ci à un accord fixant une indemnité équitable en compensation de la privation de jouissance subie.

En cas de désaccord, le Contracteur doit saisir l’Administration qui peut:

•	soit fixer l’indemnité à payer par le Contracteur, si l’occupation des terrains est de courte durée. Le montant de cette indemnité tiendra alors compte de l’utilisation effective de ces terrains par le propriétaire au moment de l’occupation;

•	soit procéder à l’expropriation de ces terrains conformément aux procédures en vigueur, si leur occupation est de longue durée ou si, à l’issue de celle-ci, ils deviennent impropres à leur usage primitif. Les droits sont acquis et enregistrés au nom de l’Etat; toutefois, le Contracteur en a la libre utilisation pour la réalisation des Opérations Pétrolières pendant toute la durée du Contrat.

Les frais, charges et indemnités résultant de la procédure d’expropriation sont supportés par le Contracteur.

ARTICLE 13

UTILISATION DES INSTALLATIONS

13.1

Pour les besoins des Opérations Pétrolières, le Contracteur peut utiliser, dans les conditions de droit commun, tout chemin de fer, tramway, route, aérodrome, terrain d’atterrissage, canal, rivière, pont, cours d’eau et tout réseau de télécommunications, qu’ils soient la propriété de l’Etat ou d’entreprises privées, moyennant paiement des redevances éventuellement applicables ou à fixer d’un commun accord, en contrepartie de cette utilisation et des coûts que leur construction, aménagement et entretien entraînent.

Le Contracteur peut aussi utiliser, pour les besoins des Opérations Pétrolières, tout moyen de transport par terre, mer ou air, à la condition de respecter les lois et règlements qui en régissent l’utilisation.

13.2

L’Etat peut utiliser, dans des cas exceptionnels et pour des durées raisonnables, les moyens de transport et de communication mis en place par le Contracteur, notamment en cas de nécessité résultant de catastrophes nationales, cataclysmes, périls intérieurs ou extérieurs.

Le Contracteur met alors ses moyens à la disposition de l’Etat sur réquisition ou simple demande de celui-ci.

13.3

L’Etat peut construire, exploiter et entretenir, sur et sous les terrains mis à la disposition du Contracteur, ou le long d’eux, des routes, chemins de fer, aérodromes, terrains d’atterrissage, canaux, ponts, digues de protection contre les inondations, postes de police, installations militaires, canalisations, réseau de télécommunications, en prenant soin de ne pas mettre en péril ou d’entraver de manière importante les Opérations Pétrolières, sauf cas de nécessité nationale.

ARTICLE 14

PROTECTION DE L’ENVIRONNEMENT

14.1

Les Opérations Pétrolières ayant un impact sur l’environnement, le Contracteur doit veiller, lors de ses opérations à:

a)	la conservation des ressources naturelles et à la protection de l’environnement ;

b)	l’emploi de techniques modernes destinées à prévenir ou, tout au moins, à limiter les dommages susceptibles d’être causés à l’environnement ;

c)	l’application de programmes de prévention de la pollution, de traitement des déchets, de sauvegarde des ressources naturelles et de restauration et de réhabilitation des terrains endommagés du fait des Opérations Pétrolières.

14.2

Le Contracteur doit entreprendre toutes actions adéquates et nécessaires en vue de:

a)	dédommager les tiers pour les préjudices subits par eux ou pour les dommages causés à leurs biens du fait des Opérations pétrolières ;

b)	minimiser les dommages à l’environnement à l’intérieur de la Zone Délimitée et sur les terrains avoisinants.

14.3

Si le Contracteur ne respecte pas les termes du paragraphe (b) de l’article 14.2 ou contrevient à toute loi sur la protection de l’environnement en vigueur et que ce non-respect ou cette contravention résulte en un dommage à l’environnement, le Contracteur doit prendre toutes mesures nécessaires et raisonnables pour remédier à ce non-respect ou à cette contravention et aux effets qui en découlent.

14.4

Si le Ministère chargé des Hydrocarbures constate que les travaux ou installations érigés par le Contracteur mettent ou peuvent mettre en péril les personnes ou leurs biens, causer la pollution de l’environnement ou mettre en danger la faune à un degré que le Ministère peut juger inacceptable, le Ministère ordonnera au Contracteur de prendre toute mesure pour remédier, dans les meilleurs délais, aux dommages causés et pourrait même lui demander d’interrompre les Opérations Pétrolières totalement ou partiellement, jusqu’à ce que des mesures adéquates soient prises pour réparer les dommages causés.

14.5

Les mesures à prendre par le Contracteur pour se conformer aux termes du paragraphe (b) de l’Article 14.2 seront déterminées en accord avec le Ministère au commencement des opérations ou lors de tout changement dans les objectifs ou dans les méthodes de travail.

Le Contracteur doit tenir compte des règles et standards internationaux applicables en pareilles circonstances à la Date Effective. Une étude d’impact devra être conduite conformément à l’ Article 14.6.

Le Contracteur doit notifier au Ministère, par écrit, les mesures finalement retenues et faire en sorte que lesdites mesures soient, de temps à autre, revues en fonction des conditions prévalant.

14.6

A cet effet, le Contracteur devra charger un organisme ou une société internationalement reconnus pour sa connaissance des problèmes d’environnement, afin d’entreprendre deux études d’impact sur l’environnement dans le but :

a) de déterminer la situation prévalant en rapport avec l’environnement, les êtres humains, la faune terrestre et marine à l’intérieur de la Zone délimitée et des zones avoisinantes au moment de la réalisation des études et,

b) d’établir quels sont les effets sur. l’environnement, les êtres humains, la faune terrestre et marine à l’intérieur de la Zone Délimitée du fait des Opérations Pétrolières menée dans le cadre du Contrat et de proposer les mesures et méthodes prévues à l’article 14.5 de nature à minimiser les dommages causés à l’environnement et de restaurer les sites à l’intérieur de la Zone Délimitée.

14.7

La première (1ère) étude doit comporter deux (2) parties :

•	une partie préliminaire qui doit être menée avant tous travaux sismiques de terrain;

•	une deuxième partie qui doit traiter de la phase de forage.

14.8

La seconde (2nde) étude devra être achevée avant le commencement des opérations de production et devra être soumise à l’Administration par le Contracteur en même temps que le plan de développement.

14.9

Les études mentionnées à l’article 14.6 devront contenir des instructions en matière de protection de l’environnement, à suivre en vue de minimiser les dommages causés à l’environnement, et traiter notamment des points suivants:

a) sélection des sites de forages

b) boue et déblais de forage

c) cimentation des casings

d) protection des nappes aquifères

e) plan de prévention des éruptions

f) brûlage du gaz aux torches durant les phases de tests et de complétion des puits pétroliers

g) abandon des puits

h) démantèlement des appareils de forage

i) stockage et transport des carburants

j) utilisation des explosifs

k) lieux de campement

1) lieux de dépôt des déchets liquides et solides

m) sites culturels et archéologiques

n) la faune et son habitat

o) contrôle des bruits

p) lieux de culte

14.10 Le Contracteur devra s’assurer que :

a)	les opérations pétrolières sont menées dans des conditions acceptables de protection de l’environnement et conformément aux règles de l’art et aux pratiques industrielles admises internationalement ;

b)	les études d’impact des opérations pétrolières sur l’environnement sont mises à la disposition de des employés du Contracteur et de ses contractants afin de les sensibiliser sur les méthodes et mesures à prendre lors de la conduite des opérations pétrolières ;

c)	tout contrat passé entre le Contracteur et ses contractants et ayant trait aux Opérations Pétrolières, tient compte des clauses relatives à la protection de l’environnement incluses dans le présent Contrat ;

d)	toutes les précautions sont prises pour prévenir la pollution marine en application de la Convention Internationale sur la pollution des eaux de mer par les Hydrocarbures signée le 12 mai 1954, de ses amendements et des textes pris pour sa mise en oeuvre. L’Etat peut décider de toute mesure complémentaire pour assurer la préservation de la zone marine.

14.11

Le Contracteur doit, avant d’entreprendre toute opération de forage, préparer et soumettre au Service chargé des hydrocarbures un plan de lutte contre les éventuels déversements de pétrole et les incendies.

14.12

Dans le cas :

a)	d’une urgence ou d’un accident résultant des Opérations Pétrolières et affectant l’environnement, le Contracteur doit sans délai en informer le Service chargé des Hydrocarbures et mettre en place les mesures adéquates communément admises dans l’industrie pétrolière internationale ;

b)	d’incendie ou de déversement de pétrole, le Contracteur devra mettre immédiatement en place le plan d’urgence qu’il aura préparé et fait approuvé par le Ministère chargé des Hydrocarbures.

14.13

Si le Contracteur ne respecte pas l’un des termes contenus dans l’Article 14, la Direction Générale chargée des Hydrocarbures pourra prendre toute action en vue d’en assurer l’application.

Dans ce cas, le Contracteur supportera les coûts engendrés par la dite action; capital et intérêts calculés au taux $ LIBOR majoré de deux (2) points.

14.14

Le Contracteur doit, à l’expiration du Contrat ou à la libération de la surface d’exploitation :

a)	enlever tous les équipements et installations mis en place par lui (mais non repris par l’Etat) dans le cadre des Opérations pétrolières. Ledit enlèvement devra se faire selon un programme et un plan d’abandon acceptés par le Service chargé des Hydrocarbures et tel que décrit ci-dessous.

b)	restaurer les sites conformément aux règles de l’art et aux pratiques admises dans l’industrie pétrolière et prendre toute action pour prévenir tous risques auxquels pourraient être exposés les personnes, les biens ou l’environnement.

14.15

En vue de faire face aux frais de remise en l’état des lieux qui lui incombe à l’expiration normale de l’Autorisation Exclusive d’Exploitation, y compris ses renouvellements éventuels, ou, en cas d’abandon pour des raisons dûment justifiées, dans le cadre des dispositions de l’Article 18.2, le Contracteur doit, dès le début de la production d’un gisement, mettre en place, pour chaque Zone d’Exploitation, un Fonds pour le Financement des Opérations d’Abandon et de Démantèlement dans lequel il versera annuellement un montant égal à zéro virgule cinquante pour cent (0.50%) de la valeur initiale d’acquisition du matériel et des installations servant au développement et à la production de la Zone d’Exploitation en question et qui sont normalement appelés à être enlevés ou à être aménagés en fin d’exploitation.

Lesdits versements annuels seront étalés sur la durée prévue de l’Autorisation Exclusive d’Exploitation et se feront au profit d’un compte bancaire ouvert à cet effet au nom du Contracteur auprès d’une banque internationale choisie de commun accord par les Parties après consultation des banques répondant aux critères de rating international de premier rang.

Avant l’ouverture du compte bancaire ci-dessus, un protocole de gestion et de mise à disposition des fonds sous séquestre par la banque dépositaire est signé et transmis à celle-ci.

Lesdits versements se feront en dollars des Etats-Unis d’Amérique et seront inclus dans les Coûts Pétroliers.

Les modalités et conditions d’utilisation des sommes déposées conformément aux dispositions ci-dessus sont les suivantes:

1.	Pour la réalisation des travaux de remise en l’état des sites, le Contracteur pourra utiliser les fonds constitués sur présentation, à la banque dépositaire, de justificatifs visés par le Directeur Général chargé des Hydrocarbures.

Si les dépenses de remise en l’état des sites excèdent le montant des fonds susvisés, le Contracteur est tenu de fournir le solde nécessaire à la réalisation desdits travaux.

Si ces dépenses sont inférieures au montant des fonds susvisés, le montant de ces fonds non utilisés conformément à leur objet sera intégralement versé au Fonds de Soutien des Hydrocarbures.

2.	Si l’Administration souhaite conserver en l’état tout ou partie des installations ou les réaménager après expiration normale de l’Autorisation Exclusive d’Exploitation, y compris ses renouvellements éventuels, ou en cas d’abandon pour des raisons dûment justifiées dans le cadre de l’Article 18.2, le montant des fonds non utilisés sera intégralement versé au Fonds de Soutien des Hydrocarbures.

3.	En vue d’abandonner un gisement à l’expiration normale de l’Autorisation Exclusive d’Exploitation, y compris ses renouvellements éventuels, ou en cas d’abandon pour des raisons dûment justifiées dans le cadre des dispositions de l’Article 18.2, le Contracteur soumet à la Direction Générale chargée des Hydrocarbures, un plan d’abandon partiel ou total au moins dix-huit (18) mois avant la fin des opérations.

Ce plan doit préciser les procédures à suivre, la durée et les coûts des opérations à effectuer.

Si l’Administration désire réaliser, elle-même, les travaux de remise en l’état des sites, le Service chargé des Hydrocarbures devra, au plus tard quatre-vingt-dix (90) jours après la réception de la notification, en informer par écrit le Contracteur.

Si la Direction Générale chargée des Hydrocarbures n’adresse pas de réponse, elle est réputée avoir opté pour la remise en l’état des sites par le Contracteur.

ARTICLE 15

EXPIRATION DU CONTRAT A LA FIN DES PERIODES D’EXPLORATION

Si, au cours des périodes d’exploration, le Contracteur n’a pas fait de découverte d’Hydrocarbures présumée commercialement exploitable et déclarée comme telle en application de l’Article 16.3, ouvrant ainsi droit à l’obtention d’une Autorisation Exclusive d’Exploitation, le Contrat prend fin à l’expiration desdites périodes.

Le Contracteur n’est pas dégagé de ses obligations contractuelles nées avant l’expiration du Contrat et qui ne seraient pas encore honorées en totalité à la date de ladite expiration.

Il reste tenu de les remplir conformément à la réglementation et aux dispositions contractuelles; la validité de celles-ci est prorogée à cette fin par Arrêté du Ministre en charge des Hydrocarbures.

ARTICLE 16

DECOUVERTE ET OBLIGATION D’EXPLOITER

16.1

En cas de découverte d’Hydrocarbures, le Contracteur devra en informer par écrit l’Administration dans les dix (10) jours qui suivent la fin des essais permettant de présumer de l’existence d’un Gisement.

16.2

Le Contracteur est tenu de fournir à l’Administration toutes les informations permettant un examen détaillé des données relatives au Gisement découvert et de se prononcer en toute connaissance de cause sur le caractère commercialement exploitable ou non exploitable du Gisement.

Ces informations doivent être fournies au fur et à mesure de leur obtention par le Contracteur.

16.3

Le caractère commercialement exploitable ou présumé comme tel d’un Gisement est constaté par les Parties qui se réunissent à cet effet et consignent leur accord sur ce point dans un document signé conjointement.

En tout état de cause et à défaut de réponse de l’Administration dans les trente (30) jours suivant la fourniture des informations visées à l’Article 16.2 ci-dessus, le caractère commercialement exploitable du Gisement sera considéré comme accepté par elle et donnera en conséquence de plein droit lieu à l’octroi d’une Autorisation Exclusive d’Exploitation sur la zone d’exploitation sollicitée.

16.4

Sous réserve qu’il ait satisfait à ses engagements et obligations prévus par le Contrat, et notamment par l’Article 16.2, un Gisement considéré comme commercialement exploitable en application des dispositions ci-dessus, donne droit au Contracteur à une Autorisation Exclusive d’Exploitation; la surface concernée constituera, à compter de la date d’effet de cette Autorisation Exclusive d’Exploitation, la Zone d’Exploitation. Elle sera limitée, en projection au niveau du sol, à l’étendue présumée du Gisement, déterminée en fonction des données géologiques et géophysiques disponibles.

L’Autorisation Exclusive d’Exploitation est accordée par Arrêté du Ministre chargé des Hydrocarbures sur demande du Contracteur formulée dans les formes et délais prévus à l’Article 17.1.

16.5

Si le Contracteur fait plusieurs découvertes commercialement exploitables dans la Zone Délimitée, chacune d’elles fera l’objet d’une Autorisation Exclusive d’Exploitation et constituera une Zone d’Exploitation distincte.

En outre, pour les besoins des Articles 24, 25 et 26.1, b, il est tenu compte de la production de chacune des Zones d’Exploitation issues de la Zone Délimitée.

16.6

Les quantités d’Hydrocarbures produites avant qu’un Gisement n’ait été déclaré commercialement exploitable en application des dispositions de l’Article 16.3, sont mesurées conformément aux dispositions de l’Article 29 et entrent dans les quantités soumises aux dispositions des Articles 24 à 26, à l’exclusion de celles utilisées pour les besoins des Opérations Pétrolières ou perdues, à condition toutefois que, pour ces dernières, le Contracteur fournisse à l’Administration toutes les explications et justifications utiles.

16.7

Pour tout Gisement déclaré commercialement exploitable conformément aux dispositions de l’Article 16.3, le Contracteur s’engage à réaliser toutes les Opérations Pétrolières utiles et nécessaires à l’exploitation dudit Gisement, en conformité des pratiques généralement admises dans l’industrie internationale des Hydrocarbures.

Le Contracteur est tenu d’informer l’Administration par écrit de la date du début de la production dès que celle-ci est effective.

Après l’octroi d’une Autorisation Exclusive d’Exploitation, l’Etat ne contraindra pas le Contracteur à poursuivre l’exploitation du Gisement correspondant si celui-ci apporte la preuve, sur la base des connaissances techniques acquises sur ce Gisement et sur justifications comptables et financières, de l’absence de rentabilité de l’exploitation.

Dans ce cas, l’Autorisation Exclusive d’Exploitation prend fin à la date d’arrêt des travaux ou de la production, et la Zone d’Exploitation correspondante devient libre à cette date. L’Etat est alors en droit d’exploiter le Gisement pour son compte, sans avoir à payer une quelconque indemnité au Contracteur.

16.8

Sauf circonstances exceptionnelles dûment justifiées, si la production d’un Gisement n’a pas commencé dans les quatre (4) années suivant la date d’octroi de l’Autorisation Exclusive d’Exploitation, cette dernière est annulée et les droits du Contracteur sont considérés comme abandonnés volontairement.

L’annulation est prononcée par Arrêté du Ministre chargé des Hydrocarbures.

ARTICLE 17

DEMANDE D’AUTORISATION EXCLUSIVE D’EXPLOITATION

ET DELIMITATION DES ZONES D’EXPLOITATION

17.1

Pour obtenir une Autorisation Exclusive d’Exploitation, le Contracteur doit en faire la demande au Ministre chargé des Hydrocarbures.

Cette demande, les pièces annexes qui y sont jointes ainsi que les renseignements fournis sont rédigés en français; ils sont datés et signés par le demandeur.

La demande, les pièces annexes et les renseignements joints sont remis en trois (3) exemplaires, deux (2) au responsable du Service chargé des Hydrocarbures et le troisième (3ème) au Ministre chargé des Hydrocarbures.

Les demandes présentées en application du présent Article doivent fournir, sur les entreprises constituant le Contracteur, les renseignements relatifs à la forme juridique, au siège social, au capital social et aux nom, prénoms, nationalité, qualité et domicile des personnes participant statutairement à la direction, à la gestion et à l’administration de ces entreprises et ayant la signature sociale.

Toute demande faite au bénéfice d’une société doit être accompagnée des pouvoirs des signataires de la demande, de leur qualités et domiciles et d’un exemplaire certifié conforme des statuts de la société, des pièces justificatives de sa constitution et des bilans des deux derniers exercices.

La demande doit comprendre:

•	le projet de délimitation de la Zone d’Exploitation qui doit être strictement circonscrite, en projection au niveau du sol, à l’étendue présumée du Gisement découvert;

•	les pièces justificatives (interprétations géologiques, géophysiques, des diagraphies, etc.) sur lesquelles est basée la détermination de cette étendue;

•	l’estimation provisoire des réserves récupérables et de la production annuelle du Gisement;

•	un extrait de la carte au 1/200.000 sur lequel sont reportés les sommets et les limites de la zone sur laquelle porte la demande;

•	un mémoire détaillé indiquant les résultats des travaux d’exploration exécutés dans la Zone Délimitée et donnant la position, la nature et les caractéristiques du Gisement;

•	un programme général d’exploitation du Gisement ainsi qu’une estimation des investissements de développement et de production et un programme prévisionnel de formation et de recrutement de nationaux.

17.2

Toute modification ultérieure de la forme juridique, des statuts ou du capital social des entreprises constituant le Contracteur, tout changement des personnes visées au quatrième (4ème) alinéa de l’Article 17.1, doivent être portés sans délai à la connaissance du Ministre Chargé des Hydrocarbures et du responsable du Service chargé des Hydrocarbures.

Le Contracteur adresse annuellement à ceux-ci, copie des comptes et des bilans des entreprises le constituant soumis pour approbation à leurs assemblées générales, et de tous rapports de leurs organes de gestion et d’administration présentés à cet effet à ces assemblées.

17.3

Le droit à l’obtention d’une Autorisation Exclusive d’Exploitation ne subsiste que si la demande est parvenue à l’Administration dans un délai de deux mois suivant la date de signature du document prévu à l’Article 16.3 et, en tout état de cause, avant la date d’expiration de la dernière période d’exploration.

17.4

Les demandes relatives aux renouvellements de l’Autorisation Exclusive d’Exploitation prévus à l’Article 18.1, doivent être présentées au plus tard quatre vingt dix (90) jours avant la date d’expiration de l’Autorisation Exclusive d’Exploitation en cours et dans les mêmes formes que celles prévues à l’Article 17.1.

17.5

Si, après l’octroi d’une Autorisation Exclusive d’Exploitation, il apparaît que le Gisement est d’une étendue supérieure à celle de la Zone d’Exploitation, le Ministre Chargé des Hydrocarbures pourra accorder par arrêté, au Contracteur, à la demande de celui-ci et dans le cadre de la même Autorisation Exclusive d’Exploitation, une extension de la surface initiale de la Zone d’Exploitation, de telle sorte que le Gisement soit ainsi totalement couvert, à condition, toutefois, que la dite extension de surface soit comprise à l’intérieur de la Zone Délimitée.

Si cette extension de gisement se situe à l’extérieur de la Zone Délimitée et qu’elle couvre une surface libre qui n’est pas engagée dans une procédure d’attribution ou de promotion, les Parties pourront se réunir pour éventuellement convenir des conditions d’attribution au Contracteur de la dite surface libre.

ARTICLE 18

DUREE DE VALIDITE DE L’AUTORISATION EXCLUSIVE D’EXPLOITATION

18.1

L’Autorisation Exclusive d’Exploitation est accordée au Contracteur par arrêté du Ministre chargé des Hydrocarbures; elle prend effet à compter de la date de son octroi.

Sa durée maximale est de dix (10) ans à compter de la date du début de la production.

Si, à la fin de cette durée de dix (10) ans, l’exploitation commerciale de la Zone d’Exploitation est encore possible, l’Autorisation Exclusive d’Exploitation y afférente est renouvelée, à la demande du Contracteur, par Arrêté du Ministre Chargé des Hydrocarbures, pour une durée maximum de cinq (5) ans, à condition que les obligations et les engagements prévus par le Contrat aient été remplis.

L’Autorisation Exclusive d’Exploitation peut être renouvelée une seconde fois pour une durée maximum de cinq (5) ans, dans les mêmes conditions que ci-dessus.

Lorsqu’un renouvellement est envisagé, et compte tenu des résultats financiers obtenus par les Parties au cours de la durée précédente, celles-ci peuvent convenir de nouvelles dispositions pour les Articles 24 à 26.

18.2

Le Contracteur peut, à tout moment, renoncer à une Autorisation Exclusive d’Exploitation.

II doit en informer par écrit l’Administration.

Cette renonciation devient effective soixante (60) jours après réception de la notification, à moins que l’Administration ne soit d’accord pour que cette renonciation prenne effet plus tôt.

La Zone d’Exploitation devient libre à la date de prise d’effet de la renonciation.

18.3

Le Contrat prend fin à la date d’expiration de la dernière Autorisation Exclusive d’Exploitation ou, le cas échéant, à la date d’effet de la renonciation visée ci-dessus; cependant les Parties ne sont pas dégagées de leurs obligations contractuelles nées avant l’expiration du Contrat et qui ne seraient pas encore intégralement honorées à la date de ladite expiration ou renonciation. Elles sont tenues de les remplir conformément à la réglementation et aux dispositions contractuelles; la validité de celles-ci est prorogée à cette fin par Arrêté du Ministre en charge des Hydrocarbures.

ARTICLE 19

PARTICIPATION DE L’ETAT

19.1

Dès la mise en production d’un Gisement, l’Etat participe de plein droit, à concurrence de dix huit pour cent (18%), aux droits et obligations découlant du Contrat, à moins qu’il ne renonce expressément à cette participation dans un délai de cent vingt (120) jours suivant la date de la mise en production susvisée.

L’Etat participe, à concurrence de son pourcentage, aux Coûts Pétroliers relatifs au développement et à l’exploitation de la Zone d’Exploitation, à l’exclusion de toute dépense d’exploration.

Si l’Etat veut prendre une participation supplémentaire, il en informe par écrit le Contracteur, en précisant le pourcentage de participation qu’il souhaite détenir. Les conditions d’acquisition de la participation supplémentaire sont convenues d’un commun accord.

19.2

Sous réserve du droit de préférence offert au Contracteur dans les conditions et suivant les modalités indiquées ci-après, l’Etat peut, à tout moment, céder, à une entreprise de son choix, tout ou partie de sa participation, si la bonne réputation technique et financière du potentiel acquéreur est bien établie.

Le Contracteur dispose d’un droit de préférence sur les cessions ci-dessus prévues par l’Etat. Avant qu’une cession par l’Etat à des Tiers ne devienne effective, l’Etat doit offrir en priorité au Contracteur l’acquisition de sa participation aux mêmes conditions que celles offertes aux Tiers.

Si le Contracteur n’exerce pas le droit de préférence prévu au présent Article dans un délai de trente (30) jours suivant la réception par le Contracteur de l’ensemble des informations prévues au paragraphe précédent, il est réputé avoir renoncé à l’exercice de son droit de préférence.

Les droits et obligations découlant des accords d’association liant entre elles les entreprises constituant le Contracteur ne doivent, en aucun cas, ni limiter l’exercice par l’Etat de ses droits, ni aggraver ses obligations, attachés à sa participation, ni diminuer la portée et les effets de cette participation.

19.3

A compter de la date de mise en production, l’Etat rembourse aux entreprises constituant le Contracteur, soit en nature, soit en espèces, sa quote-part des Coûts Pétroliers relatifs au développement supportés depuis la date d’octroi de l’Autorisation Exclusive d’Exploitation, ainsi que les sommes correspondant aux appels de fonds au titre des Coûts Pétroliers avancés par les autres partenaires pour les coûts d’exploitation.

Le choix du mode de paiement susvisé est exercé par l’Etat par lettre adressée au Contracteur avec un préavis de quatre-vingt-dix (90) jours; à défaut, il est censé avoir opté pour le paiement en nature.

Si l’Etat opte de payer en espèces, le paiement s’effectue sur les recettes nettes provenant des ventes de la part de production lui revenant au titre de sa participation.

Si l’Etat opte de payer en nature, le paiement s’effectue à la fin de chaque mois civil, par remise d’une partie de la part de production lui revenant au titre de sa quotte part des coûts pétroliers.

Quel que soit le mode de paiement, le montant à payer par l’Etat est limité à l’équivalent de sa quote-part des Coûts Pétroliers au cours du Mois Civil considéré.

Le reliquat, s’il y a lieu, est ajouté aux sommes dues à la fin du mois suivant; ce report ne doit pas, cependant, avoir pour effet de dépasser la limite de sa quotte part des coûts pétroliers.

En conséquence, le total du reliquat éventuel et des appels de fonds ultérieurs n’est exigible que dans la limite ci-dessus, le surplus étant reporté et régularisé dans les mêmes conditions que ci-dessus.

Pour les besoins du présent Article, les quantités d’Hydrocarbures remises en paiement par l’Etat sont valorisées au Prix de Cession Officiel prévu à l’Article 27.

19.4

Le Contracteur tient à jour un compte “Participation-Etat”.

Ce compte est débité des Coûts Pétroliers qui sont imputables à l’Etat au titre de la période antérieure à sa prise de participation, ainsi que, à la fin de chaque mois civil, de sa quote-part mensuelle des Coûts Pétroliers.

Il est crédité, à la fin de chaque mois civil, du Prix de Cession Officiel des Hydrocarbures remis en paiement par l’Etat au titre dudit mois, des sommes versées par lui.

Les sommes dues par l’Etat au titre du remboursement de sa quote-part des Coûts Pétroliers relatifs au développement sont augmentées, le cas échéant, d’un intérêt au taux $ LIBOR majoré de deux (2) points.

19.5

Si l’Etat cède tout ou partie de sa participation à un Tiers, ce Tiers financera, dans les conditions de droit commun, sa quote-part des Coûts Pétroliers relatifs au développement ainsi que les sommes correspondantes aux appels de fonds au titre des Coûts Pétroliers au prorata de sa participation à compter de l’acquisition de cette participation.

ARTICLE 20

PROGRAMME DE DEVELOPPEMENT

20.1

Dans les cent quatre vingt (180) jours suivant l’octroi d’une Autorisation Exclusive d’Exploitation, le Contracteur doit exposer et soumettre à l’approbation de l’Administration un programme détaillé de développement et de production spécifiant notamment:

•	poste par poste, les équipements et les travaux prévus pour la mise en production, tels que le nombre de puits de développement, le nombre de plates-formes, les pipelines, les installations de production, de traitement, de stockage et de chargement nécessaires;

•	les estimations des coûts correspondants;

•	le calendrier prévu pour la réalisation des travaux et l’installation des équipements visés ci-dessus;

•	la date prévue de début de la production;

•	l’estimation des réserves récupérables et de la production annuelle.

Ce programme de développement et de production doit avoir été examiné par le Comité Technique de Suivi des Opérations Pétrolières, conformément à l’Article 2, avant d’être soumis à l’Administration accompagné des avis, suggestions et recommandations de celui-ci.

20.2

Si l’Administration estime que des modifications au programme de développement et de production ci-dessus sont nécessaires ou utiles, elle doit, dans un délai maximum de quatre vingt dix (90) jours suivant la réception de ce programme, en informer par écrit le Contracteur en indiquant les modifications qu’elle demande, appuyées des justificatifs qu’elle juge utiles.

L’Administration et le Contracteur se réuniront alors aussi rapidement que possible pour examiner les modifications demandées et établir, d’un commun accord, le programme dans sa forme définitive. Ce programme est considéré approuvé à la date dudit accord.

En tout état de cause, les parties du programme pour lesquels l’Administration n’aura pas demandé de modifications sont considérées comme approuvées et devront être réalisées par le Contracteur dans les délais initialement prévus.

Si, à l’expiration du délai ci-dessus, l’Administration n’a pas adressé au Contracteur de demande de modifications, le programme est réputé approuvé.

ARTICLE 21

OBLIGATIONS DU CONTRACTEUR DURANT LES PERIODES

DE DEVELOPPEMENT ET D’EXPLOITATION

21.1

Sauf dispositions particulières, les Articles 5, 8, 10 et 11 du Contrat sont applicables, “mutatis mutandis”, aux Opérations Pétrolières réalisées dans le cadre des Autorisations Exclusives d’Exploitation.

21.2

Dès l’octroi d’une Autorisation Exclusive d’Exploitation, le Contracteur s’engage à procéder avec diligence à la réalisation des forages de développement nécessaires, en adoptant un espacement entre ceux-ci conforme aux règles de l’art généralement admis dans l’industrie des Hydrocarbures et tel qu’il permette la récupération économique optimale, des Hydrocarbures contenus dans le Gisement.

Sauf circonstances exceptionnelles dûment justifiées, le Contracteur devra commencer les opérations de développement au plus tard quatre (4) mois après l’approbation par l’Administration du programme de développement et de production défini à l’Article 20.

21.3

Le Contracteur est tenu d’observer, dans la conduite des opérations de production, toutes les règles de l’art généralement admises dans l’industrie des Hydrocarbures, de manière à assurer la récupération économique optimale pour les Parties, des Hydrocarbures contenus dans le Gisement.

21.4

Le Contracteur est tenu de réaliser, dès que cela est techniquement possible, et si justifié, des études en vue de la mise en oeuvre d’un programme de récupération assistée sur le Gisement et de recourir, en temps utile, à ces techniques de récupération si elles sont susceptibles de conduire, dans des conditions économiques satisfaisantes pour les Parties, à une amélioration du taux de récupération des Hydrocarbures contenus dans le Gisement.

21.5

Le Contracteur est tenu de fournir à l’Administration tous les rapports, études, résultats des mesures, tests et essais, ainsi que les documents permettant de contrôler l’exploitation des Gisements, en vue de s’assurer que celle-ci est conduite dans de bonnes conditions, notamment au sens des dispositions précédentes.

Il est tenu, notamment, de réaliser, sur chaque puits producteur, les opérations suivantes:

•	relevé de la production d’Hydrocarbures journalière;

•	contrôle mensuel du rapport gaz/ huile (“gas-oil ratio”) et des débits d’eau (water cut);

•	mesure annuelle de la pression des réservoirs d’un échantillon de puits judicieusement choisi et représentant au moins la moitié des puits du Gisement.

Le Contracteur est tenu d’appliquer toute recommandation de l’Administration en matière de conservation des Gisements et de respecter la réglementation en vigueur en matière de protection de l’environnement et de sécurité des biens et des personnes.

21.6

Le Contracteur est tenu de produire annuellement des quantités d’Hydrocarbures de chaque Gisement conformes aux normes internationales généralement admises dans l’industrie des Hydrocarbures, notamment en appliquant les règles de bonne conservation des Gisements qui assurent une récupération optimale des réserves d’Hydrocarbures dans des conditions économiques normales pour les Parties.

21.7

Tel que prévu à l’Article 1.11, le Contracteur contribue annuellement à un Fonds de Soutien aux Hydrocarbures créé dans le but de faire progresser la Recherche et la Promotion pétrolières. Cette contribution est répartie comme suit :

a.	Paiement, pendant la durée de l’exploration, du montant de cent mille dollars des Etats Unis d’Amérique (100.000 USD) par Année Civile.

Ce montant sera versé dans un compte ouvert à cet effet qui sera géré par une commission paritaire présidée par le Ministre chargé des Hydrocarbures et constituée de représentants de la Direction Générale chargée des Hydrocarbures et du Contracteur. Cette commission paritaire devra statuer sur différents projets pétroliers élaborés par le Comité Technique de Suivi des Opérations Pétrolières et présentés par la Direction Générale chargée des Hydrocarbures qui assure le secrétariat technique et transmet les dossiers pour décision finale.

Cette contribution sera incluse dans les Coûts Pétroliers.

b.	Paiement, pendant la durée d’exploitation, du montant de cent cinquante mille dollars des Etats Unis d’Amérique (150.000 USD) par Année Civile.

Ce montant sera versé dans un compte ouvert à cet effet qui sera géré par une commission paritaire présidée par le Ministre chargé des Hydrocarbures et constituée de représentants de la Direction Générale chargée des Hydrocarbures et du Contracteur. Cette commission paritaire devra statuer sur différents projets pétroliers élaborés par le Comité Technique de Suivi des Opérations Pétrolières et présentés par la Direction Générale chargée des Hydrocarbures qui assure le secrétariat technique et transmet les dossiers pour décision finale.

Cette contribution sera incluse dans les coûts pétroliers.

c.	Paiement, en phase d’exploitation, par Année Civile de zéro virgule zéro cinq (0,05) dollar des Etats-Unis d’Amérique par Baril de la Production Totale Disponible.

Cette contribution sera gérée par le Ministre chargé des Hydrocarbures et ne sera pas incluse dans les Coûts Pétroliers.

21.8

Le Contracteur est tenu de contribuer à l’équipement de la Direction Générale des Hydrocarbures.

Cette contribution est repartie comme suit :

•	Paiement en phase d’exploration, du montant de cent mille (100.000) dollars des Etats Unis d’Amérique par Année Civile ;

•	Paiement en phase d’exploitation, du montant de cent vingt cinq mille (125.000) dollars des Etats Unis d’Amérique par Année Civile.

A l’expiration définitive de l’Autorisation Exclusive d’Exploitation ou à la fin de la période d’exploitation du gisement, le Contracteur versera à l’Administration les montants visés ci-dessus, au prorata temporis.

Les contributions visées ci-dessus seront incluses dans les Coûts Pétroliers.

ARTICLE 22

DROITS DU CONTRACTEUR ATTACHES

AUX AUTORISATIONS EXCLUSIVES D’EXPLOITATION

22.1

Sauf dispositions particulières, les Articles 9, 12, 13 et 14 du Contrat sont applicables, “mutatis mutandis”, aux Opérations Pétrolières réalisées dans le cadre des Autorisations Exclusives d’Exploitation.

22.2

Le Contracteur peut, sous réserve du respect de la réglementation en vigueur, construire, utiliser, faire fonctionner et entretenir toutes les installations de production, de stockage et de transport des Hydrocarbures nécessaires à la production, au transport, à la livraison et au chargement des produits extraits, sous réserve des dispositions de l’Article 10.3.

22.3

S’il n’existe pas de capacité d’évacuation disponible et suffisante, le Contracteur peut, dans les conditions prévues par la réglementation, construire une canalisation permettant d’évacuer la production.

A cet effet, le Contracteur remet à l’Administration, pour approbation, et avant tout commencement des travaux, des plans conformes au tracé qu’il a établi et à l’emplacement projeté de la canalisation qu’il se propose de réaliser.

Toutes les canalisations croisant ou longeant des routes ou voies de passage (autres que celles affectées aux Opérations Pétrolières) sont construites de façon à ne pas gêner le passage.

Les conditions de transport ainsi que le règlement de sécurité de ces ouvrages, doivent être conformes à la réglementation en vigueur en la matière.

22.4

Le Contracteur est tenu, dans la limite des capacités disponibles et à des conditions de tarif normales et non discriminatoires, de permettre l’utilisation par les Tiers des infrastructures de transport, de traitement et de stockage des Hydrocarbures réalisées dans le cadre des Opérations Pétrolières.

Les conditions tarifaires appliquées doivent être justifiées et soumises à l’approbation préalable du Service chargé des Hydrocarbures.

Le tarif est établi de manière à permettre la récupération des frais d’exploitation de l’ouvrage, y compris une quote-part du prix de revient des installations au plus égale à l’amortissement fiscal en vigueur ou habituellement pratiqué au Gabon et calculé sur la valeur d’acquisition d’origine, et la réalisation d’une marge bénéficiaire raisonnable représentant la rémunération des capitaux investis pour la réalisation de cette infrastructure.

Le tarif appliqué à l’Etat pour l’exercice de toute activité à but non lucratif devra exclure toute notion de marge bénéficiaire pour le Contracteur.

ARTICLE 23

OBLIGATION DE COMMERCIALISER LA PRODUCTION

23.1

Dès que la production d’un Gisement d’Hydrocarbures devient régulière, le Contracteur est tenu de tout mettre en oeuvre pour obtenir la meilleure valorisation des produits extraits, de sorte que les conditions de commercialisation des quantités lui revenant n’affecte pas défavorablement le cours des Hydrocarbures gabonais sur le marché international.

23.2

Le Contracteur est tenu de faire de son mieux pour que les prix obtenus à l’exportation des Hydrocarbures gabonais soient conformes à ceux pratiqués sur le marché international au moment de la vente, à qualité, quantités, fret et conditions de paiement équivalents.

ARTICLE 24

RECUPERATION DES COUTS PETROLIERS

24.1

Le Contracteur, dans le cadre des dispositions de l’Article, 1.6, a droit à la récupération des Coûts Pétroliers qu’il a supportés à l’intérieur de la Zone Délimitée, par prélèvement d’une partie de la production d’Hydrocarbures provenant exclusivement de cette zone. La récupération des Coûts Pétroliers ne peut, en aucun cas, s’opérer par prélèvement sur la production d’Hydrocarbures provenant de gisements situés hors de cette Zone Délimitée.

Pour l’application de l’alinéa qui précède, le Contracteur doit tenir, conformément à l’Article 26.9 et à la Procédure Comptable, un compte des Coûts Pétroliers.

24.2

Le Contracteur dispose du droit à récupération des Coûts Pétroliers dès le début et au fur et à mesure de la production.

Ce droit donne au Contracteur la faculté d’opérer des prélèvements d’une partie de la Production Nette. Ces prélèvements s’effectuent à concurrence du montant des Coûts Pétroliers sans, toutefois, qu’ils puissent excéder, pour une Année Civile donnée, soixante dix pour cent (70%) de la Production Nette obtenue au cours de ladite année.

Les Hydrocarbures prélevés par le Contracteur, en application du présent Article, sont valorisés, aux fins de comptabilisation au compte des Coûts Pétroliers visé à l’Article 26.9, au Prix de Cession Officiel défini à l’Article 27.

24.3

L’Etat dispose d’un droit de préemption sur les quantités d’Hydrocarbures revenant au Contracteur au titre de la récupération des Coûts Pétroliers, lorsque ces quantités sont offertes à des Tiers.

Pour l’application des dispositions qui précèdent, ne sont pas considérées comme ventes à des Tiers les quantités d’Hydrocarbures cédées dans le cadre d’échanges nécessités par des contraintes techniques inhérentes aux installations, ou destinées à réaliser des économies de temps ou de transport, mais à condition que les quantités reçues en échange soient destinées effectivement à la satisfaction des besoins du Contracteur ou de ses Sociétés Affiliées.

En contrepartie des quantités d’Hydrocarbures achetées en application des dispositions ci-dessus, l’Etat verse au Contracteur une somme égale au produit desdites quantités par le Prix de Cession Officiel, fixé d’un commun accord par les Parties dans les conditions prévues à l’Article 27.2 ci-après.

Ce prix est déterminé par référence à ceux pratiqués sur le marché international au moment de la vente, à qualité, quantité, fret et conditions de paiement équivalentes.

Les montants versés par l’Etat au Contracteur dans le cadre du droit de préemption sont inscrits au crédit du compte des Coûts Pétroliers, ceux-ci étant, alors, considérés récupérés en espèces.

24.4

Quand l’Etat exerce le droit de préemption prévu à l’Article 24.3, le Contracteur adresse à l’Administration, au plus tard quinze (15) jours après la date de chargement de la quantité d’Hydrocarbures ainsi cédée à l’Etat, la facture correspondante, libellée en dollars des Etats-Unis d’Amérique.

Quatre vingt dix (90) jours après la date de connaissement, l’Etat procède à son règlement en Dollars des Etats-Unis d’Amérique, conformément à la réglementation en vigueur. Le montant dû est versé au compte du Contracteur ouvert auprès d’une banque établie au Gabon.

Si l’Etat n’effectue pas le paiement dans le délai ci-dessus, le montant, dû porte intérêt calculé au taux $ LIBOR majoré de deux (2) points, à compter de la date d’échéance normale de cette facture.

De plus, si l’Etat n’a pas effectué le paiement de la somme facturée ainsi que ci-dessus dans un second délai de soixante (60) jours à compter de l’expiration du premier délai de soixante (60) jours ci-dessus, l’Etat ne pourra exercer à nouveau son droit de préemption prévu à l’article 24.3 ci-dessus jusqu’à ce qu’il se soit acquitté complètement des sommes dues au Contracteur au titre du présent Article 24, en principal et en intérêts.

24.5

Quel que soit le mode de récupération des Coûts Pétroliers adopté, par prélèvement d’Hydrocarbures, en application de l’Article 24.2, par paiements en espèces, en application de l’Article 24.3, ou par une combinaison de ces deux modes, la récupération totale, au cours d’une Année Civile, exprimée en quantité d’Hydrocarbures, ne peut, en aucun cas, excéder le pourcentage fixé à l’Article 24.2 de la Production Nette de ladite Année Civile.

24.6

Si au cours d’une Année Civile, la Production Nette de la Zone Délimitée ne permet pas au Contracteur la récupération des Coûts Pétroliers en application des Articles 24.1 à 24.5, le montant des Coûts Pétroliers non récupérés au cours de cette Année Civile est reporté sur les Années Civiles suivantes jusqu’à récupération totale des Coûts Pétroliers ou la fin du Contrat.

24.7

En cas de découverte à l’intérieur de la Zone Délimitée de Gisements produisant des Hydrocarbures de qualités différentes, la récupération des Coûts Pétroliers est effectuée par prélèvement en nature ou versements en espèces, conformément au présent Article, en tenant compte de chacune des qualités, proportionnellement à la Production Totale Disponible.

ARTICLE 25

PARTAGE DE LA PRODUCTION

25.1

Conformément à l’Article 1.6 et après prélèvement par le Contracteur d’une part de la Production Nette au titre de la récupération des Coûts Pétroliers en application des dispositions de l’Article 24, la Production Restante d’Hydrocarbures est partagée entre l’Etat et le Contracteur suivant les modalités ci-après:

a)	Lorsque la moyenne journalière de la Production Totale Disponible, pour une Zone d’Exploitation et pour un mois civil donné, est inférieure ou égale à sept mille cinq cent (7.500) Barils, la Production Restante est partagée entre:

•	l’Etat: cinquante pour cent (50%) et

•	le Contracteur: cinquante pour cent (50%).

b)	Lorsque la moyenne journalière de la Production Totale Disponible, pour une Zone d’Exploitation et pour un mois civil donné, est supérieure à sept mille cinq cent et un (7.501) Barils et inférieure ou égale à dix mille (10.000) Barils, la tranche supplémentaire de la Production Restante est partagée entre:

•	l’Etat: cinquante deux virgule cinq pour cent (52.5%) et

•	le Contracteur: quarante sept virgule cinq pour cent (47.5%).

c)	Lorsque la moyenne journalière de la Production Totale Disponible, pour une Zone d’Exploitation et pour un mois civil donné, est supérieure à dix mille et un (10.001) Barils et inférieure ou égale à quinze mille (15.000) Barils, la tranche supplémentaire de la Production Restante est partagée entre:

•	l’Etat: cinquante cinq pour cent (55%) et

•	le Contracteur: quarante cinq pour cent (45%).

d)	Lorsque la moyenne journalière de la Production Totale Disponible, pour une Zone d’Exploitation et pour un mois civil donné, est supérieure à quinze mille et un (15.001) Barils et inférieure ou égale à vingt mille (20.000) Barils, la tranche supplémentaire de la Production Restante est partagée entre:

•	l’Etat: cinquante huit pour cent (58%) et

•	le Contracteur: quarante deux pour cent (42%).

e)	Lorsque la moyenne journalière de la Production Totale Disponible, pour une Zone d’Exploitation et pour un mois civil donné, est supérieure à vingt mille et un (20.001) Barils, la tranche supplémentaire de la Production Restante est partagée entre:

•	l’Etat: soixante trois pour cent (63%) et

•	le Contracteur: trente sept pour cent (37%).

En cas de découverte d’Hydrocarbures de qualités différentes, à l’intérieur de la Zone Délimitée, le partage entre l’Etat et le Contracteur de la Production Restante d’Hydrocarbures se fait séparément sur chacune des qualités, proportionnellement à la Production Totale Disponible.

Le Contracteur a droit à sa part d’hydrocarbures dès le début et au fur et à mesure de la production.

25.2

L’Etat prélève en nature sa part de production définie à l’Article 25.1.

Toutefois, le Contracteur est tenu, lorsque l’Etat en fait la demande, d’assurer la vente de tout ou partie des quantités d’Hydrocarbures lui revenant au titre de l’Article susvisé et de lui en verser le prix.

Dans ce cas, le Contracteur fait de son mieux pour obtenir, sur le marché, un prix de vente au moins égal au Prix de Cession Officiel défini à l’Article 27.

A l’occasion de cette opération, le Contracteur bénéficie d’une commission de vente dont le montant est fixé d’un commun accord par référence aux pratiques commerciales habituelles en la matière.

Au cas où le Contracteur ne réussit pas à obtenir un prix de vente au moins égal au Prix de Cession Officiel, il en informe l’Etat en indiquant le meilleur prix qui lui est proposé.

L’Etat lui fait alors savoir s’il accepte le prix de vente que celui-ci peut obtenir ou s’il préfère recevoir en nature les quantités concernées.

25.3

L’Etat peut demander le règlement du produit des ventes de sa production assurées par le Contracteur dans la monnaie étrangère de son choix.

Le choix de la devise de règlement doit être notifié au Contracteur au moment de la demande de vente visée à l’Article 25.2. A défaut de notification, le règlement s’effectue dans la monnaie dans laquelle est exprimé le Prix de Cession Officiel défini à l’Article 27.

25.4

L’Etat dispose d’un droit de préemption sur les quantités d’Hydrocarbures revenant au Contracteur au titre de sa part de production définie à l’Article 25.1, dans les mêmes conditions et suivant les mêmes modalités que celles prévues aux Articles 24.3 et 24.4.

ARTICLE 26

REGIME FISCAL

26.1

A raison des Opérations Pétrolières effectuées dans la Zone Délimitée, le Contracteur est assujetti aux impôts, droits, taxes et redevances suivants:

a.	les bonus prévus à l’Article 28 qui sont payables en espèces;

b.	la redevance minière proportionnelle, en phase de production d’Hydrocarbures, pour chaque Zone d’Exploitation et dont le taux est fixé, pour le Pétrole Brut à :

•	cinq pour cent (5%) lorsque le rythme de production est inférieur ou égal à 7.500 barils/jour;

•	sept pour cent (7%) pour la tranche supplémentaire, lorsque le rythme de production est supérieur à 7.501 barils/jour et inférieur ou égal à 10.000 barils/jour;

•	neuf pour cent (9%) pour la tranche supplémentaire, lorsque le rythme de production est supérieur à 10.001 barils/jour et inférieur ou égal à 15.000 barils/jour ;

•	dix pour cent (10%) pour la tranche supplémentaire, lorsque le rythme de production est supérieur à 15.001 barils/jour et inférieur ou égal à 20.000 baril/jour ;

•	onze pour cent (11%) pour la tranche supplémentaire, lorsque le rythme de production est supérieur à 20.001 barils/jour.

La Production Totale Disponible passible de la redevance minière proportionnelle est diminuée des quantités:

1)	perdues ou brûlées lors d’essais de production sur la Zone d’Exploitation ou dans les installations de production, de collecte ou de stockage de ladite zone, sous réserve que le Contracteur ait respecté la réglementation en vigueur et les directives et recommandations de l’Administration;

2)	ré-injectées dans les gisements de la Zone d’Exploitation;

3)	utilisées à la confection de fluides de forage pour les besoins de la Zone Délimitée ;

4)	utilisées à des travaux exécutés, après forage, sur des puits du gisement de la Zone d’Exploitation;

5)	consommées dans les moteurs ou turbines fournissant l’énergie utilisée :

i.	à actionner les unités de pompage nécessaires sur les puits du Gisement de la Zone d’Exploitation;

ii.	à collecter les hydrocarbures sur la Zone d’Exploitation;

iii.	à faire fonctionner les installations de forage établies sur et/ou hors de la Zone d’Exploitation pour les besoins de celle-ci.

Les quantités prélevées ou utilisées en aval du point où est décomptée la Production Totale Disponible passible de la redevance minière proportionnelle, pour les besoins énumérés ci-dessus, ne sont admises en déduction de l’assiette de la redevance minière proportionnelle que sur autorisation exceptionnelle de l’Administration, délivré sur demande justifiée du Contracteur.

La redevance minière proportionnelle est payée soit en nature, soit en espèces, au choix de l’Etat. Si celui-ci ne fait pas connaître son choix, il est réputé avoir opté pour le paiement en espèces.

Lorsque la redevance minière proportionnelle est payée en espèces, elle est calculée sur la valeur F.O.B des Hydrocarbures. Pour la détermination de cette valeur F.O.B, le prix retenu est le Prix de Cession Officiel défini à l’Article 27.

Le règlement en espèces de la redevance minière proportionnelle est effectué auprès des services du recouvrement de la Direction Générale chargé des Impôts, au plus tard le vingt-huit (28) de chaque mois, sur la base de la production mensuelle moyenne du trimestre civil précédent. La régularisation intervient au plus tard le vingt-huit (28) janvier de chaque année, pour l’Année Civile précédente, sur la base de la Production Totale Disponible de ladite année et du Prix de Cession Officiel y afférent.

Au début de la production, et durant la période où la production mensuelle moyenne visée ci-dessus ne peut être déterminée, le montant de la redevance est calculé sur la base de la production effective de chaque mois considéré, et est payée dans, les mêmes délais que ci-dessus.

Si l’Etat désire recevoir en nature tout ou partie de la redevance minière proportionnelle, il en avise le Contracteur par écrit au moins cent quatre-vingt jours à l’avance, en précisant la quantité qu’il désire ainsi recevoir durant la période considérée.

La redevance minière proportionnelle n’est pas incluse dans les Coûts Pétroliers.

c.	une redevance superficiaire annuelle conformément à la réglementation en vigueur à la Date Effective.

Cette redevance n’est pas incluse dans les Coûts Pétroliers.

Elle est payée en espèces, d’avance et par Année Civile entière, sur la base de la superficie de la Zone Délimitée au 1er janvier de chaque Année et, pour la première année, sur celle existant à la Date Effective.

Le taux de la redevance superficiaire est fixée comme suit :

•	En phase d’Exploration: six dollars des Etats-Unis d’Amérique (6 USD)/kilomètre carré (Km2);

•	En phase de Développement et d’Exploitation: huit cents dollars des Etats-Unis d’Amérique (800 USD)/kilomètre carré (Km2).

d.	les droits et taxes perçus à l’importation par l’Administration des Douanes tels que définis à l’Article 34;

e.	l’Impôt sur les Bénéfices et Revenus (Impôt sur les Sociétés) dont le règlement s’effectue en nature, par remise à l’Etat d’une quantité d’Hydrocarbures correspondant au montant dudit impôt. Conformément à l’Article 26.3, cette quantité est incluse dans la part revenant à l’Etat au titre des dispositions de l’Article 25.

L’Impôt sur les Sociétés ainsi dû au titre d’une Année Civile donnée et payé à l’Etat en nature, est déterminé sur la base, notamment, du revenu brut constitué par le chiffre d’affaires provenant de la quantité d’Hydrocarbures dont il dispose en application des Articles 24 et 25, ou de leur équivalent en espèces, ainsi que des quantités remises à l’Etat en paiement de l’Impôt sur les Sociétés et, d’autre part, des charges déductibles prévues et définies par la réglementation fiscale en vigueur; le bénéfice imposable y afférent est celui qui ressort de la Déclaration Annuelle Statistique et Fiscale visée aux Articles 26.4 et 26.5.

26.2

La quantité d’Hydrocarbures que l’Etat reçoit au cours de chaque Année Civile en application de l’Article 25.1, comprend, par conséquent:

a.	la part représentative des droits miniers autres que ceux dus à l’occasion de l’institution, du renouvellement et de la mutation des titres miniers, la redevance superficiaire et la redevance minière proportionnelle, et

b.	la part représentative de l’Impôt sur les Sociétés dû par les entreprises constituant le Contracteur en application des dispositions de l’Article 26.1e.

La valeur des Hydrocarbures reçus par les entreprises constituant le Contracteur en application des dispositions de l’Article 25.1 représente le bénéfice net après paiement de l’Impôt sur les Sociétés dû par chacune desdites entreprises.

26.3

Au regard de la réglementation fiscale et douanière, chacune des entreprises constituant le Contracteur est traitée comme une entreprise distincte.

Cependant, en cas de défaillance de l’une d’elles, les autres lui seront substituées.

26.4

Les entités constituant le Contracteur tiendront, par Année Civile, une comptabilité distincte des Opérations Pétrolières, qui permette d’établir, en particulier, un solde caractéristique de gestion et un bilan détaillé faisant ressortir tant les résultats desdites opérations que les éléments d’actif et de passif qui y sont affectés ou s’y rattachent.

Cette comptabilité doit être conforme à la réglementation en vigueur, notamment au Plan Comptable Général des Entreprises.

Elle doit, en particulier, faire ressortir les éléments nécessaires à l’établissement de la Déclaration Annuelle Statistique et Fiscale et de ses annexes;

26.5

Chacune des entreprises constituant le Contracteur est tenue de remettre au responsable des Services chargés des Hydrocarbures, au plus tard le 30 avril de chaque année ou à la date fixée chaque année par l’Administration fiscale pour le dépôt des déclarations statistiques et fiscales des sociétés assujetties à l’impôt sur les sociétés, un exemplaire de la déclaration relative à l’Impôt sur les Sociétés afférent à l’Année Civile précédente, telle qu’elle est exigée par la réglementation fiscale en vigueur.

Cette déclaration comprend, notamment, les Soldes Caractéristiques de Gestion ainsi que tous documents, déclarations, annexes, pièces comptables ou extraits des comptes, bilans et autres pièces justificatives dont la production est exigée par la réglementation en vigueur.

26.6

L’Administration fiscale, après examen des documents visés ci-dessus, délivre à chacune des entreprises constituant le Contracteur, dans les soixante (60) jours suivant la date de leur production, les attestations fiscales et tous autres documents certifiant qu’elle a rempli ses obligations fiscales résultant de la réglementation en vigueur, sous réserve des droits de vérification et de répétition de l’Administration prévus par l’article 49 du présent Contrat.

Au regard de la réglementation fiscale, la valeur des Hydrocarbures dont le Contracteur a la disposition au cours d’une Année Civile, en application des Articles 24 et 25.1, est considérée comme représentant la récupération des Coûts Pétroliers et le bénéfice net après Impôt sur les Sociétés.

26.7

En dehors des bonus prévus aux Articles 28.1 et 28.2, des impôts, droits et redevances prévus à l’Article 26.1, des droits et taxes perçus par l’Administration des Douanes, prévus à l’Article 34, de la contribution au Fonds de Soutien des Hydrocarbures prévue à l’Article 21.7, des contributions prévues aux Articles 14 et 39, le Contracteur est exonéré, à raison des Opérations Pétrolières, de tous autres impôts, redevances, droits, taxes, retenue à la source sur les intérêts de prêt ainsi que le sommes versées aux associés ou Sociétés Affiliées étrangères en rémunération de tous services rendus au Gabon, bonus et contributions, à l’exception de la contribution foncière sur les propriétés bâties, exigible dans les conditions de droit commun sur les immeubles à usage d’habitation.

Les impôts, redevances, droits taxes et contributions ci-dessus s’entendent comme ceux en vigueur à la Date Effective.

Ses fournisseurs, sous-traitants, prestataires de services et Sociétés Affiliées sont exonérés de l’impôt sur le Chiffre d’Affaires intérieur et de la taxe sur les transactions exigibles à l’occasion des ventes faites, des travaux exécutés et des services rendus dans le cadre du Contrat.

Cependant, la Taxe sur la Valeur Ajoutée, instituée par la loi N° 1 du 24 février 1995, précisée par l’arrêté 000704/MFEBP/CAB/SG du 19 juillet 1995 fixant le régime de la Taxe sur la Valeur Ajoutée accordé aux sociétés pétrolières de recherche et d’exploration, est appliquée au Contracteur et le cas échéant, aux entités constituant le Contracteur, à raison des Opérations Pétrolières, selon les modalités suivantes:

1)	En phase d’exploration et jusqu’à ce que la production d’Hydrocarbures s’effectue de manière régulière et en quantités susceptibles d’être commercialisées, les intéressés sont exonérés de la Taxe sur la Valeur Ajoutée à raison de toutes les Opérations Pétrolières. Les fournisseurs, sous-traitants, prestataires de services et Sociétés Affiliées sont également exonérés de la Taxe sur la Valeur Ajoutée (TVA) éventuellement exigible à l’occasion des ventes faites, des services rendus et des travaux exécutés dans le cadre du contrat.

2)	En phase de production, soit lorsque la production d’Hydrocarbures s’effectue de manière régulière et en quantités susceptibles d’être commercialisées, les modalités suivantes sont applicables:

a)	Sous réserve des dispositions des paragraphes (b, c et d) ci-après, les opérations Pétrolières relatives à l’exploration et à l’exploitation d’Hydrocarbures, y compris les activités accessoires liées aux Opérations Pétrolières, sont placées hors du champ d’application de la Taxe sur la Valeur Ajoutée.

b)	Les biens importés, les services rendus, les travaux exécutés, destinés aux Opérations Pétrolières, acquis auprès de fournisseurs étrangers non imposables au Gabon à l’Impôt sur les Bénéfices et Revenus, et quelle que soit leur nature, sont exonérés de la Taxe sur la Valeur Ajoutée. Cette exonération s’applique, que ces opérations soient effectuées directement, par le Contracteur lui-même ou les entités constituant le Contracteur, ses Sociétés Affiliées ou par l’intermédiaire des sous-traitants ou mandataires sur leur ordre et pour leur compte.

c)	Les biens, services et travaux destinés aux Opérations Pétrolières, acquis auprès de fournisseurs, prestataires de services ou sous-traitants passibles de l’Impôt sur les Bénéfices et Revenus au Gabon et figurant sur une liste établie conjointement par le Contracteur et l’Administration, quelle que soit la nature de ces biens, services et travaux, sont facturés en incluant la Taxe sur la Valeur Ajoutée au taux zéro. La liste susvisée fait l’objet d’une mise à jour annuelle effectuée par l’UPEGA et l’Administration.

d)	Dans tous les autres cas que ceux visés aux paragraphes (a, b et c) ci-dessus, les biens acquis, services rendus et travaux exécutés par les fournisseurs, prestataires de services et sous-traitants, sont soumis à la Taxe sur la Valeur Ajoutée aux taux en vigueur.

3)	La Taxe sur la Valeur Ajoutée éventuellement facturée au Contracteur et, le cas échéant, aux entités constituant le Contracteur, et payés par eux, sera récupérée suivant les modalités suivantes:

a)	La Taxe sur la Valeur Ajoutée acquittée au cours d’un Mois Civil donné, donne lieu à une demande de remboursement qui devra parvenir, avant le vingtième jour du Mois Civil suivant, à la recette spéciale T.V.A ouverte auprès de la Direction Générale des Impôts.

Si des erreurs ou des omissions sont relevées dans la demande de remboursement, des demandes rectificatives pourront être présentées et des redressements opérés à tout moment, sous réserve du délai de prescription prévu par le Code Général des Impôts Directs et Indirects.

b)	Le remboursement susvisé de la TVA devra intervenir au plus tard trente jours ouvrables après la fin du Mois Civil au cours duquel la demande de remboursement aura été reçue par la recette spéciale T.V.A.

Les redressements ou les rectifications éventuels d’erreurs ou d’omissions, constatés sur une demande de remboursement, ne pourront être effectués qu’après l’expiration du délai de remboursement susvisé.

Dans le cas où la procédure de vérification prévue par l’Article 48 est mise en oeuvre, les mécanismes et procédures prévues par les dispositions du présent paragraphe 3 ne seront pas suspendus.

c)	Si, pour une raison quelconque, le remboursement de la Taxe sur la Valeur Ajoutée n’intervenait pas dans le délai prévu au paragraphe (b) ci-dessus, les ayants droits auraient la faculté d’imputer, dès le Mois Civil suivant l’expiration dudit délai, et sans limitation dans le temps, le montant de la Taxe sur la Valeur Ajoutée non remboursé, augmenté d’un intérêt de retard calculé comme il est dit ci-après, sur tous impôts, droits, taxes et redevances, autres que l’Impôt sur les Bénéfices et Revenus, ainsi que sur toute créance de l’Etat sur lesdits ayants droits.

L’intérêt de retard susvisé dû, jusqu’au remboursement total ou compensation intégrale du montant de la Taxe sur la Valeur Ajoutée non remboursé, à compter de la date d’échéance normale du remboursement, est calculé selon la réglementation en vigueur.

d)	Chaque entité constituant le Contracteur est redevable de la Taxe sur la Valeur Ajoutée supportée dans le cadre des Opérations Pétrolières au prorata de sa participation.

Toutefois, d’un point de vue pratique, l’Opérateur assurera, pour le compte du Contracteur, le paiement de la valeur ajoutée facturée par les fournisseurs, et sera à ce titre, l’interlocuteur privilégié de l’Administration.

L’Opérateur demandera, pour le compte du Contracteur, le remboursement de la Taxe sur la Valeur Ajoutée payée.

En cas de non remboursement à l’échéance prévue au paragraphe (c) ci-dessus, pour quelque cause que ce soit, l’Opérateur pourra, à tout moment, demander au Service en charge des Hydrocarbures l’imputation du montant au compte des Coûts Pétroliers en produisant à l’appui tous justificatifs utiles à l’effet d’en constater le bien-fondé, et de donner son agrément écrit préalable dans un délai qui ne saurait excéder deux (2) mois. A défaut, la demande sera considérée comme acceptée.

L’imputation visée au paragraphe (c) ci-dessus de ce montant de la Taxe sur la Valeur Ajoutée, y compris les intérêts de retard éventuels, pourra être effectuée, dans les conditions prévu ci-dessus, soit par l’Opérateur pour le compte du Contracteur, soit par chaque entité constituant le Contracteur, agissant pour son propre compte, au prorata de sa participation.

e)	Au cas où, pour quelque raison que ce soit, les dispositions des paragraphes (1, 2 et 3) ci-dessus s’avéraient inopérantes, le régime qui y est prévu sera aménagé de telle sorte que le Contracteur et les entités constituant le Contracteur ne subissent pas de charge supplémentaire par rapport au régime appliqué antérieurement à l’entrée en vigueur de la loi n° 1 du 24 février 1995 susvisée.

Le bénéfice réalisé par les entreprises constituant le Contracteur dans le cadre des Opérations Pétrolières est exonéré de tout impôt et retenue à la source exigible à l’occasion de sa distribution aux actionnaires ou associés, ou de leur affectation. Sont également exonérés de toute retenue à la source, les intérêts de prêt ainsi que le sommes versées aux associés ou Sociétés Affiliées étrangères en rémunération de tous services rendus au Gabon.

Lorsque, par erreur, une des entreprises constituant le Contracteur a été soumise à des impôts, droits, taxes, retenues ou redevances dont elle est exonérée en application des dispositions du présent Article, elle en impute le montant au compte des Coûts Pétroliers si elle n’en est pas dégrevée un an après avoir introduit une réclamation à cet effet auprès de l’Administration compétente. Cette imputation est soumise, à l’effet d’en constater le bien-fondé, à l’agrément écrit préalable du Service chargé des Hydrocarbures.

Les exonérations ci-dessus ne s’appliquent pas aux droits et taxes valablement exigibles en contrepartie de services rendus par les Administrations, collectivités et établissements publics gabonais utilisés par le Contracteur. Toutefois, les tarifs appliqués à l’égard de celui-ci, de ses entrepreneurs, transporteurs et clients, et de ses agents, doivent correspondre à l’importance des services rendus et ne seront pas discriminatoires.

Plus particulièrement, le Contracteur restera assujetti aux taxes et impôts locaux, communaux et portuaires en vigueur légalement dues, mais leur taux ne devra pas être discriminatoire à l’égard du Contracteur par rapport à celui appliqué aux entreprises exerçant une activité similaire.

26.8

Les cessions de toute nature entre les sociétés signataires du Contrat et leurs Sociétés Affiliées sont exonérées de tous droits, redevances, contributions ou taxes exigibles à ce titre par l’Administration de l’Enregistrement, de droits de timbres et, le cas échéant, de la Taxe sur la Valeur Ajoutée.

26.9

Concurremment à l’obligation de tenir une comptabilité conforme à celle prévue par la réglementation en vigueur et les dispositions du Contrat, le Contracteur tient un Compte des Coûts Pétroliers destiné à enregistrer, d’une part, toutes les dépenses récupérables, au sens des dispositions du Contrat et de l’Accord Comptable, effectuées pour les besoins des Opérations Pétrolières, au fur et à mesure de leur paiement effectif, et, d’autre part, les montants récupérés des Coûts Pétroliers, au fur et à mesure de cette récupération, ainsi que, au fur et à mesure de leur encaissement, les recettes et produits de toute nature qui viennent en déduction ou en atténuation des Coûts Pétroliers.

Le Compte des Coûts Pétroliers sera subdivisé en sous-comptes permettant, notamment, de faire ressortir:

a.	les dépenses d’exploration: les paiements de toute nature liés aux opérations de géologie, géophysique, forage, équipement de puits et essais de production (ainsi que toutes opérations connexes) destinées à découvrir des Hydrocarbures;

b.	les dépenses d’appréciation: les paiements de toute nature liés aux opérations de géologie, géophysique, forage, équipement de puits et essais de production, destinées à déterminer si le Gisement découvert est commercialement exploitable et à en déterminer les limites;

c.	les dépenses de développement: les paiements de toute nature tels que: forage, équipement de puits et essais de production, pose de plates-formes et de canalisations et toutes autres opérations effectuées en vue de la production, du transport, du traitement et du stockage des Hydrocarbures au terminal de chargement;

d.	les dépenses d’exploitation: les paiements de toute nature liés à l’étude, la conduite et l’exécution des travaux se rapportant directement ou indirectement à l’exploitation et à l’entretien des installations de production, de traitement, de stockage et de transport des Hydrocarbures.

Sauf dépenses à caractère social ou communautaire, pour être considérées comme des Coûts Pétroliers, les dépenses susvisées doivent être strictement nécessitées par les besoins des Opérations Pétrolières et répondre aux critères énoncés dans l’Accord Comptable;

Les dépenses payées se rattachant à des charges non déductibles, celles dont la récupération est exclue par une disposition expresse du Contrat ou de l’Accord Comptable, celles qui présentent un caractère somptuaire ou exagéré, les libéralités non autorisées par la réglementation et, d’une manière générale, toutes les dépenses qui ne sont pas nécessitées par le souci d’une bonne gestion des Opérations Pétrolières, ne sont pas récupérables; elles ne doivent pas, en conséquence, être portées au débit du Compte de Coûts Pétroliers.

A tout moment, le solde du Compte des Coûts Pétroliers indique le montant non encore récupéré par le Contracteur.

Les modalités pratiques d’application des dispositions du présent Article 26 sont définies dans l’Accord Comptable, Annexe 2 du Contrat.

26.10

1.	Sont notamment portées au débit du compte des Coûts Pétroliers, les dépenses relatives :

a)	à la construction, la fabrication, la création, la réalisation, l’achat, la location, l’entretien et la réparation des actifs corporels, y compris les matières consommables;

b)	à l’exploration et à la recherche;

c)	aux impôts, droits, redevances et taxes de toute nature établis et payés au Gabon, y compris la retenue à la source éventuellement payée sur les paiements à destination des Sociétés Affiliées;

d)	au personnel et à l’environnement du personnel;

e)	aux prestations des services fournis par les Tiers, les Sociétés Affiliées et les constituant le Contracteur, y compris l’assistance technique;

f)	aux assurances souscrites et aux règlements de sinistres;

g)	aux frais juridiques;

h)	aux intérêts, agios et charges financières versés aux créanciers, Sociétés Affiliées ou Tiers, pour leur montant réel et dans la mesure où les emprunts et dettes auxquels ils se rapportent sont nécessités par les Opérations Pétrolières et correspondent à un besoin réel de financement de celles-ci.

Cependant, les dépenses de cette nature ne sont pas imputables aux Coûts Pétroliers donnant droit à récupération en application du présent Article et des Articles 24 et 26.9, dans les cas suivants :

•	d’une manière générale, lorsque les emprunts et dettes auxquels ils se rapportent ne sont pas nécessités par les besoins de financement des Opérations Pétrolières;

•	lorsqu’ils se rapportent aux emprunts et dettes du Contracteur éventuellement contractés auprès de Tiers pour le financement des opérations de recherche et d’exploration;

•	lorsqu’ils se rapportent, et à due concurrence, à la part des emprunts et dettes dépassant soixante dix pour cent (70%) du montant des dépenses de développement et de production;

Les intérêts versés aux actionnaires, aux Sociétés Affiliées et aux entreprises constituant le Contracteur au titre des sommes prêtées ou avancées par eux, sont admis dans les mêmes limites et sous les mêmes conditions que ci-dessus, mais, en outre, dans la limite maximum de ceux calculés au taux $ LIBOR majoré de deux (2) points.

i)	aux pertes de change réalisées liées aux emprunts et dettes du Contracteur, dans les mêmes conditions et restrictions et suivant les mêmes modalités que celles prévues au paragraphe h) ci-dessus.

En outre, le Contracteur ne saurait être garanti contre les risques de change ou manques à gagner liés à l’origine des capitaux propres investis et à son autofinancement, et les pertes éventuellement subies de ce fait ne peuvent, en aucun cas être considérées comme des Coûts Pétroliers ; elles ne peuvent, par conséquent, être inscrits au compte des Coûts Pétroliers, ni donner droit à récupération. Il en est de même des primes et frais d’assurances que le Contracteur viendrait à souscrire pour couvrir de tels risques.

Les pertes de change réalisées et directement liées aux créances se rapportant aux Opérations Pétrolières et traitées directement en monnaie étrangère, sont également imputables aux Coûts Pétroliers;

j)	aux frais exposés à l’occasion des contrôles et vérifications opérés par l’Administration;

k)	aux frais généraux, dans les conditions fixées par l’Annexe Comptable ;

2.	Ne sont pas imputables aux Coûts Pétroliers les paiements effectués en règlement de frais, charges ou dépenses non directement imputables aux Opérations Pétrolières, ceux dont la déduction ou l’imputation est exclue par les dispositions du Contrat ou de l’Annexe Comptable, ou ceux qui ne sont pas nécessités par les besoins desdites Opérations Pétrolières. Il s’agit, notamment, des paiements effectués au titre:

a)	des frais d’augmentation de capital;

b)	des frais de commercialisation;

c)	des frais relatifs à la période antérieure à la Date Effective;

d)	des frais d’audit extérieur payés par le Contracteur dans le cadre des relations particulières entre les entreprises constituant le Contracteur;

e)	de la part non récupérable du Fonds de Soutien des Hydrocarbures et des bonus visés respectivement aux Articles 21 et 28;

f)	des frais supportés à l’occasion des réunions, études et travaux réalisés dans le cadre de l’association liant les entreprises constituant le Contracteur;

g)	des intérêts agios et charges financières qui ne répondent pas aux conditions prévues au paragraphe 1-h ci-dessus et à l’Article 1.4;

h)	des pertes de change subies et qui ne répondent pas aux conditions prévues au paragraphe 1- i ci-dessus;

i)	des pertes de change qui constituent des manques à gagner résultant des risques liés à l’origine des capitaux propres et à l’autofinancement tels que prévus au paragraphe 1- i , 2e alinéa ci-dessus.

3.	Doivent venir en déduction des Coûts Pétroliers, notamment:

a)	le produit des quantités d’Hydrocarbures revenant au Contracteur en application des dispositions de l’Article 24, par le Prix de Cession Officiel s’y rapportant tel qu’il est défini à l’Article 27;

b)	le montant des sommes éventuellement perçues au titre de la récupération des Coûts Pétroliers en application des dispositions de l’Article 24.3;

c)	tous autres recettes, revenus, produits et profits connexes, annexes ou accessoires directement ou indirectement liés aux Opérations Pétrolières et notamment ceux énumérés dans la Procédure Comptable.

26.11

L’Accord Comptable, qui fait partie intégrante du Contrat, définit la nature des dépenses constituant des Coûts Pétroliers, celles qui ne donnent pas lieu à récupération, les limitations du montant des dépenses pouvant donner lieu à inscription au compte des Coûts Pétroliers.

Il fixe les obligations du Contracteur en matière de procédures et de présentation de la comptabilité des Coûts Pétroliers et des rapports, comptes-rendus, états et informations à fournir à l’Administration.

En cas de contradiction ou de divergence entre l’Accord Comptable et les stipulations du Contrat, ces dernières prévalent.

ARTICLE 27

VALORISATION DES HYDROCARBURES

27.1

Les quantités d’Hydrocarbures

•	prélevées au titre de la récupération des Coûts Pétroliers, conformément aux dispositions de l’Article 24 ;

•	représentant la redevance minière proportionnelle visée à l’Article 26.1-b;

•	constituant le revenu brut du Contracteur visé à l’Article 26.1-e, 2ème alinéa;

•	représentant la part de production revenant à l’Etat et commercialisée, à la demande de celui-ci, par le Contracteur, en application des dispositions de l’Article 25.2;

•	livrées dans le cadre de la contribution à la satisfaction des besoins du marché intérieur, en application des dispositions de l’Article 35;

•	reçues en paiement de l’Etat, en application des dispositions de l’Article 19.4;

•	reçues en contrepartie de l’exercice par l’Etat de son droit de préemption sur les quantités d’Hydrocarbures revenant au Contracteur au titre des Articles 24.3 et 25.4 du Contrat sont valorisées en appliquant le prix défini par l’Administration pour les Hydrocarbures gabonais, appelé “le Prix de Cession Officiel (PCO)”.

27.2

Le Prix de Cession Officiel est déterminé conjointement par l’Administration et le Contracteur par référence aux prix du marché international pour les Hydrocarbures de qualité analogue.

Il est calculé valeur F.O.B., chaque semestre civil pour le semestre civil précédent, sur la base des éléments et données qui s’y rapportent; il est notifié au Contracteur pour application et régularisations éventuelles.

Si aucun Prix de Cession Officiel relatif à un semestre civil n’a été notifié au Contracteur, il sera fait application, à titre provisoire, du Prix de Cession Officiel résultant de la plus récente notification.

27.3

Si, pour une période donnée, le Prix de Cession Officiel appliqué est supérieur au prix du marché pour des ventes à des Tiers d’Hydrocarbures provenant de la Zone d’Exploitation, la différence est récupérée par le Contracteur, par inscription au débit du compte des Coûts Pétroliers.

Si, à l’inverse, le Prix de Cession Officiel est inférieur au prix dudit marché, la différence est portée au crédit du compte des Coûts Pétroliers.

27.4

Le prix du marché visé à l’alinéa précédent est déterminé selon des modalités à définir par les Parties; celles-ci se réuniront, à la demande de l’une d’entre elles, périodiquement à cette fin, en fonction de l’évolution du marché international des Hydrocarbures.

27.5

a)	En cas de commercialisation du Gaz Naturel dans le cadre d’un contrat de vente à long terme, le PCO sera le prix stipulé dans ledit contrat.

b)	A défaut de Contrat à long terme, le Gaz Naturel est valorisé en appliquant le prix accepté par les Parties conformément aux dispositions de l’Article 30.1, 4ème alinéa.

27.6

Si les Parties ne parviennent pas à s’entendre sur les modalités de détermination du prix du marché ou si elles estiment que le prix du marché déterminé conformément à l’Article 27.5 ne reflète pas la réalité du marché des hydrocarbures produits sur la Zone d’Exploitation, elles pourront soumettre leur différend à l’Arbitrage de la Chambre de Commerce Internationale conformément à l’Article 50 du Contrat.

ARTICLE 28

BONUS

28.1

Le Contracteur verse à l’Etat un million quatre cents mille dollars des Etats-Unis d’Amérique (1.400.000 USD) le jour de la Date Effective.

28.2

En outre, le Contracteur versera à l’Etat les montants suivants:

a)	un million de dollars des Etats-Unis d’Amérique (1.000.000 USD) dès le début de la production d’hydrocarbures dans la Zone Délimitée.

b)	un million cinq cent mille dollars des Etats-Unis d’Amérique (1.500.000 USD) lorsque le rythme moyen de la production d’Hydrocarbures, dans la Zone Délimitée, atteint, pour la première fois, le niveau de dix mille (10.000) Barils par jour au cours d’une période de trente (30) jours consécutifs;

c)	deux millions de dollars des Etats-Unis d’Amérique (2.000.000 USD) lorsque le rythme moyen de la production d’Hydrocarbures, dans la Zone Délimitée, atteint, pour la première fois, le niveau de quinze mille (15.000) Barils par jour au cours d’une période de trente (30) jours consécutifs.

d)	trois millions cinq cent mille dollars des Etats Unis d’Amérique (3.500.000 USD) lorsque le rythme moyen de la production d’hydrocarbures, dans la zone Délimitée, atteint, pour la première fois, le niveau de vingt mille (20.000) Barils par jour au cours d’une période de trente (30) jours consécutifs.

Les montants visés à l’Article 28.2 (b), (c) et (d) sont versés dans les trente (30) jours à partir de la date à laquelle sont atteints les niveaux de production ci-dessus fixés.

28.3

Les versements visés aux Articles 28.1 et 28.2 ci-dessus ne peuvent, en aucun cas, être considérés comme des Coûts Pétroliers.

ARTICLE 29

MESURAGE ET COMPTAGE DES HYDROCARBURES

29.1

Le Contracteur doit mesurer et compter les Hydrocarbures produits, après extraction de l’eau et des substances étrangères et stabilisation.

Le point où s’opèrent le comptage et le mesurage des quantités d’Hydrocarbures et le point où sont établis les instruments, appareils et installations qui y sont affectés, doivent obligatoirement être approuvés par l’Administration.

Les agents compétents de l’Administration vérifient ces mesurages et comptages et contrôlent les installations, instruments et appareils utilisés au moins une fois par trimestre.

Si le Contracteur désire modifier ou changer ces installations, instruments et appareils, il devra en informer l’Administration au moins quinze jours ouvrables à l’avance, de manière à permettre au représentant de celle-ci d’être présent lors de cette modification ou de ce changement.

Les modifications et changements affectant les points, instruments et appareils visés au 2ème alinéa ci-dessus, doivent être préalablement approuvés par l’Administration.

29.2

Les quantités d’Hydrocarbures ayant servi aux Opérations Pétrolières ou perdues, doivent, pour être admises en diminution, faire l’objet d’un état mensuel explicatif détaillé transmis à l’Administration.

29.3

S’il est constaté que les installations, instruments et appareils utilisés par le Contracteur conduisent à des erreurs par défaut, celles-ci sont considérées comme commises depuis la date à laquelle les derniers contrôles ont été ou auraient dû être effectués par l’Administration, et les rectifications nécessaires sont alors opérées sur cette base.

ARTICLE 30

GAZ NATUREL

30.1

En cas de découverte de Gaz Naturel, le Contracteur, après avoir procédé aux études appropriées et après concertation avec l’Administration, détermine si une exploitation commerciale peut être entreprise.

Préalablement l’Etat et le Contracteur devront s’entendre sur les termes fiscaux applicables à la production du gaz, à savoir et de façon limitative :

•	le taux de récupération des coûts pétroliers (Article 24);

•	le barème de partage de la production (Article 25);

•	le taux de la redevance minière proportionnelle (Article 26);

•	les bonus de production (Article 28).

L’Etat garantit au Contracteur l’octroi des termes fiscaux au moins aussi favorable que les termes que l’Etat aurait pu, préalablement à la découverte du Gaz Naturel, octroyer à d’autres compagnies pétrolières établies au Gabon.

Si la découverte est déclarée commercialement exploitable, toutes les dispositions du Contrat seront applicables “mutatis mutandis”, notamment celles relatives au Prix de Cession Officiel défini à l’Article 27, à la récupération des Coûts Pétroliers définie à l’Article 24, au partage de la Production Restante défini à l’Article 25, aux bonus définis à l’Article 28 et aux redevances et impôts énumérés et définis aux Articles 26.1. et 26.7

Toutefois, pour tenir compte des conditions particulières d’exploitation du Gaz Naturel et pour encourager sa mise en valeur, des avantages particuliers peuvent être consentis au Contracteur lorsqu’ils sont justifiés.

30.2

Si le Contracteur estime que la découverte de Gaz Naturel n’est pas commercialement exploitable, il perd tout droit sur cette découverte. L’Etat est, alors, en droit d’exploiter le Gisement découvert pour son compte sans avoir à payer une quelconque indemnité au Contracteur.

30.3

Toutes les fois qu’il sera nécessaire d’établir une équivalence entre le Gaz Naturel et le Pétrole Brut, particulièrement pour l’application des modalités de prélèvements des quantités d’Hydrocarbures au titre de la récupération des Coûts Pétroliers définies à l’Article 24, du partage de la Production Restante définie à l’Article 25, ainsi que pour la détermination du montant des bonus définis à l’Article 28.2, il est admis que cent soixante-cinq (165) mètres cubes de Gaz Naturel sont égaux à un Baril de Pétrole Brut.

Cette équivalence devra être précisée d’un commun accord.

30.4

Les quantités de Gaz Naturel associé non commercialisées, à l’exclusion de celles utilisées pour les Opérations Pétrolières, doivent servir à améliorer le taux de récupération du Pétrole Brut par réinjections, dans le cadre de la mise en oeuvre de méthodes de récupération assistée, en application des dispositions de l’Article 21.4.

Le brûlage aux torchères devra être limité au strict minimum; le Contracteur est tenu de respecter la réglementation en vigueur et les recommandations de l’Administration en la matière.

En outre, si l’Etat veut disposer du Gaz Naturel associé produit dans la Zone d’Exploitation et non commercialisé ou utilisé par le Contracteur dans les conditions définies ci-dessus, les Parties arrêteront, d’un commun accord, toutes les mesures nécessaires pour permettre la livraison à l’Etat dudit Gaz Naturel et son utilisation.

ARTICLE 31

CONTROLE DES CHANGES

31.1

Le Contrat est régi par la réglementation relative au contrôle des changes en vigueur.

31.2

Aucune restriction ne sera apportée à l’importation, par le Contracteur, des fonds destinés à la réalisation des Opérations Pétrolières.

31.3

Le Contracteur aura le droit de convertir librement ses avoirs au Gabon en devises convertibles et d’exporter, sans faire l’objet de discrimination, les fonds détenus par lui excédant ses besoins locaux.

31.4

Nonobstant la réglementation en vigueur, le Contracteur ne sera pas tenu d’importer les fonds destinés à la mise en place de financements internationaux ou à faire face à des paiements échus à effectuer à l’étranger et nécessités par des Opérations Pétrolières.

ARTICLE 32

EXEMPTION DE L’OBLIGATION RELATIVE AUX BONS

D’EQUIPEMENTS ET AUX CERTIFICATS D’INVESTISSEMENTS

Eu égard à l’importance des investissements devant être réalisés par le Contracteur, celui-ci est exempté, pendant la durée du Contrat, des obligations relatives aux bons d’équipements et certificats d’investissements prévues respectivement par les ordonnances n° 3/63 du 24 janvier 1963 et n° 36/67 du 1er août 1967.

ARTICLE 33

METHODE DE COMPTABILITE ET UNITE MONETAIRE

UTILISEE POUR LA TENUE DES COMPTES

33.1

Les registres et livres de comptes du Contracteur sont tenus conformément au Plan Comptable Général des Entreprises en vigueur au Gabon et, en ce qui concerne les Coûts Pétroliers, à l’Accord Comptable, même dans le cas où les dispositions de celui-ci ne figurent pas dans le Contrat.

Les originaux desdits registres et livres de comptes, ainsi que de toutes les pièces justificatives, seront conservés au Gabon et représentés à l’Administration sur simple demande de celle-ci.

33.2

Les registres et livres de comptes relatifs aux Opérations Pétrolières sont tenus par le Contracteur en langue française en dollars des Etats Unis d’Amérique.

Ils sont utilisés pour déterminer le revenu brut, les frais d’exploitation, les résultats nets et pour établir la déclaration d’impôt.

Ces dispositions sont également applicables à la tenue du compte des Coûts Pétroliers visé à l’Article 26.9 et dans l’Accord Comptable.

Le Contracteur est tenu d’indiquer et de justifier la monnaie d’origine utilisée pour les Opérations Pétrolières et les taux de conversion retenus pour la tenue des registres et livres de comptes et du compte des Coûts Pétroliers.

33.3

Toutes les fois qu’il est nécessaire de convertir en dollars des Etats Unis d’Amérique les dépenses ou les recettes exprimées dans une autre monnaie, les taux de conversion utilisés seront égaux à la moyenne arithmétique des cours journaliers de clôture à la vente de ladite monnaie retenus par la Banque Nationale de Paris (BNP) au cours du mois où les dépenses ont été payées ou les recettes encaissées.

En attendant que soit connue la moyenne arithmétique du mois considéré, le Contracteur utilise, à titre provisoire, la moyenne arithmétique du mois précédent.

En cas de dévaluation ou de réévaluation officielle au cours d’un mois donné, il est fait application de deux moyennes arithmétiques, la première calculée sur la base des cours journaliers de clôture à la vente pour la période allant du premier jour du mois jusqu’au jour, non compris, de ladite dévaluation ou réévaluation, la seconde sur la base des cours journaliers de clôture à la vente pour la période allant du jour, inclus, de ladite dévaluation ou réévaluation, jusqu’au dernier jour du mois considéré.

ARTICLE 34

REGIME DOUANIER ET DOCUMENTS D’IMPORTATION ET D’EXPORTATION

34.1

Pendant la durée du Contrat, le Contracteur bénéficie des avantages douaniers ci-après:

a)	Dans les conditions prévues par le Code des Douanes, l’importation sous le régime de l’admission temporaire (normale ou spéciale, selon le cas) par le Contracteur lui-même, par des Tiers pour son compte et par ses sous-traitants, de tous matériels, matériaux, produits, machines, équipements et outillages nécessaires aux Opérations Pétrolières qui ne sont pas propriété de l’Etat en vertu des dispositions de l’Article 10.1, sous réserve du respect des dispositions de l’Article 10.3 et à condition que ces biens soient nécessaires, exclusivement destinés et effectivement affectés aux Opérations Pétrolières (en phases d’exploration et/ou d’exploitation) et qu’ils soient appelés à être réexportés à la fin de leur utilisation, quelle que soit leur durée d’utilisation au Gabon.

b)	Admission en franchise de tous droits et taxes d’entrée, des matériels, matériaux, produits, machines, équipements et outillages exclusivement destinés et effectivement affectés à la prospection et à l’exploration pétrolière sur la Zone Délimitée et figurant sur la liste reprise à l’Annexe II de l’Acte n°2/98-UDEAC-1508-CD-61 du 21 Juillet 1998, tel que modifié par le Code des Douanes de la CEMAC.

Cette franchise s’applique aux importations effectuées directement par le Contracteur lui-même, par des Tiers pour son compte et par ses sous-traitants, sous réserve de produire un certificat d’utilisation finale.

c)	Sous les mêmes conditions que ci-dessus, admission au taux global réduit à 5 % des droits et taxes perçus à l’importation, des matériels, matériaux, produits, machines et outillages d’équipement qui, n’entrant pas dans la catégorie des biens visés aux paragraphes (a) et (b) ci-dessus, sont nécessaires, destinés et affectés à la production, au stockage, au traitement, au transport, à l’expédition et à la transformation des Hydrocarbures de la Zone d’Exploitation et à condition qu’ils figurent dans un programme de développement approuvé.

Le bénéfice du taux réduit est accordé par le Directeur Général des Douanes et Droits Indirects, à la demande du Contracteur,

•	sur production d’un programme général d’importation;

•	ou à la suite de démarches particulières d’admission au bénéfice du taux réduit, effectuées par le Contracteur au moins quinze jours avant l’arrivée des biens concernés.

Ces demandes doivent préciser:

•	la dénomination commerciale des biens et la rubrique tarifaire sous laquelle ils sont placés;

•	les quantités et leur valeur FOB et CIF.

d)	Les effets et objets mobiliers à usage personnel et domestique importés par le personnel étranger du Contracteur affecté aux activités entrant dans le cadre de la réalisation des Opérations Pétrolières, à l’occasion de son changement de résidence, sont admis en franchise dans les conditions et limites fixées par le Code des Douanes, notamment par l’Article 276 paragraphe (g) du Code des Douanes de la CEMAC.

A l’exception des amendes et pénalités visées à l’article 34.6 ci-dessous, les droits et taxes douanières sont considérées comme des coûts pétroliers récupérables.

34.2

Le Contracteur, ses Sociétés Affiliées, les Tiers importateurs pour leur compte et leurs sous-traitants, s’engagent à ne procéder aux importations nécessaires à la réalisation des Opérations Pétrolières que dans la mesure où les biens concernés ne sont pas disponibles au Gabon à des conditions similaires de prix, de qualité et de délai de livraison.

34.3

Les biens autres que ceux indiqués par les dispositions ci-dessus sont soumis aux droits et taxes perçus par l’Administration des Douanes suivant le régime de droit commun.

34.4

Sous réserve du respect de leurs obligations en matière douanière, telles qu’elles découlent des Articles 34.1 à 34.3 et de la réglementation en vigueur, le Contracteur, ses Sociétés Affiliées, les Tiers importateurs pour leur compte et leurs sous-traitants pourront réexporter, en exonération de tous droits et taxes, les biens importés dans le cadre des dispositions de l’Article 34.1a, dès qu’ils ne sont plus nécessaires aux Opérations Pétrolières.

34.5

Toutes les importations, exportations et réexportations effectuées dans le cadre du Contrat sont soumises aux formalités requises par l’Administration des Douanes.

34.6

Le Contracteur est, vis à vis de l’Administration des douanes, conjointement et solidairement responsable, avec ses Sociétés Affiliées, les Tiers importateurs pour son compte et ses sous-traitants, de tout abus relevé à l’encontre de ceux-ci dans l’usage du bénéfice des dispositions du présent Article.

Les amendes et pénalités dont ils seraient passibles de ce chef ne constituent pas des Coûts Pétroliers.

ARTICLE 35

CONTRIBUTION A LA SATISFACTION DES BESOINS DU MARCHE INTERIEUR

35.1

Le Contracteur est tenu de contribuer à la satisfaction des besoins du marché intérieur en livrant ou en payant à l’Etat, ou aux organismes désignés par celui-ci, une quantité d’Hydrocarbures proportionnelle à sa part de production lui revenant en application des Articles 24.2 et 25. 1, par rapport à la production totale du Gabon.

La quantité à livrer ou à payer sera déterminée avant la fin de chaque Année Civile, pour l’Année Civile suivante, sur la base des prévisions de production et des besoins du marché intérieur pour l’Année Civile considérée.

Les ajustements nécessaires seront opérés dès que les données définitives seront connues.

35.2

Le prix de cession ou le montant de l’indemnisation de l’Etat par le Contracteur de la quantité d’Hydrocarbures destinée à la satisfaction des besoins du marché intérieur est égal aux Prix de Cession Officiel de la qualité de brut produit dans la Zone d’Exploitation assorti d’un abattement de vingt cinq pour cent (25%).

Il est payable en dollars des Etats Unis d’Amérique (US$).

L’abattement susvisé est imputé au Compte des Coûts Pétroliers.

35.3

En cas de livraison effective, les Hydrocarbures cédés dans le cadre des dispositions du présent Article sont livrés par le Contracteur au lieu d’utilisation ou de consommation désigné par l’Administration, en utilisant les moyens de transport disponibles et habituels.

35.4

Les cessions d’Hydrocarbures faites dans le cadre de la contribution à la satisfaction des besoins du marché intérieur, sont payées dans les quatre-vingt-dix (90) jours suivant la date de fin de livraison.

ARTICLE 36

EXPORTATION DES HYDROCARBURES, TRANSFERT DE PROPRIETE

ET REGLES DE MISE A DISPOSITION

36.1

Sous réserve du respect de la réglementation en vigueur, le Contracteur, ses clients et leurs transporteurs auront, pendant la durée du Contrat, le droit d’exporter, par le point d’exportation approprié, la part d’Hydrocarbures à laquelle le Contracteur a droit en vertu du Contrat, diminuée des livraisons faites au titre de la contribution à la satisfaction des besoins du marché intérieur prévue à l’Article 35.

36.2

En faveur du Contracteur, le transfert de propriété de la part d’Hydrocarbures susvisée s’opère au moment où il dispose effectivement de cette part.

Il est cependant tenu de contracter, dès que la production est réalisée, toutes assurances nécessaires en vue de couvrir tous dommages, pertes ou préjudices qui pourraient survenir et affecter les Hydrocarbures.

Pour les besoins de la comptabilité des Coûts Pétroliers, les prélèvements d’Hydrocarbures susvisés sont présumés s’opérer à la fin de chaque mois civil pour les quantités sorties au cours dudit mois, des installations de stockage vers les canalisations d’évacuation ou les installations de chargement pour l’exportation.

En cas d’exportation par navire pétrolier, le transfert de propriété au profit de l’Acheteur s’opère au franchissement du point de raccordement au navire des installations de chargement.

Le transfert de propriété des quantités d’Hydrocarbures, cédées par le Contracteur au titre de la contribution à la satisfaction des besoins du marché intérieur, s’opère CIF lieu d’utilisation, à l’entrée des installations de stockage des organismes attributaires de ces quantités.

36.3

L’Administration désigne une entreprise ou des experts qu’elle charge de surveiller, d’inspecter et de contrôler les enlèvements d’Hydrocarbures et la gestion du terminal de chargement et de ses installations.

Les frais entraînés par ces opérations sont supportés par le Contracteur qui les inclut dans les Coûts Pétroliers.

36.4

Les Parties se concerteront périodiquement pour arrêter le programme prévisionnel de leurs enlèvements et feront de leur mieux pour effectuer des chargements conjoints, si cela s’avère nécessaire, pour éviter des situations de Sur-Enlèvement ou de Sous-Enlèvement de l’une à l’égard de l’autre.

Dès qu’une quantité d’Hydrocarbures disponible en stock au point d’exportation est suffisante pour assurer le chargement de navires pétroliers, les premiers chargements sont effectués pour le compte de l’Etat.

Le Contracteur dispose ensuite des Hydrocarbures pour les chargements suivants, jusqu’à ce qu’une situation de Sous-Enlèvement soit créée au détriment de l’Etat.

Les chargements suivants seront effectués pour le compte de la Partie qui est en situation de Sous-Enlèvement.

Toutefois, si l’une des Parties ne peut enlever en temps utile sa part de production, l’autre Partie aura la faculté d’en disposer, à charge pour elle de restituer, plus tard, à la Partie qui n’a pas pu enlever sa part, une quantité équivalente d’Hydrocarbures.

Les modalités pratiques d’application des dispositions du présent Article peuvent, à tout moment, faire l’objet d’aménagements convenus entre l’Administration et le Contracteur, notamment dans le cadre d’un accord d’enlèvement et de mise à disposition.

ARTICLE 37

PROTECTION DES DROITS

37.1

Le Contracteur prendra toutes les mesures nécessaires pour atteindre les objectifs du Contrat, dédommagera et indemnisera convenablement les Tiers pour tout préjudice ou dommage que lui-même, ses employés, ses entrepreneurs sous-traitants et leurs employés pourraient causer à leur personne, à leurs biens ou à leurs droits à l’occasion des Opérations Pétrolières.

Il assume la responsabilité civile de tout dommage, perte ou préjudice subis par des Tiers résultant de ses ou de leurs erreurs, fautes ou négligences, et devra supporter toutes les réparations et dommages-intérêts éventuellement dus.

37.2

L’Etat prendra toutes les mesures nécessaires et possibles pour faciliter les Opérations Pétrolières, la réalisation des objectifs du Contrat et pour protéger les biens et les droits du Contracteur, de ses employés et agents sur le territoire national et ses dépendances.

37.3

A la demande du Contracteur et sur justification de celui-ci, l’Administration peut interdire la construction de bâtiments à usage d’habitation ou professionnel à proximité des installations dangereuses en raison des Opérations Pétrolières, et prendra les dispositions nécessaires pour interdire le mouillage et le passage à proximité des canalisations immergées et mettre fin à toute entrave à l’utilisation de toute installation nécessaire aux Opérations Pétrolières à terre ou en mer.

ARTICLE 38

PERSONNEL

38.1

Le Contracteur est tenu, pour la réalisation des Opérations Pétrolières, d’employer, dans toute la mesure du possible, la main-d’œuvre nationale dans une proportion minimale de quatre vingt pour cent (80%) de son effectif total.

Du personnel spécialisé et qualifié pourra être engagé hors du Gabon, pour une durée déterminée, s’il n’est pas disponible dans le pays; ce personnel doit être remplacé au fur et à mesure, et dans la mesure du possible, dès que le Contracteur recrute le personnel gabonais qu’il s’engage à former.

Trois ans après le démarrage de la production, le Contracteur présentera à l’Administration un programme de Gabonisation des postes à responsabilité au sein de l’entreprise.

Le Contracteur est tenu d’informer la Direction chargée des Hydrocarbures des postes disponibles et des démarches faites en vue du recrutement de Gabonais.

38.2

L’Administration compétente délivre, conformément à la réglementation, les pièces nécessaires à l’entrée au Gabon du personnel étranger, telles que visas, cartes de travail et de séjour.

Le Contracteur effectue les démarches nécessaires à cet effet.

A la requête du Contracteur, les Services chargés des Hydrocarbures peuvent intervenir pour faciliter les formalités d’immigration auprès des services compétents de l’Administration aux points d’entrée et de sortie des employés du Contracteur, de ses Sociétés Affiliées, de ses entrepreneurs, sous-traitants, agents, ainsi que de leur famille.

38.3

Les employés travaillant dans le cadre des Opérations Pétrolières étant sous l’autorité du Contracteur, de ses Sociétés Affiliées ou de ses entrepreneurs, sous-traitants et agents, en leur qualité d’employeurs, leur travail, nombre d’heures, salaires et toutes autres modalités relatives à leurs conditions d’emploi, sont déterminés par ces derniers, conformément aux législations du travail et sociale en vigueur.

38.4

Le Contracteur est tenu, en concertation avec l’Administration, de former et d’assurer la promotion de ses employés gabonais.

Le Comité Technique de Suivi des Opérations Pétrolières est informé des modalités et conditions d’application de la présente disposition.

ARTICLE 39

FORMATION DE GABONAIS AUTRES

QUE CEUX EMPLOYES PAR LE CONTRACTEUR

39.1

Outre l’obligation prévue à l’Article 38, le Contracteur est tenu de contribuer à la formation d’autres Gabonais désignés par l’Administration, en consacrant à cette formation, pendant toute la durée du Contrat:

•	cent vingt cinq mille dollars des Etats-Unis (125.000 USD) par Année Civile pendant la période d’exploration;

•	cent cinquante mille dollars des Etats-Unis (150.000 USD) par Année Civile pendant les périodes de développement et d’exploitation.

Les contributions définies aux paragraphes (a) et (b) ci-dessus sont affectées:

•	pour partie, à la formation de Gabonais dans des écoles supérieures ou des universités de renommée internationale; le programme de formation est établi par le Service chargé des Hydrocarbures;

•	pour partie, à la formation “sur le tas” de Gabonais sur les chantiers et dans les principaux centres d’activités du Contracteur; les conditions de cette formation sont arrêtées cas par cas d’un commun accord;

•	pour partie, à la formation, à l’extérieur des structures du Contracteur, sous forme de participation à des séminaires ou de détachements auprès d’autres sociétés, de Gabonais choisis par l’Administration.

Les modalités de versement des sommes prévues au présent Article sont arrêtées d’un commun accord entre l’Administration et le Contracteur, en fonction des priorités nationales.

39.2

A l’expiration de l’Autorisation Exclusive d’Exploration ou d’Exploitation ou à la fin de la période d’exploitation du gisement, le Contracteur versera à l’Administration les montants visés ci-dessus au prorata temporis.

39.3

Les contributions prévues au présent Article sont incluses dans les Coûts Pétroliers.

ARTICLE 40

RAPPORTS D’ACTIVITES EN PERIODE DE DEVELOPPEMENT ET D’EXPLOITATION

40.1

Sauf dispositions particulières, les dispositions de l’Article 11 du Contrat concernant les informations, documents, données, échantillons et rapports d’activités se rapportant aux travaux d’exploration, sont applicables, “mutatis mutandis”, aux travaux de développement, d’exploitation, de transport et de stockage.

40.2

Les rapports d’activités mensuels doivent comporter un état de la production réalisée au cours du mois précédent, ainsi qu’un état des quantités d’Hydrocarbures vendues, au cours de ce mois, par le Contracteur, tant pour son compte que, le cas échéant, pour le compte de l’Etat, en application des dispositions de l’Article 25.2.

L’état des quantités vendues indique les références du contrat de vente, le nom de l’acheteur, les quantités vendues, le prix unitaire, le montant total de la vente, les caractéristiques des Hydrocarbures vendus et le pays de destination finale.

40.3

Les rapports d’activités annuels doivent comporter également:

•	les renseignements concernant toutes les opérations de développement, de production et d’exploitation de l’Année Civile concernée, ainsi que les quantités totales d’Hydrocarbures produites et celles vendues;

•	les renseignements concernant toutes les opérations de transport, ainsi que l’emplacement des principales installations construites par le Contracteur;

•	un état mentionnant le nombre d’employés, leurs qualifications et nationalités, le montant total de leurs salaires, l’instruction qui leur est dispensée ainsi que les services médicaux mis à leur disposition;

•	un état descriptif de toutes les immobilisations acquises ou créées, avec indication de la date et du prix d’acquisition ou de revient.

40.4

Chaque entreprise constituant le Contracteur transmet, également, à l’Administration chargée des Hydrocarbures, au plus tard le 30 avril ou à la date limite de dépôt fixée par la Direction Générale des Impôts chaque année, un exemplaire de sa déclaration statistique et fiscale prévue à l’Article 26.5 et des documents et renseignements qui doivent y être joints.

40.5

Le Contracteur informe, par écrit, l’Administration chargée des Hydrocarbures, dans les plus brefs délais, de tout dommage, de quelque nature qu’il soit, causé aux Gisements ou aux installations de production. Il prend toutes les mesures pour y remédier et procéder aux réparations nécessaires, selon les normes généralement admises dans l’industrie des Hydrocarbures.

Le Contracteur est tenu de faire un constat des dommages, en présence des membres de l’Administration qui feront un rapport circonstancié.

40.6

Les dispositions de l’Article 11.5 s’appliquent « mutatis mutandis » à tout document ou échantillon relatif aux opérations de développement, d’exploitation, de transport et de stockage, et les parties sont soumises aux mêmes obligations.

ARTICLE 41

PAIEMENTS

Le produit des ventes d’Hydrocarbures, effectuées par l’une des Parties pour le compte de l’autre, doit être versé dans les trente jours suivant la date de l’enlèvement, sauf accord contraire des Parties destiné à tenir compte de conditions particulières de commercialisation.

Tout autre paiement à l’Etat doit être effectué à l’échéance, sauf dispositions contraires du Contrat.

Les cessions d’hydrocarbures faites dans le cadre de la contribution à la satisfaction des besoins du marché intérieur, prévue à l’Article 35, sont réglées dans les quatre-vingt-dix (90) jours suivant la date de fin de livraison.

ARTICLE 42

CESSION D’INTERETS

42.1

Chaque entreprise constituant le Contracteur pourra céder tout ou partie de ses intérêts découlant du Contrat, si la bonne réputation technique et financière de l’acquéreur est bien établie.

Les cessionnaires deviennent alors conjointement et solidairement responsables, avec les autres entreprises constituant le Contracteur, de l’exécution du Contrat.

Les droits et obligations du cédant attachés à la part des intérêts ainsi cédés, sont intégralement transférés aux cessionnaires.

Cependant, après la mise en production, l’Etat dispose d’un droit de préemption sur les cessions prévues ci-dessus dans les conditions et suivant les modalités indiquées ci-après.

Il se substitue alors aux Tiers acheteurs aux mêmes termes et conditions.

42.2

Avant qu’une cession à des Tiers ne devienne effective, le cédant doit obtenir l’agrément de l’Administration.

A cet effet, il est tenu d’en informer celle-ci par écrit, en précisant les nom, qualité et nationalité des acquéreurs, toutes indications relatives à leurs capacités financières et techniques, à leur statut juridique, ainsi que les modalités et conditions financières de la cession projetée, et de communiquer l’original, ou une copie certifiée conforme du contrat de cession, signé et passé sous la condition suspensive de l’agrément et du non exercice par l’Etat du droit de préemption prévus à l’Article 42.1.

Si l’administration ne s’y oppose pas par écrit dans un délai de trente (30) jours suivant la date de réception des informations susvisées et si l’Etat n’exerce pas de droit de préemption prévu à l’Article 42.1 dans le même délai de trente (30) jours, l’agrément est réputé acquis.

42.3

Si, du fait d’une cession partielle de ses intérêts, le cédant réalise un profit financier, celui-ci vient en déduction des Coûts Pétroliers.

Si la cession porte sur la totalité de ses intérêts, le cédant est soumis, à raison du montant de ce profit, à l’Impôt sur les Sociétés, dans les conditions de droit commun.

Pour l’application des alinéas précédents, le profit financier est constitué de la différence, si elle est positive, entre le prix de la cession et le montant non réévalué des Coûts Pétroliers non encore récupérés par le cédant et calculés, en cas de cession partielle, proportionnellement au pourcentage d’intérêts cédés.

En tout état de cause, lorsque la contrepartie d’une cession partielle d’intérêts consiste en un engagement de travaux de la part du cessionnaire, un tel engagement ne constitue pas un profit financier et n’affecte donc pas les coûts pétroliers des cédant et cessionnaire.

Le cédant communique à l’Administration toutes les informations de nature à permettre à celle-ci de déterminer ce profit.

Lorsque, en cas de cession partielle ayant généré un profit financier, le prix obtenu est inférieur à la quote-part des Coûts Pétroliers non récupérés afférents à la participation cédée, le cédant n’enregistre, en diminution, dans sa comptabilité que ladite quote-part des Coûts Pétroliers; il perd tout droit à récupération de la moins-value ainsi subie. Le cessionnaire reprend, dans sa comptabilité, soit les Coûts Pétroliers non récupérés par le cédant afférents à la participation acquise, soit le prix effectif d’acquisition si celui-ci est inférieur aux dits Coûts Pétroliers non récupérés par le cédant.

Nonobstant les dispositions de l’Article 26-2 ci-dessus, le cédant et le cessionnaire sont seuls responsables du paiement de tout impôt sur les plus-values qui pourrait être dû en vertu du présent Article.

Lorsque, en cas de cession, le prix payé est supérieur à la quote-part des Coûts Pétroliers non récupérés afférents à la participation cédée, le cessionnaire reprend, dans sa comptabilité les Coûts Pétroliers non récupérés par le cédant afférents à la participation acquise et ne peut en aucun cas majorer ses coûts pétroliers du montant du prix payé supérieur à ces coûts pétroliers.

Le cessionnaire ne peut, en aucun cas, inclure dans les Coûts Pétroliers le coût correspondant au profit visé ci-dessus qu’il aura payé au cédant et ainsi supporté par lui.

42.4

Chaque entreprise constituant le Contracteur peut céder, librement et à tout moment, tout ou partie de ses intérêts découlant du Contrat, à une ou plusieurs Sociétés Affiliées ou aux autres entreprises constituant le Contracteur.

Le cédant est, cependant, tenu d’en informer par écrit l’Administration.

Les dispositions de l’Article 42.3 s’appliquent aux cessions réalisées dans le cadre du présent Article.

42.5

Les cessions à des Tiers réalisées dans le cadre du présent Article 42 ne doivent, en aucun cas, être de nature à porter préjudice aux intérêts de l’Etat, à gêner la réalisation des Opérations Pétrolières ou à réduire les capacités techniques et financières du Contracteur.

Si l’Administration estime que tel est le cas, elle peut s’opposer à ces cessions dans les trente (30) jours suivant la réception des informations prévues aux Articles 42.2 et 42.4 du Contrat.

Les cessions réalisées en violation des dispositions du présent Article 42 sont nulles et de nul effet.

ARTICLE 43

APPLICATION DU CONTRAT

43.1

Sous réserve des dispositions de l’Article 43.4, l’Etat garantit au Contracteur, pour la durée du Contrat, la stabilité des conditions juridiques, économiques, fiscales, douanières et financières telles que ces conditions résultent du Contrat et de la réglementation en vigueur à la Date Effective.

Les obligations découlant du Contrat ne pourront pas être aggravées, et l’équilibre général et global du Contrat ne sera pas affecté de manière notable et durable pendant la durée de celui-ci.

Cependant, des aménagements ou des modifications de ses dispositions pourront être décidés d’un commun accord.

Si l’Etat décidait de mettre en oeuvre des mesures législatives ou réglementaires conduisant à des conditions économiques et financières plus favorables que celles existant à la date des présentes, le Contracteur aurait droit de bénéficier de ces mesures dès leur entrée en vigueur.

43.2

Les Parties sont d’accord pour coopérer de toutes les manières possibles afin d’atteindre les objectifs du Contrat.

L’Administration facilitera au Contracteur l’exercice de ses activités en lui accordant tous permis, licences, droits d’accès nécessaires en mettant à sa disposition toutes les facilités et tous les services appropriés existants, de façon que les Parties puissent retirer le meilleur profit d’une coopération mutuelle sincère.

Toutefois, le Contracteur est tenu de se conformer aux procédures et aux formalités d’usage et de s’adresser aux services compétents de l’Administration pour obtenir les agréments et autorisations nécessaires.

Il est tenu d’informer le Service chargé des Hydrocarbures des démarches, contacts ou correspondances qu’il effectue et entretient auprès ou avec les autres services de l’Administration.

43.3

Toute nationalisation ou expropriation totale ou partielle des droits du Contracteur donne lieu à indemnisation juste et équitable conformément aux règles et principes internationalement reconnus.

43.4

Les termes et conditions du Contrat ne peuvent être modifiés que par écrit et d’un commun accord entre les Parties.

ARTICLE 44

UNITISATION

44.1

Dans le cas d’une découverte d’Hydrocarbures, commercialement exploitable, qui s’étendrait au-delà de la Zone Délimitée, à l’intérieur d’un périmètre détenu par une autre entité, l’Administration pourra adresser, par écrit, une demande au Contracteur et à l’entité ci-dessus citée pour les inviter à développer et à faire produire, conjointement, la dite découverte dans le cadre d’une coopération mutuellement profitable et en accord avec les règles et pratiques en usage dans l’industrie pétrolière.

A cet effet, un plan commun de développement et de production de la découverte devra être proposé à l’Administration par les parties intéressées dans un délai n’excédant pas cent quatre vingt (180) jours.

44.2

A défaut de présentation à l’Administration du dit plan, dans le délai ci-dessus indiqué, l’Administration fera appel à un consultant indépendant, acceptable par les parties, pour préparer un tel plan.

Les parties auront un délai de soixante (60) jours pour examiner et approuver le plan de développement et de production préparé par le consultant et 90 jours (après les 60 jours) pour entamer son application.

La proposition de répartition des intérêts doit également être approuvé dans un délai de soixante (60) jours.

Les frais de préparation dudit plan seront à la charge du Contracteur et de l’entité détentrice du périmètre sur lequel se trouve l’extension de la découverte d’Hydrocarbures.

Si le Contracteur refuse d’appliquer, dans les délais ci-dessus définis, les recommandations du plan de développement et de production, il devra alors renoncer à son droit d’exploiter ladite découverte et, par conséquent, libérer la zone concernée.

ARTICLE 45

SANCTIONS ET DECHEANCE

45.1

La violation, par le Contracteur, des dispositions du Contrat est susceptible d’entraîner la résiliation de celui-ci par l’Administration si, après mise en demeure adressée au Contracteur, conformément aux dispositions de l’Article 49.10, d’avoir à mettre un terme à cette violation et, s’il y a lieu, d’opérer les rectifications, ajustements et redressements demandés, celui-ci n’a donné aucune suite à la demande de l’Administration.

La résiliation est prononcée par décret.

45.2

Sans préjudice des sanctions pénales prévues par la réglementation, les violations ci-dessous du Contrat entraînent sa résiliation de plein droit, après mise en demeure non suivie d’effet dans les quinze (15) jours de la réception de celle-ci:

•	refus de communiquer à l’Administration, dans les délais impartis, les informations prévues dans le Contrat et notamment ses Articles 5, 8.7, 11, 20.1, 21.1, 21.5, 26.5, 26.9, 33, 40 et 49;

•	défaut de paiement, dans les délais impartis, des bonus et redevances, dans les conditions et selon les modalités définies dans le Contrat et notamment ses Articles 26.1(b), 26.1(c) et 28, ainsi que des sommes prévues à l’Article 39.1;

•	défaut de paiement, dans les délais, du produit de la vente des quantités d’Hydrocarbures revenant à l’Etat au titre de sa part de production, lorsque le Contracteur en assure la vente, en application de l’Article 25.2 ;

•	défaut de livraison à l’Etat de sa part de production en nature, en application des dispositions du Contrat notamment aux Articles 24, 25 et 26, ou de la redevance minière proportionnelle en application de l’Article 26.1(b);

•	suspension ou restriction, sans motif légitime, de l’activité d’exploitation du ou des Gisements découverts dans la Zone Délimitée.

Pour l’application des dispositions du paragraphe précédent, les modifications liées aux facteurs économiques, tels que les variations affectant le marché international des Hydrocarbures, ne peuvent être invoquées comme constituant un motif légitime.

45.3

La décision de l’Administration de résilier le Contrat, en application des dispositions des Articles 45.1 et 45.2, est notifiée par écrit au Contracteur; celui-ci est déchu de tous ses intérêts découlant du Contrat et perd le droit de récupérer ses Coûts Pétroliers.

45.4

La résiliation du Contrat n’a pas pour effet de libérer le Contracteur de ses obligations contractuelles nées avant la résiliation du Contrat et qui ne seraient pas encore honorées à la date de ladite résiliation.

45.5

L’inexécution par l’une ou l’autre des Parties de l’une quelconque des dispositions du Contrat sera susceptible d’entraîner au profit de l’autre partie la résiliation du Contrat, après mise en demeure restée sans effet passé un délai de quinze jours à compter de la date de celle-ci, sans préjudice de tous dommages et intérêts.

ARTICLE 46

OPERATIONS POUR LE COMPTE DE L’ETAT

46.1

Si, au cours des périodes d’exploration prévues à l’Article 3, I’Etat veut, pour un forage donné, reconnaître et tester des niveaux géologiques plus profonds que ceux proposés par le Contracteur ou prévus à l’Article 4, il en fait la demande au Contracteur en l’informant qu’il est disposé à prendre en charge les frais et risques inhérents à ces opérations.

A cet effet, l’Administration adresse au Contracteur une demande écrite qui doit parvenir à celui-ci, autant que possible, avant le commencement du forage ou, à défaut, au cours de celui-ci, mais en aucun cas après le début des opérations de complétion ou d’abandon du puits.

La demande susvisée fixe le délai au-delà duquel le Contracteur est réputé avoir refusé.

L’Etat peut également faire appel, à ses risques et frais, à une entreprise tiers pour réaliser, pour son compte et selon des conditions qu’il fixe librement, l’approfondissement du puits.

46.2

Le Contracteur pourra décider, avant le commencement des opérations d’approfondissement du puits, de prendre à sa charge le financement de ces opérations; dans ce cas, les dépenses correspondantes sont incluses dans les Coûts Pétroliers et toute découverte d’Hydrocarbures en résultant est alors considérée comme faite dans le cadre du Contrat.

46.3

Si l’approfondissement d’un puits, réalisé aux frais et risques exclusifs de l’Etat, conduit à une découverte d’Hydrocarbures, l’Etat se réserve le droit de développer et d’exploiter seul cette découverte ou avec un partenaire de son choix, et de disposer des Hydrocarbures produits.

Le Contracteur aura cependant la possibilité d’être rétabli dans l’intégralité de ses droits découlant du présent Contrat et de participer ainsi au plan de développement. A cette fin, l’Administration fournira au Contracteur un plan de développement conforme à la pratique et aux standards de l’industrie pétrolière. Sans réponse dans un délai de trente (30) jours, le Contracteur sera réputé avoir renoncé à l’exercice de cette option.

Dans les trente (30) jours suivant l’exercice de cette option, le Contracteur remboursera les frais engagés par l’Etat, augmentés d’une prime de cinq cents pour cent (500%) relativement au forage, approfondissement, essais ou retraitement qui ont abouti à cette découverte.

La somme payée par le Contracteur au titre de remboursement des frais engagés par l’Etat, à l’exception de la prime de cinq cents pour cent (500%), sera incluse dans le compte des Coûts Pétroliers.

46.4

Sur la base et dans les mêmes conditions que les alinéas précédents, l’Etat ne pourra mener d’autres opérations pour son compte telle que la production du gaz associé, si celles-ci sont effectuées au détriment de la production de Pétrole Brut.

ARTICLE 47

SOLIDARITE ET GARANTIES

47.1

Les clauses du Contrat s’imposent aux Parties, à leurs successeurs et à leurs ayants droit respectifs.

Elles constituent le seul accord entre elles. Aucune promesse ou convention antérieures des Parties, verbales ou écrites, relatives à l’objet du Contrat, ne peut être invoquée pour les modifier ou en donner une interprétation différente.

L’Etat garantit qu’il n’existe pas d’autre accord relatif aux Opérations Pétrolières.

47.2

Les Opérations Pétrolières pourront être effectuées, au choix de chaque entreprise constituant le Contracteur, par l’intermédiaire d’une filiale ou d’une succursale immatriculée au Gabon et créée à cet effet.

La société mère demeure, cependant, garante de la bonne exécution des obligations découlant du Contrat et supporte la responsabilité de l’activité de sa filiale ou succursale installée au Gabon.

ARTICLE 48

FORCE MAJEURE

48.1

Force majeure signifie tout événement imprévisible, insurmontable et irrésistible dû, non à une erreur ou négligence des Parties, mais à des circonstances indépendantes de leur volonté et qui a pour effet de rendre momentanément impossible l’exécution de tout ou partie de leurs obligations contractuelles.

48.2

Tout retard ou défaillance d’une Partie dans l’exécution des clauses du Contrat et des obligations en découlant, ne sera pas considéré(e) comme une violation dudit Contrat si ce retard ou cette défaillance est du(e) à un cas de force majeure tel que défini à l’Article 48.1.

La durée du retard en résultant, augmentée du temps qui pourrait être nécessaire pour la réparation des dommages causés en raison de ou pendant ce retard, est ajouté, s’il y a lieu, au délai prévu par le Contrat.

48.3

Au cas où un évènement de nature à causer un empêchement, un retard ou une défaillance de l’une des parties interviendrait qui serait soit irrésistible, soit insurmontable, soit imprévisible, la partie qui sera la victime de cet évènement en notifiera aux autres parties les conséquences et la durée probable.

Dès que possible après l’envoi de cette notification, les parties se réuniront pour négocier de bonne foi toute solution de nature à surmonter les conséquences défavorables de l’évènement. Pendant la durée de la mise en oeuvre de cette procédure de cette procédure, l’exécution des dispositions en cause du Contrat sera suspendue.

La force majeure ne peut être invoquée que pour la ou les obligations dont l’exécution est devenue momentanément impossible.

ARTICLE 49

EXAMENS, VERIFICATIONS ET CONTROLES

49.1

L’Administration dispose d’un pouvoir de contrôle général sur toutes les Opérations Pétrolières; elle bénéficie à cet effet d’un droit de communication sur tout ce qui se rapporte directement ou indirectement aux dites Opérations Pétrolières.

Toute opération de contrôle est placée sous la direction du Service chargé des hydrocarbures, lequel peut s’adjoindre les compétences de toute autre entité administrative.

Les représentants de l’Administration peuvent inspecter, vérifier et contrôler toutes les phases des Opérations Pétrolières et doivent notamment être présents pendant les essais sur puits.

A cet effet, le Contracteur est tenu de fournir toute l’assistance nécessaire aux personnes désignées par l’Administration et de faciliter les interventions de celles-ci.

En tout état de cause l’Administration effectuera ses examens, vérifications et contrôles de manière à ne pas nuire au bon déroulement des Opérations Pétrolières.

A la suite d’inspections, de vérifications et de contrôles des Opérations Pétrolières, l’Administration peut exiger du Contracteur la réalisation de toute opération qui lui paraît nécessaire pour assurer la sécurité et l’hygiène sur les lieux de travail, ainsi qu’une exploitation optimale des Gisements, dans l’intérêt des deux (2) Parties.

49.2

L’Etat, en sa qualité de Partie Contractante, et les entités constituant le Contracteur, y compris au titre de l’Article 19, peuvent entreprendre, par des experts de leur choix ou par leurs propres agents, tous examens, vérifications et contrôles comptables, financiers, juridiques ou techniques qu’ils jugent nécessaires ou utiles à leur information sur la conduite et le déroulement des activités du Contracteur, sur les méthodes techniques qu’il met en oeuvre et sur les Coûts Pétroliers, ainsi qu’à l’exercice de leur droit d’examiner, vérifier et contrôler ces activités et les Coûts Pétroliers y afférents.

Dans le cadre des examens, vérifications et contrôles susvisés, il peut être éventuellement demandé au Contracteur, selon la procédure prévue à l’Article 49.10, que soient opérés tous ajustements, redressements, rectifications et modifications estimés nécessaires, utiles ou justifiés sur les Coûts Pétroliers et la situation des enlèvements par chacune des Parties d’hydrocarbures produits.

En cas de contestation de situation d’enlèvement erronée, le produit de la vente des hydrocarbures indûment attribuée au Contracteur sera remboursé en totalité à l’Etat dans les trente (30) jours suivant l’accord définitif des Parties.

Ce remboursement sera payé soit en nature, soit en espèce au choix de l’Etat.

49.3

Les examens, vérifications et contrôles visés ci-dessus doivent intervenir dans un délai de deux (2) ans suivant la fin des périodes d’exploration prévues à l’Article 3 ou, en phase de développement et de production, pour une Année Civile donnée, dans le même délai de deux (2) ans suivant la fin de ladite Année Civile.

Le Contracteur reçoit, de l’Administration, communication des conclusions et résultats des examens, contrôles et vérifications qu’elle effectue.

49.4

Une copie certifiée conforme des rapports et conclusions établis à la suite de ces examens, vérifications et contrôles doit obligatoirement être remise à l’Administration lorsque ceux-ci sont effectués par les entreprises constituant le Contracteur.

L’Opérateur ou les entreprises constituant le Contracteur sont tenus d’informer l’Administration des suites données aux conclusions et recommandations des rapports établis à la suite des examens, vérifications et contrôles effectués.

49.5

A défaut d’examens, vérifications et contrôles dans les délais fixés à l’Article 49.3, 1er alinéa, aucun ajustement ne peut être opéré par la suite.

49.6

L’Administration peut, en outre, dans le cadre normal de son droit de contrôle et de répétition, tel qu’il est prévu par le Contrat, effectuer, à tout moment, des examens, vérifications et contrôles par des experts de son choix ou par ses propres agents.

Dans ce cas l’Administration effectuera sur une base annuelle des audits techniques et des coûts pétroliers par un cabinet international de son choix auquel se joindront impérativement et systématiquement les agents de l’administration.

La durée de ces audits sera d’un maximum de six (6) mois, contrôles, analyses et rapport compris.

La comptabilité des coûts pétroliers d’une période sera réputée acceptée après deux (2) années commençant à la fin de l’année fiscale à laquelle elle se réfère.

49.7

Aux fins d’application des dispositions du présent Article, le Contracteur remet à l’Administration, au plus tard le 30 avril de chaque année ou à la date prévue chaque année par l’Administration fiscale pour le dépôt de la déclaration statistique et fiscale, un rapport détaillé de ses activités de l’Année Civile précédente.

Ce rapport comprend, notamment et outre les données de nature technique, un décompte détaillé des Coûts Pétroliers relatifs à cette Année Civile, présentés conformément à l’Accord Comptable.

Les dossiers du Contracteur ainsi que les registres, pièces comptables et techniques et documents justificatifs nécessaires s’y rapportant sont tenus à la disposition des Parties intéressées au sens des dispositions ci-dessus, et représentés à toute demande ou réquisition de celles-ci.

49.8

Les dépenses encourues par l’Administration à l’occasion des examens, vérifications et contrôles effectués en application des dispositions des Articles ci-dessus, sont supportées ou, le cas échéant, remboursées par le Contracteur et incluses par ce dernier dans les Coûts Pétroliers.

49.9

Sous réserve des délais de prescription prévus par le Contrat, et nonobstant les dispositions de l’Article 49.2, l’Administration peut demander, par écrit, tous renseignements, justifications et éclaircissements, ainsi que tous documents, rapports, études et pièces comptables, financiers, juridiques et techniques qu’elle juge nécessaires ou utiles à son information sur la conduite et le déroulement des activités du Contracteur et sur les Coûts Pétroliers, ainsi qu’à l’exercice de son pouvoir d’examiner, vérifier et contrôler ces activités et les Coûts Pétroliers.

49.10

Si l’Administration estime, au vu des éléments et informations dont elle dispose ou qu’elle se procure, soit auprès du Contracteur lui-même, soit auprès de Tiers, que les rapports, dossiers, documents et comptes comptables et des Coûts Pétroliers contiennent des erreurs, inexactitudes, insuffisances ou lacunes, ou que le Contracteur a commis une faute ou une irrégularité dans l’exécution de ses obligations, et qu’elle considère qu’il faut y apporter des rectifications, ajustements, redressements ou modifications, elle lui adresse notification écrite à cet effet.

Le Contracteur dispose alors d’un délai de soixante jours à compter de la date de réception de la notification susvisée, pour opérer les rectifications, ajustements, redressements ou modifications demandés, ou présenter ses observations, soit par écrit, soit en demandant une rencontre à cet effet avec l’Administration.

Si nécessaire, le Contracteur peut obtenir, sur sa demande, un délai supplémentaire pour procéder aux rectifications, ajustements, redressements ou modifications demandés par l’Administration.

L’Administration notifie par écrit au Contracteur sa position sur les rectifications, ajustements, redressements ou modifications qu’elle a demandés et sur les explications et justifications fournies.

Si, à l’issue de la procédure ci-dessus, un désaccord persiste entre l’Administration et le Contracteur, le différend est réglé par voie d’arbitrage, conformément aux dispositions de l’Article 50.

Il peut, cependant, être fait appel, pour les différends à caractère technique, et préalablement à la procédure d’arbitrage, à l’avis d’un expert désigné d’un commun accord. A défaut d’accord, l’expert sera nommé par le Centre International d’Expertise conformément aux dispositions relatives à la nomination d’experts du Règlement d’expertise de la Chambre de Commerce Internationale (Paris) à la requête de la partie la plus diligente.

Les délais visés ci-dessus sont alors prorogés en conséquence.

ARTICLE 50

ARBITRAGE

50.1

Si, notamment à l’issue de la procédure prévue à l’Article 49.10, des différends subsistent entre les Parties à l’occasion de l’application des clauses du Contrat, ou relatifs aux obligations en résultant, ils sont résolus par voie d’arbitrage selon le Règlement d’Arbitrage de la Chambre de Commerce Internationale, sous réserve des dispositions particulières ci-dessous.

La procédure d’arbitrage est engagée par demande adressée par la Partie demanderesse au Secrétariat de la Cour d’Arbitrage, dans les soixante jours suivants l’expiration du délai de trente jours visé à l’Article 49.10, 4ème alinéa, augmenté, éventuellement, du délai supplémentaire prévu au même alinéa dudit Article.

Le point de départ de la procédure est fixé à la date de réception de la demande susvisée par le Secrétariat de la Cour d’Arbitrage.

Chaque Partie désigne son arbitre et notifie cette désignation à l’autre Partie et à la Cour d’Arbitrage, dans les trente (30) jours suivant le point de départ de la procédure d’arbitrage visée ci-dessus.

Si, au terme de ce délai, la Partie demanderesse n’a pas procédé à la désignation de son arbitre, elle est réputée avoir renoncé à sa demande.

Si la Partie défenderesse n’a pas procédé à la désignation de son arbitre dans le délai de trente (30) jours suivant la date de réception de la notification visée au présent alinéa, l’autre Partie peut saisir directement la Cour d’Arbitrage de la Chambre de Commerce Internationale pour la prier de pourvoir à cette désignation dans les meilleurs délais.

Les arbitres ne doivent pas être de même nationalité que celle de l’une ou l’autre des Parties.

Les arbitres ainsi désignés choisissent, d’un commun accord et dans un délai de quarante-cinq jours suivant la date de la désignation du dernier d’entre eux, un troisième arbitre qui assume la présidence du Tribunal Arbitral.

A défaut d’accord, la Cour d’Arbitrage de la Chambre de Commerce Internationale est priée, à la requête de la Partie la plus diligente, de pourvoir à cette désignation dans les meilleurs délais.

Les arbitres sont maîtres de la procédure qu’ils entendent appliquer. La sentence arbitrale a un caractère définitif; elle s’impose aux Parties et est immédiatement exécutoire.

50.2

L’arbitrage se déroule à Paris (France).

La langue utilisée est la langue française, le droit applicable est le droit gabonais et les clauses du Contrat s’interprètent par référence à ce droit.

50.3

Chaque partie supporte les frais et honoraires de son arbitre.

Les frais et honoraires du tiers arbitre consécutifs à la procédure d’arbitrage seront payés par le Contracteur et imputés aux Coûts Pétroliers.

50.4

L’exécution par les Parties de leurs obligations résultant du Contrat n’est pas suspendue pendant le déroulement de l’arbitrage. Le droit de l’Etat de résilier le Contrat est suspendu jusqu’au prononcé de la sentence arbitrale.

ARTICLE 51

NOTIFICATIONS

Les notifications et autres communications faites dans le cadre du présent Contrat devront, pour être valables, être faites par écrit et remises en mains propres à un représentant qualifié de l’autre Partie ou envoyées à celle-ci sous pli recommandé ou par télégramme, télécopie ou autres moyens de télécommunications, tous frais payés, à l’adresse suivante :

Pour l’Etat Gabonais

Ministère des Mines, de l’Energie, du Pétrole et des Ressources Hydrauliques

Boite Postale : 874 ou 576

Libreville

GABON

Fax : (+241) 72 49 90

A l’attention de Monsieur le Ministre des Mines, de l’Energie, du Pétrole et des Ressources Hydrauliques.

Avec copie à :

Direction Générale des Hydrocarbures

Boîte Postale : 2199

Libreville

GABON

Fax : (+241) 74 80 78

A l’attention de Monsieur le Directeur Général des Hydrocarbures.

Pour les informations techniques et les modalités pratiques d’exécution du contrat, les notifications devront être adressées à :

Direction Générale des Hydrocarbures

Boîte Postale : 2199

Libreville

GABON

Fax : (+241) 74 80 78

A l’attention de Monsieur le Directeur Général des Hydrocarbures.

Pour le Contracteur :

VAALCO Production (Gabon), Inc.

Nouveau Port, Z.I. de l’OPRAG

B.P. 1335

Port-Gentil

GABON

Fax : (+241) 56 29 43

A l’attention du Directeur Général

Les notifications et autres communications seront considérées comme faites à la date où le destinataire les reçoit.

ARTICLE 52

ENTREE EN VIGUEUR

Le Contrat est approuvé par Décret.

La date de signature du Contrat constitue la Date Effective.

En foi de quoi, les Parties ont signé le Contrat en dix (10) exemplaires.

Libreville, le

Pour la République Gabonaise,	Pour le Contracteur

Le Ministre de Mines, de l’Energie, du Pétrole et des Ressources Hydrauliques	Le Président

Richard Auguste ONOUVIET	Russell SCHEIRMAN

Le Ministre d’Etat, Ministre de l’Economie,

des Finances, du Budget et de la Privatisation

Paul TOUNGUI

ANNEXE N’1

ZONE DELIMITEE

PERMIS MUTAMBA IRORU n°G4-219

La Zone Délimitée visée dans le CEPP conclu entre la République Gabonaise et la société VAALCO Production (Gabon), Inc., comprend un bloc dont les limites, conformément à la carte ci-jointe, établie à l’échelle 1/500.000, sont définies comme suit, les coordonnées étant données dans le système de projection UTM, basé sur l’ellipsoïde de CLARKE 1880, fuseau 32, dont l’origine est le point astronomique de M’PORALOKO avec :

X= 500.000 mètres sur le méridien centre 9°00’00” Est

Y= 10.000.000 mètres sur l’Equateur

M’PORALAKO DATUM (M’PORALOKO à WGS-84) dx: -74

dy: -130 dz: 42 Rx: 0 Ry: 0 Rz: 0 scale: 0

Ce périmètre étant constitué par un polygone dont les sommets sont définis ci-après :

Sommets	X	Y
1	57 971 201	972 500 000
2	62 500 000	972 500 001
3	62 499 999	970 500 000
4	63 000 000	970 499 998
5	62 999 999	968 399 999
6	63 600 000	968 400 001
7	63 599 999	967 476 180
8	63 561 283	967 505 220
9	63 511 282	967 535 221
10	63 471 280	967 565 220
11	63 421 281	967 605 221
12	63 381 281	967 635 220
13	63 341 283	967 655 219
14	63 291 282	967 685 222
15	63 241 281	967 715 221
16	63 191 282	967 745 220
17	63 151 283	967 785 221
18	63 101 283	967 805 221
19	63 061 283	967 845 219
20	63 021 281	967 875 221
21	62 971 282	967 905 219
22	62 931 281	967 945 219
23	62 921 281	967 955 222
24	62 881 282	967 985 221
25	62 831 281	968 035 219
26	62 791 282	968 065 221
27	62 741 283	968 105 221
28	62 691 282	968 145 221
29	62 651 283	968 175 222
30	62 611 282	968 205 220
31	62 571 280	968 245 221

32	62 521 281	968 275 221
33	62 481 281	968 305 222
34	62 431 283	968 345 220
35	62 381 280	968 375 220
36	62 341 282	968 405 222
37	62 291 280	968 445 219
38	62 241 280	968 465 220
39	62 201 282	968 505 220
40	62 151 282	968 525 220
41	62 111 280	968 565 220
42	62 061 283	968 595 220
43	62 021 281	968 635 222
44	61 971 283	968 665 219
45	61 931 280	968 695 219
46	61 881 282	968 725 220
47	61 841 282	968 755 219
48	61 801 282	968 785 222
49	61 776 648	968 799 998
50	61 799 998	968 799 999
51	61 899 998	968 800 000
52	61 899 999	969 199 999
53	61 800 000	969 200 000
54	61 800 000	969 400 000
55	61 599 999	969 400 000
56	61 600 000	969 499 999
57	61 499 999	969 500 001
58	61 500 000	969 700 000
59	61 399 998	969 699 999
60	61 400 000	969 799 998
61	61 299 999	969 800 001
62	61 299 999	970 300 000
63	60 900 001	970 299 998
64	60 900 001	969 799 998
65	61 050 000	969 800 001
66	61 049 998	969 337 999
67	61 049 998	969 316 183
68	61 011 282	969 345 220
69	60 961 280	969 375 220
70	60 921 283	969 405 219
71	60 881 282	969 435 220
72	60 841 281	969 465 222
73	60 841 281	969 465 222
74	60 801 282	969 505 220
75	60 751 283	969 535 220
76	60 711 281	969 565 220
77	60 671 283	969 595 221
78	60 631 281	969 625 221
79	60 591 281	969 665 221
80	60 541 282	969 705 221
81	60 491 282	969 725 222
82	60 451 282	969 765 221
83	60 391 280	969 805 221
84	60 351 282	969 845 221
85	60 301 280	969 875 221
86	60 251 281	969 905 221
87	60 201 282	969 935 220
88	60 171 282	969 975 221

89	60 121 281	970 015 221
90	60 071 281	970 045 220
91	60 021 282	970 075 221
92	59 981 282	970 115 222
93	59 941 282	970 155 219
94	59 911 280	970 195 222
95	59 871 282	970 235 222
96	59 861 281	970 245 220
97	59 821 281	970 285 220
98	59 831 283	970 345 221
99	59 841 281	970 395 219
100	59 821 282	970 475 222
101	59 801 282	970 525 220

Sommets	X	Y
1	59 801 282	970 525 220
2	59 781 281	970 585 221
3	59 761 281	970 635 222
4	59 741 280	970 685 219
5	59 701 281	970 725 221
6	59 671 283	970 765 219
7	59 631 283	970 805 221
8	59 591 282	970 845 219
9	59 551 281	970 885 221
10	59 511 280	970 915 221
11	59 481 281	970 945 222
12	59 461 281	970 975 220
13	59 421 282	971 005 221
14	59 381 280	971 045 222
15	59 341 282	971 095 219
16	59 301 283	971 135 219
17	59 261 281	971 175 219
18	59 231 280	971 205 221
19	59 191 281	971 245 221
20	59 151 281	971 285 220
21	59 111 280	971 325 220
22	59 071 280	971 355 221
23	59 031 283	971 395 220
24	58 991 282	971 445 219
25	58 951 281	971 475 221
26	58 911 283	971 525 222
27	58 871 282	971 555 220
28	58 861 281	971 555 220
29	58 831 282	971 585 221
30	58 781 281	971 625 222
31	58 741 282	971 665 219
32	58 711 282	971 715 219
33	58 671 280	971 755 220
34	58 631 281	971 795 220
35	58 581 281	971 835 220

36	58 541 281	971 875 220
37	58 491 280	971 905 222
38	58 451 283	971 945 221
39	58 421 282	971 985 220
40	58 421 282	971 985 220
41	58 421 282	971 985 220
42	58 391 280	972 035 220
43	58 361 283	972 075 222
44	58 331 281	972 115 221
45	58 291 282	972 155 220
46	58 291 282	972 155 220
47	58 261 281	972 185 222
48	58 231 282	972 225 220
49	58 191 283	972 265 221
50	58 181 282	972 285 221
51	58 151 283	972 315 219
52	58 111 280	972 355 220
53	58 101 283	972 365 219
54	58 081 281	972 385 221
55	58 051 282	972 415 219
56	58 011 282	972 455 220
57	57 971 281	972 495 219
58	57 971 201	972 500 000

La superficie totale de la Zone Délimitée ainsi définie est réputée égale à 1 093.60 Km2.

ANNEXE N°2

PROCEDURE COMPTABLE

CHAPITRE I – REGLES GENERALES ET PRINCIPES

I – 1/ Dispositions Générales

La présente Procédure Comptable constitue une Annexe au Contrat dont elle fait partie intégrante. Elle rappelle les principales règles comptables et fixe les règles et principes spécifiques applicables à la comptabilité des Coûts Pétroliers, ainsi que les méthodes, règles et procédures comptables auxquelles le Contracteur est tenu de se conformer, les rapports, états, déclarations, documents, informations et renseignements techniques, comptables, financiers ou juridiques, périodiques ou non, qui doivent obligatoirement être fournis à l’Administration.

Les termes utilisés dans la présente Annexe ont la même signification que celle qui leur est donnée dans le Contrat, à moins que le contexte ne confère clairement à ces termes une signification différente.

Le terme “Contracteur”, outre l’acception qui lui est conférée par le Contrat, peut désigner parfois l’Opérateur commis pour la conduite des Opérations Pétrolières, notamment lorsqu’il s’agit d’opérations ou de comptes communs aux entreprises qui constituent le Contracteur, parfois chacune de celles-ci, prises individuellement, lorsqu’il s’agit, notamment, d’obligations leur incombant à titre personnel.

En cas de contradiction ou de divergence entre la présente Annexe et les stipulations du Contrat, ces dernières prévalent.

I – 2/Structure et Monnaie de Comptes

Le Contracteur tient sa comptabilité en langue française et en Dollars des Etats-Unis d’Amérique.

Les opérations réalisées en monnaie autre que le Dollar des Etats-Unis d’Amérique peuvent être enregistrées sur la base de taux de change standard établis par le Contracteur de telle sorte qu’ils se rapprochent le plus possible des taux de change prévalant au cours de la période d’enregistrement.

Les écarts constatés entre l’enregistrement initial au taux de change standard et le montant résultant de l’application du taux de change effectif en vigueur au moment du paiement ou de l’encaissement calculé conformément aux dispositions de l’Article 33 du Contrat sont enregistrés dans les mêmes comptes que ceux utilisés pour l’enregistrement initial de manière à faire ressortir, pour chacun desdits comptes, les moins-values subies et les plus-values réalisées du fait des fluctuations des taux de change par rapport au Dollar des Etats-Unis d’Amérique.

L’entreprise tiendra des comptabilités séparées et autonomes permettant de distinguer les Opérations Pétrolières régies par le Contrat des autres activités éventuellement exercées au Gabon.

Tous les registres, comptes, bilans, livres et états comptables, ainsi que l’original des pièces justificatives, contrats, factures et autres documents, sont conservés au Gabon et doivent être représentés à toute réquisition de l’Administration.

Tous les rapports, états, documents que le Contracteur est tenu de fournir à l’Administration, soit en vertu de la réglementation en vigueur, soit en application du Contrat, doivent comporter tous les renseignements, informations et indications que ses services compétents désirent obtenir.

Lesdits rapports, états, documents, doivent être conformes aux modèles établis, le cas échéant, par l’Administration, notamment la Déclaration Statistique et Fiscale.

CHAPITRE II – LA COMPTABILITE GENERALE

II – 1/ Principes

La comptabilité générale enregistrant les activités des entreprises constituant le Contracteur, exercées dans le cadre du Contrat, doit être conforme aux règles, principes et méthodes du Plan Comptable Général des Entreprises en vigueur (Plan Comptable OHADA).

Toutefois, lesdites entreprises ont la faculté d’appliquer les règles du Plan et Guide Comptable Professionnel des Sociétés de Recherche et d’Exploitation des Hydrocarbures, ainsi que les techniques comptables qui leur sont habituelles, dans la mesure où ni les unes, ni les autres, ne sont contraires à la réglementation et au Plan Comptable Général susvisés.

II – 2/ Bilan

La comptabilité générale doit refléter fidèlement la situation patrimoniale du Contracteur, aussi bien active que passive, et permettre l’établissement d’un bilan annuel suffisamment détaillé pour que les Administrations compétentes puissent suivre l’évolution de chaque élément de l’actif et du passif et apprécier la situation financière du Contracteur, ainsi que ses droits et obligations envers l’Etat, les Tiers et les Sociétés Affiliées.

Le bilan doit faire ressortir, pour chaque catégorie d’opérations, le résultat desdites opérations. Celui-ci est constitué par la différence entre les valeurs de l’actif net qui y est affecté à la clôture et à l’ouverture de l’Année Civile, diminuée des suppléments d’apports correspondant à des biens ou espèces nouvellement affectés aux-dites opérations, et augmentée des prélèvements correspondant aux retraits, par le Contracteur, de biens ou d’espèces qui y étaient précédemment affectés.

L’actif net s’entend de l’excédent des valeurs d’actif sur le total formé, au passif, par les créances des Tiers et des Sociétés Affiliées, les amortissements et provisions autorisés et justifiés.

Les biens appartenant à l’Etat, en application des dispositions de l’Article 10 du Contrat, sont enregistrés dans des comptes appropriés permettant de faire ressortir clairement leur statut juridique et leur valeur d’acquisition, de construction ou de fabrication.

Chaque entreprise constituant le Contracteur est responsable de la tenue de ses propres registres comptables et doit respecter ses obligations légales et fiscales en la matière.

II – 3/ Les comptes de Charges

II-3-1

Peuvent être portés au débit des Comptes de Charges et Pertes par nature toutes les charges, pertes et frais, qu’ils soient effectivement payés ou simplement dus, relatifs à l’Année Civile concernée, à condition qu’ils soient justifiés et nécessités par les besoins des Opérations Pétrolières et qu’ils incombent effectivement au Contracteur, à l’exclusion de ceux dont la déduction n’est pas autorisée par la réglementation en vigueur ou les dispositions du Contrat, et de ceux correspondant à des dépenses somptuaires.

II-3-2

Les amortissements doivent être calculés conformément à la réglementation fiscale en vigueur.

Les provisions pour dépréciation, s’il y a lieu, doivent être calculés sur la valeur d’origine des éléments de l’actif auxquels elles se rapportent et figurer distinctement au bilan.

Elles doivent être dûment justifiées et autorisées et figurer sur un tableau détaillé qui permette d’en contrôler la régularité.

En ce qui concerne plus particulièrement les créances, les provisions ne pourront être constituées que pour celles d’entre elles dont le Contracteur établit le caractère irrécouvrable ou douteux, à l’exclusion des provisions destinées à couvrir le risque général de non recouvrement des créances.

Ces provisions concernent les créances dont le Contracteur n’a pas pu obtenir le paiement malgré des tentatives sérieuses auprès des débiteurs concernés, et dont le recouvrement est considéré comme gravement compromis.

II-3-3

Les provisions pour charges, si elles sont justifiées, peuvent être constituées en vue de faire face à des pertes ou charges fiscalement déductibles, nettement précisées quant à leur nature et à leur objet, et que des événements en cours rendent probables, à condition qu’elles aient été effectivement constatées dans les écritures de l’exercice au cours duquel elles ont été constituées, et qu’elles figurent sur un relevé détaillé des provisions joint à la déclaration fiscale.

Les provisions constituées en vue de couvrir des risques ou des pertes éventuelles ne sont pas admises en déduction.

Les provisions devenues sans objet sont enregistrées au crédit des comptes appropriés de Produits et Profits par nature.

Les provisions qui, en tout ou en partie, reçoivent un emploi non conforme à leur destination, au cours d’un exercice ultérieur, sont rapportées au crédit des comptes appropriés de Produits et Profits par nature dudit exercice.

II-3-4

Les charges à payer et les produits à recevoir, c’est à dire les dettes et les créances certaines mais non encore facturées, payées ou encaissées, sont également pris en compte; ils sont calculés sur la base d’éléments d’estimation disponibles.

Le Contracteur doit faire de son mieux pour que toute inscription de cette nature soit régularisée dans les plus brefs délais par la comptabilisation de la charge ou du produit réels correspondant.

II – 4/ Les comptes de produits et profits

Doivent être portés au crédit des Comptes de Produits et Profits par nature, les produits de toute nature, qu’ils soient effectivement encaissés ou simplement acquis par le Contracteur.

CHAPITRE III – LA COMPTABILITE DES COUTS PETROLIERS

III – 1/ Règles générales et Principes – Classification et Regroupements

III-1-1

Parallèlement à la comptabilité prévue par la réglementation, et suivant les mêmes règles et principes que ceux visés au I-2 ci-dessus, le Contracteur tiendra, en permanence, une comptabilité spécialement réservée et organisée pour l’enregistrement des Coûts Pétroliers et faisant ressortir le détail des dépenses effectivement payées par lui et donnant droit à récupération en application des dispositions du Contrat et de la présente Annexe, les Coûts Pétroliers récupérés, au fur et à mesure de l’affectation de la production destinée à cet effet, ou de l’encaissement, en cas de récupération en espèces, ainsi que les sommes venant en déduction ou en atténuation des Coûts Pétroliers.

III-1-2

La comptabilité des Coûts Pétroliers doit permettre de faire ressortir, à tout moment:

•	le montant total des Coûts Pétroliers payés par le Contracteur depuis la Date Effective;

•	le montant total des Coûts Pétroliers récupérés;

•	les sommes venant en atténuation ou en diminution des Coûts Pétroliers et la nature des opérations auxquelles se rapportent ces sommes;

•	le montant des Coûts Pétroliers restant à récupérer.

III-1-3

La comptabilité des Coûts Pétroliers enregistre, au débit, toutes les dépenses effectivement payées se rapportant directement, en application du Contrat et des dispositions de la présente Annexe, aux Opérations Pétrolières, et considérées comme imputables aux Coûts Pétroliers.

Ces dépenses effectivement payées doivent, à la fois:

•	incomber réellement au Contracteur ;

•	être nécessaires à la bonne réalisation des Opérations Pétrolières,

•	être justifiées et appuyées de pièces et documents justificatifs permettant un contrôle efficace par l’Administration.

III-1-4

La comptabilité des Coûts Pétroliers enregistre, au crédit, le montant des Coûts Pétroliers récupérés, au fur et à mesure que cette récupération est opérée, ainsi que, au fur et à mesure de leur encaissement, les recettes et produits de toute nature qui viennent en déduction ou en atténuation des Coûts Pétroliers.

III-1-5

Les originaux des contrats, factures et tous autres documents justificatifs se rapportant aux Coûts Pétroliers doivent être tenus à la disposition de l’Administration et représentés à toute réquisition de celle-ci.

III-1-6

Les Coûts Pétroliers seront récupérés suivant le principe ci-après: les coûts de développement et d’exploitation sont à récupérer en premier; les coûts d’exploration étant récupérés après ceux-là. Chaque entité constituant le Contracteur a droit à récupération de ses Coûts Pétroliers dès la mise en production.

III-l-7

La comptabilité des Coûts Pétroliers doit être sincère et exacte; elle est organisée et les comptes tenus et présentés de manière que puissent être aisément regroupés et dégagés les Coûts Pétroliers afférents, notamment, aux dépenses:

•	d’exploration ;

•	d’appréciation ;

•	de développement ;

•	de production de Pétrole Brut ;

•	de production de Gaz Naturel ;

•	d’évacuation des Hydrocarbures et de stockage ;

•	relatives aux activités connexes, annexes ou accessoires, en distinguant chacune d’elles.

III-1-8

Pour chacune des activités ci-dessus, la comptabilité des Coûts Pétroliers doit permettre de faire ressortir les dépenses:

a)	relatives aux immobilisations corporelles, notamment celles se rapportant à l’acquisition, la création, la construction ou la réalisation:

•	de terrains bâtiments (ateliers, bureaux, magasins, logements, laboratoires, etc.);

•	d’installations de chargement de stockage ;

•	de voies d’accès et ouvrages d’infrastructure générale ;

•	de moyens de transport des Hydrocarbures (canalisations d’évacuation, bateaux-citernes, etc.) ;

•	d’équipements généraux ;

•	d’équipements et installations spécifiques ;

•	véhicules de transport et engins de génie civil ;

•	de matériel et outillage (dont la durée normale d’utilisation est supérieure à une année) ;

•	de forages productifs ;

•	d’autres immobilisations corporelles.

b)	relatives aux immobilisations incorporelles, notamment celles se rapportant:

•	aux Travaux de terrain de géologie et de géophysique, de laboratoire, études, retraitement, etc.) ;

•	aux Forages d’Exploration ;

•	aux autres immobilisations incorporelles.

c)	relatives aux matériels et matières consommables ;

d)	opérationnelles de fonctionnement. Il s’agit des dépenses de toute nature, à l’exception des frais généraux visés ci-après, non prises en compte au III-1-8 de a à c) ci-dessus, et liées directement à l’étude, la conduite et l’exécution des Opérations Pétrolières ;

e)	non opérationnelles ou frais généraux. Il s’agit de dépenses supportées par le Contracteur, liées aux Opérations Pétrolières et se rapportant à la direction et à la gestion administratives desdites opérations.

III-1-9

Par ailleurs, la comptabilité des Coûts Pétroliers doit faire ressortir, pour chacune des catégories de dépenses énumérées ou définies au III-1-8 de a à d) précédents, les paiements effectués au profit:

•	de l’Opérateur, pour les biens et services qu’il a fournis lui-même;

•	des entreprises constituant le Contracteur, pour les biens et services qu’elles ont fournis elles-mêmes;

•	des Sociétés Affiliées;

•	des Tiers.

III-2/ – Analyse des dépenses et Méthodes d’imputation

III-2-1

Les principes d’imputation et les méthodes analytiques habituels du Contracteur en matière de répartition et de reversement doivent être appliquées de façon homogène, équitable et non discriminatoire à l’ensemble de ses activités.

Ils pourront être communiqués à l’administration sur demande de celle ci.

Le Contracteur informera l’Administration pour toute modification qu’il pourrait être conduit à apporter à ses principes et méthodes.

III-2-2

Les actifs corporels construits, fabriqués, créés ou réalisés par le Contracteur dans le cadre des Opérations Pétrolières et effectivement affectés à ces opérations, ainsi que leur entretien courant, sont comptabilisés au prix de revient de construction, de fabrication, de création ou de réalisation.

III-2-3

Les équipements, matériels et matières consommables nécessités par les Opérations Pétrolières et autres que ceux visés ci-dessus, sont:

a) soit acquis pour utilisation immédiate, sous réserve des délais d’acheminement et, si nécessaire, d’entreposage temporaire par le Contracteur (sans, toutefois, qu’ils aient été assimilés à ses propres stocks). Ces équipements, matériels et matières consommables acquis par le Contracteur sont valorisés, pour imputation aux Coûts Pétroliers, à leur prix rendus à pied d’œuvre (prix rendu Gabon).

Le prix rendu Gabon comprend les éléments suivants, imputés selon les méthodes analytiques du Contracteur:

•	le prix d’achat après ristournes et rabais éventuels.

•	les frais de transport, d’assurance, de transit, de manutention et de douane (et autres impôts et taxes éventuels payés par le Contracteur) depuis le magasin du vendeur jusqu’à celui du Contracteur ou jusqu’au lieu d’utilisation, selon le cas.

b) soit fournis par le Contracteur à partir de ses propres stocks.

•	Les équipements et matériels neufs, ainsi que les matières consommables, fournis par le Contracteur à partir de ses propres stocks sont valorisés, pour imputation, au dernier prix de revient moyen pondéré, calculé conformément aux dispositions du III-2-3-a- ci-dessus.

•	Les matériels et équipements amortissables déjà utilisés fournis par le Contracteur à partir de ses propres stocks ou de ceux de ses autres activités, y compris celles des Sociétés Affiliées, sont valorisés, pour imputation aux Coûts Pétroliers, d’après le barème ci-après:

•	Matériel neuf (Etat “A”): Matériel neuf qui n’a jamais été utilisé: 100% (cent pour cent) du coût net.

•	Matériel en bon état (Etat “B”): Matériel d’occasion en bon état et encore utilisable dans sa destination initiale sans réparation: 75% (soixante-quinze pour cent) du coût net du matériel neuf tel que défini ci-dessus.

•	Autre matériel usagé (Etat “C”): Matériel encore utilisable dans sa destination initiale, mais seulement après réparation et remise en état: 50% (cinquante pour cent) du coût net du matériel neuf tel que défini ci-dessus.

•	Matériel en mauvais état (Etat “D”): Matériel non utilisable dans sa destination initiale, mais qui est utilisable pour d’autres services: 25% (vingt-cinq pour cent) du coût net du matériel neuf tel que défini ci-dessus.

•	Ferrailles et rebuts (Etat “E”): Matériel hors d’usage et irréparable: prix courant des rébuts.

III-2-3-1

L’Opérateur ne garantit pas la qualité du matériel neuf visé ci-dessus au-delà de ce que fait le fabriquant ou le revendeur du matériel concerné. En cas de matériel neuf défectueux, le Contracteur fait diligence pour obtenir remboursement ou compensation de la part du fabriquant ou du revendeur; cependant le crédit correspondant n’est passé en écriture qu’à la réception du remboursement ou de la compensation;

III-2-3-2

En cas de défectuosité du matériel usagé visé ci-dessus, le Contracteur crédite le compte des Coûts Pétroliers des sommes qu’il aura effectivement encaissées en compensation.

III-2-3-3

Utilisation des matériels, équipements et installations appartenant en propre au Contracteur.

Les matériels, équipements et installations appartenant en propre au Contracteur et utilisés à titre temporaire pour les besoins des Opérations Pétrolières, sont imputés aux Coûts Pétroliers pour un montant de location couvrant:

a)	l’entretien et les réparations ;

b)	une quote-part, proportionnelle au temps d’utilisation pour les Opérations Pétrolières, des amortissements calculés par application au prix de revient historique (coût initial non réévalué), d’un taux au plus égal à celui prévu par la réglementation fiscale en vigueur et, en cas de manque de précision quant aux taux et méthodes d’amortissement applicables, par référence à la durée probable d’usage telle qu’elle ressort de l’industrie pétrolière ;

c)	les dépenses de transport et de fonctionnement et toutes autres dépenses non déjà imputées par ailleurs.

Le prix facturé exclut toute charge inhérente aux surcoûts dus, notamment, à une immobilisation ou à une inutilisation anormales ou conjoncturelles desdits équipements et installations dans le cadre des activités du Contracteur autres que les Opérations Pétrolières.

En tout état de cause, les coûts imputés aux Coûts Pétroliers pour l’utilisation de ces équipements et installations ne doivent pas excéder ceux qui seraient normalement pratiqués au Gabon par des entreprises Tiers, ni se traduire par une imputation en cascade de frais et de marges.

Le Contracteur tiendra un état détaillé des matériels, équipements et installations lui appartenant en propre et affectés aux Opérations Pétrolières, indiquant la description et le numéro d’identification de chaque unité, les charges d’entretien et de réparations y afférentes et les dates auxquelles chaque unité a été affectée puis retirée des Opérations Pétrolières.

Cet état devra parvenir aux Services chargés des Hydrocarbures au plus tard le 1er mars de chaque année.

III-2-3-4

Les actifs corporels, ainsi que les équipements, matériels et matières consommables acquis auprès de Tiers, pour les besoins des Opérations Pétrolières, deviennent biens de l’Etat dès qu’ils sont imputables aux Coûts Pétroliers, le transfert de propriété s’établissant alors au moment de l’acquisition.

Les équipements, matériels et matières consommables fournis par le Contracteur le deviennent lorsqu’ils sont livrés in situ ou dans les magasins servant aux Opérations Pétrolières et affectés à celles-ci.

III-3/ – Dépenses Opérationnelles de Fonctionnement

III-3-I

Les dépenses de cette nature sont imputées aux Coûts Pétroliers au prix de revient pour le Contracteur des prestations ou charges qu’elles concernent, tel que ce prix ressort des comptes de celui-ci et tel qu’il est déterminé en application des dispositions de la présente Annexe. Ces dépenses comprennent, notamment:

III-3-2

Les impôts, droits et taxes établis, retenus ou et payés au Gabon par le Contracteur en vertu de la réglementation en vigueur et des dispositions du Contrat et directement liés aux Opérations Pétrolières.

Ne sont pas imputables aux Coûts Pétroliers, la redevance minière proportionnelle, l’impôt sur les sociétés ou tout autre impôt ayant le caractère d’un impôt sur le revenu, les versements de 0,05 USD par baril effectués au titre du Fonds de Soutien des Hydrocarbures et des bonus prévus respectivement aux Articles 21.7 et 28 du Contrat, ainsi que les impôts, droits, taxes et redevances dont la réglementation fiscale n’autorise pas l’imputation aux charges déductibles du bénéfice imposable ou dont la récupération est exclue par une disposition du Contrat ou de la présente Annexe.

Sont imputables aux Coûts Pétroliers les impôts versés à l’étranger à l’occasion du fonctionnement d’un établissement stable à l’étranger du Contracteur lorsque l’activité de cet établissement stable est exercée exclusivement au profit des Opérations Pétrolières du Contracteur au Gabon.

III-3-3 – Les dépenses de personnel et d’environnement du personnel

III-3-3-1 – Principes

Dans la mesure où elles correspondent à un travail et à des services effectifs et où elles ne sont pas excessives eu égard à l’importance des responsabilités exercées, au travail effectué et aux pratiques habituelles, ces dépenses couvrent tous les paiements effectués à l’occasion de l’utilisation et de l’environnement du personnel travaillant au Gabon et engagé pour la conduite et l’exécution des Opérations Pétrolières ou pour leur supervision.

Ce personnel comprend les personnes recrutées localement par le Contracteur et celles mises à la disposition de celui-ci par les Sociétés Affiliées, les autres Parties ou les Tiers.

Ces dépenses sont également déductibles lorsqu’elles se rattachent à un établissement stable à l’étranger du Contracteur lorsque l’activité de cet établissement stable est exercée exclusivement au profit des Opérations Pétrolières du Contracteur au Gabon.

III-3-3-2 – Eléments

Les dépenses de personnel et d’environnement comprennent, d’une part, toutes les sommes payées ou remboursées au titre du personnel visé ci-dessus, en vertu des textes légaux et réglementaires, des conventions collectives, des contrats de travail et du règlement propre au Contracteur et, d’autre part, les dépenses payées pour l’environnement de ce personnel et notamment:

a)	salaires et appointements d’activité ou de congé, heures supplémentaires, primes et autres indemnités;

b)	charges patronales y afférentes résultant des textes légaux et réglementaires, des conventions collectives et des conditions d’emploi;

c)	dépenses payées pour l’environnement du personnel et notamment :

•	les dépenses d’assistance médicale et hospitalière, d’assurance sociale de retraite obligatoires et/ou complémentaires et toutes autres dépenses sociales particulières au Contracteur ;

•	les dépenses de transport des employés, de leur famille et de leurs effets personnels, lorsque la prise en charge de ces dépenses par l’employeur est prévue par le contrat de travail ;

•	les dépenses de logement du personnel, y compris les prestations y afférentes, lorsque leur prise en charge par l’employeur est prévue par le contrat de travail (eau, gaz, électricité, téléphone) ;

•	les indemnités payées à l’occasion de l’installation et du départ des salariés ;

•	les dépenses afférentes au personnel administratif rendant les services suivants: gestion et recrutement du personnel local, gestion du personnel expatrié, formation professionnelle, entretien et fonctionnement des bureaux et logement, lorsque ces dépenses ne sont pas incluses dans les frais généraux ou sous d’autres rubriques ;

•	les frais de location des bureaux ou leur coût d’occupation, les frais des services administratifs collectifs (secrétariat, mobilier, fournitures de bureau, téléphone, etc.).

III-3-3-3 – Conditions d’imputation

Les dépenses de personnel correspondent:

•	soit à des dépenses directes imputées au compte des Coûts Pétroliers correspondant,

•	soit à des dépenses indirectes ou communes imputées au compte des Coûts Pétroliers à partir des données de la comptabilité analytique et déterminées au prorata du temps consacré aux Opérations Pétrolières.

III-3-4

Les dépenses payées à raison des prestations de services fournies par les Tiers, les entreprises constituant le Contracteur et les Sociétés Affiliées comprennent notamment:

III-3-4-1

Les services rendus par les Tiers, y compris par les Parties, sont imputés à leur prix de revient comptable pour le Contracteur, c’est-à-dire au prix facturé par les fournisseurs, y compris tous droits, taxes, retenues à la source et charges annexes éventuels; les prix de revient sont diminués de tous rabais, remises, ristournes et escomptes obtenus par le Contracteur, soit directement, soit indirectement.

III-3-4-2

L’assistance technique fournie au Contracteur par ses Sociétés Affiliés; elle consiste en prestations et services rendus au profit des Opérations Pétrolières par les départements et services de ces Sociétés Affiliées qui s’occupent des activités suivantes:

•	Géologie,

•	Géophysique,

•	Ingénierie,

•	Forage et production,

•	Gisements et étude des réservoirs,

•	Etudes économiques,

•	Contrats techniques,

•	Laboratoires,

•	Achats et transit (sauf frais inclus dans ceux visés au 11I-2-2 ci-dessus),

•	Dessin,

•	Certaines activités administratives et juridiques qui se rapportent à des études ou travaux bien définis ou occasionnels et qui ne font partie ni de l’activité courante et régulière, ni de l’activité juridique visée au III-3-8 ci-après.

L’assistance technique fait principalement l’objet de contrats de services conclus entre le Contracteur et ses Sociétés Affiliées.

Les dépenses d’assistance technique fournie par les Sociétés Affiliées sont imputées au prix de revient pour la Société Affiliée qui fournit cette assistance. Ce prix de revient comprend, notamment, les frais de personnel, les coûts des matières et matériels consommables utilisés, les frais de réparation et d’entretien, les assurances, les taxes, une quote-part de l’amortissement des investissements généraux calculé sur la valeur d’origine d’acquisition ou de construction des biens s’y rapportant et toutes autres dépenses entraînées par ces prestations non déjà imputées par ailleurs.

Le prix exclut, par contre, toute charge inhérente aux surcoûts dus, notamment, à une immobilisation ou à une utilisation anormale ou conjoncturelle des matériels, installations et équipements chez la Société Affiliée.

En tout état de cause, les dépenses relatives à ces prestations ne pourront pas dépasser celles qui seraient exigées normalement, pour des services similaires, par des sociétés de services techniques et laboratoires indépendants. Elles ne doivent pas se traduire par une imputation en cascade de frais et marges.

En outre, toutes ces prestations, y compris les études de synthèse, doivent être appuyées par des rapports représentés sur simple demande de l’Administration. Elles doivent faire l’objet de commandes écrites passées par le Contracteur, puis de facturations détaillées.

III-3-4-3

Lorsque le Contracteur utilise, pour les Opérations Pétrolières, du matériel, des équipements ou des installations qui sont la propriété exclusive d’une entreprise constituant le Contracteur, il impute aux Coûts Pétroliers, au prorata du temps d’utilisation, la charge correspondante, déterminée selon ses méthodes habituelles et selon les principes définis au III-3-4-2 ci dessus. Cette charge comprend, notamment :

•	Une quote-part de l’amortissement annuel calculé sur le “prix rendu Gabon” d’origine défini au III-2-2 ci-dessus;

•	Une quote-part du coût de la mise en oeuvre, des assurances, de l’entretien courant, du financement et des révisions périodiques ;

•	Les frais de magasinage et de manutention (frais de personnel et frais de fonctionnement des services) sont imputés aux Coûts Pétroliers au prorata de la valeur des sorties de biens enregistrées ;

•	Les dépenses de transport

Sont imputées aux Coûts Pétroliers les dépenses de transport de personnel, de matériel ou d’équipements destinés et affectés aux Opérations Pétrolières et qui ne sont pas déjà couvertes par les paragraphes ci-dessus ou qui ne sont pas intégrées dans les prix de revient.

III-3-5 – Les avaries et pertes affectant les biens communs

Toutes les dépenses nécessaires à la réparation et à la remise en état des biens à la suite d’avaries ou de pertes résultant d’incendies, inondations, tempêtes, vols, accidents ou tout autre cause, sont imputées selon les principes définis dans la présente Annexe.

Les sommes recouvrées auprès des compagnies d’assurances pour ces avaries et pertes sont créditées aux comptes des Coûts Pétroliers.

III-3-6 – Les dépenses de maintenance

Les dépenses de maintenance (entretien courant et gros entretien) du matériel, des équipements et des installations affectés aux Opérations Pétrolières sont imputées aux Coûts Pétroliers au prix de revient.

III-3-7

Les primes d’assurances et dépenses liées au règlement des sinistres sont imputées aux Coûts Pétroliers:

a)	les primes et frais relatifs aux assurances obligatoires et contractuelles contractées pour couvrir les Hydrocarbures extraits, les personnes et les biens affectés aux Opérations Pétrolières ou pour couvrir la responsabilité civile du Contracteur à l’égard des Tiers dans le cadre desdites opérations;

b)	les dépenses supportées par le Contracteur lors d’un sinistre survenu dans le cadre des Opérations Pétrolières, celles supportées en règlement de toutes pertes, réclamations, dommages et autres dépenses annexes, non couverts par les assurances souscrites;

c)	les dépenses payées en règlement de pertes, réclamations, dommages ou actions judiciaires, non couvertes par une assurance et pour lesquelles le Contracteur n’est pas tenu de souscrire une assurance. Les sommes recouvrées auprès des assurances au titre des polices et garanties sont comptabilisées conformément à l’Article III-6-2 g) ci-après.

III-3-8 – Les dépenses d’ordre juridique

Sont imputées aux Coûts Pétroliers, les dépenses relatives aux frais de procédure, d’enquête et de règlement des litiges et réclamations (demandes de remboursement ou compensation), qui surviennent à l’occasion des Opérations Pétrolières ou qui sont nécessaires pour protéger ou recouvrer les biens, y compris, notamment, les honoraires d’avocats ou d’experts, les frais juridiques, les frais d’enquête ou d’obtention de la preuve, ainsi que les sommes versées à titre de règlement transactionnel ou de liquidation finale de tout litige ou réclamation (y compris lorsqu’ils se rapportent à des litiges avec les administrations fiscales, sociales, douanières ou autres).

Lorsque de tels services sont effectués par le personnel du Contracteur, une rémunération, correspondant au temps et aux coûts réellement supportés, est incluse dans les Coûts Pétroliers. Le prix ainsi imputé ne devra pas être supérieur à celui qui aurait été payé à des Tiers pour des services identiques ou analogues.

III-3-9 – Les intérêts, agios et charges financières

Les intérêts, agios et charges financières versés aux créanciers du Contracteur sont retenus pour leurs montants réels dans les conditions prévues par le Contrat.

III-3-10 – Les pertes de change

Sont imputées aux Coûts Pétroliers, les pertes de change réalisées liées aux emprunts et dettes du Contracteur dans les conditions prévues par le Contrat.

III-3-11

Les paiements consécutifs aux frais exposés à l’occasion des contrôles et vérifications opérés par l’Administration, conformément aux dispositions du Contrat, sont inclus dans les Coûts Pétroliers.

III-3-12

Les paiements relatifs à d’autres dépenses, y compris les dépenses payées à des Tiers à raison du transport des Hydrocarbures et la constitution du fonds prévu à l’article 14 du Contrat, sont inclus dans les Coûts Pétroliers.

Il s’agit de tous les paiements effectués ou pertes subies liés ou nécessités par la bonne exécution des Opérations Pétrolières et dont l’imputation aux Coûts Pétroliers n’est pas exclue par les dispositions du Contrat ou de la présente Annexe, à condition qu’ils ne soient pas assimilables à des charges, dont l’Administration exclut la déduction et à condition que ces dépenses aient été approuvées par celle-ci.

Par ailleurs, sauf dispositions contraires de la loi, le Contracteur pourra s’il le désire faire des contributions à caractère économique, social, culturel, et sportif, à l’exclusion impérative de financement à caractère politique.

Ces contributions seront portées au débit du compte des Coûts Pétroliers.

III-4/ – Les Frais Généraux

Ces dépenses sont relatives aux Coûts Pétroliers non pris en compte par ailleurs. Elles concernent:

III-4-1 – Les dépenses payées à l’extérieur du Gabon

Elles doivent correspondre à des services effectivement nécessités par les besoins des Opérations Pétrolières et correspondre à des prestations réelles effectuées à l’étranger par le Contracteur ou les Sociétés Affiliées.

Elles comprennent une partie des appointements et salaires payés au personnel résidant à l’étranger, ainsi qu’une partie des frais généraux d’administration des services centraux situés à l’étranger.

Elles ne doivent pas se traduire par une imputation en cascade de frais et de marges.

Leurs montants doivent être justifiés par des pièces comptables et par les copies des rapports concernant les services et travaux effectués; toute répartition forfaitaire doit être appuyée d’explications justificatives, ainsi que des règles utilisées à cet effet.

Le montant de ces frais généraux imputés aux Opérations Pétrolières est plafonné à:

•	trois pour cent (3%) des dépenses d’exploration pendant la période d’exploration,

•	trois pour cent (3%) des dépenses d’exploitation pendant la période de développement et de production.

Ces pourcentages s’appliquent aux dépenses, hors frais généraux, imputables aux Coûts Pétroliers au titre de l’Année Civile considérée.

III – 4-2 Les dépenses payées à l’intérieur du Gabon

Ces dépenses couvrent les paiements relatifs aux activités et services suivants:

•	Direction Générale et Secrétariat Général;

•	Informations et communications,

•	Administration générale (services juridiques, assurances, fiscalité, informatique),

•	Comptabilité et budget,

•	Audit interne.

Elles doivent correspondre à des services effectivement nécessités par les besoins des Opérations Pétrolières et correspondre à des prestations réelles effectuées au Gabon par le Contracteur ou les Sociétés Affiliées. Elles ne doivent pas se traduire par une imputation en cascade de frais et de marges.

Leurs montants sont, soit des montants réels lorsqu’il s’agit de dépenses directes, soit des montants résultant de répartitions lorsqu’il s’agit de dépenses indirectes. Dans ce dernier cas, les règles de répartition doivent être clairement définies et les montants justifiés par la comptabilité analytique.

III – 5/ – Les Dépenses Non Imputables Aux Coûts Pétroliers

Sauf disposition contraire du Contrat, les paiements effectués en règlement de frais, charges ou dépenses non directement imputables aux Opérations Pétrolières, ceux dont la déduction ou l’imputation est exclue par les dispositions du Contrat ou de la présente Annexe, ou ceux qui ne sont pas nécessités par les besoins desdites Opérations Pétrolières, ne sont pas pris en compte et ne peuvent donc donner lieu à récupération.

Il s’agit, notamment, des paiements effectués au titre:

e)	des frais d’augmentation de capital;

f)	des frais de commercialisation;

g)	des frais relatifs à la période antérieure à la Date Effective;

h)	des frais d’audit extérieur payés par le Contracteur dans le cadre des relations particulières entre les entreprises constituant le Contacteur;

i)	de la redevance superficiaire annuelle, de la redevance minière proportionnelle, de la contribution de 0,05 USD par baril du Fonds de Soutien des Hydrocarbures et des bonus visés respectivement aux Articles 26.1-c, 21.7-b, et 28 du Contrat;

j)	des frais supportés à l’occasion des réunions, études et travaux réalisés dans le cadre de l’association liant les entreprises constituant le Contracteur et n’ayant pas pour objet la bonne conduite des Opérations Pétrolières;

k)	des intérêts, agios et charges autres que ceux dont l’imputation est prévue par le Contrat.

l)	des pertes de change éventuellement subies autres que celles dont l’imputation est permise par le Contrat.

m)	Les pertes de change qui constituent des manques à gagner résultant de risques liés à l’origine des capitaux propres et à l’autofinancement.

III – 6/ – Eléments Venant En Déduction Des Coûts Pétroliers

Doivent venir en déduction des Coûts Pétroliers, notamment:

III-6-1

Le produit des quantités d’Hydrocarbures revenant au Contracteur en application des dispositions de l’Article 24 du Contrat, par le Prix de Cession Officiel s’y rapportant tel qu’il est défini à l’Article 27 dudit Contrat.

III-6-2

Le montant des sommes éventuellement perçues au titre de la récupération des Coûts Pétroliers, en application des dispositions de l’Article 24.3 du Contrat.

Tous autres recettes, revenus, produits et profits connexes, annexes ou accessoires, directement ou indirectement liés aux Opérations Pétrolières, notamment ceux provenant:

c)	de la vente de substances connexes;

d)	du transport et du stockage de produits appartenant aux Tiers dans les installations affectées aux Opérations Pétrolières;

e)	de la cession totale ou partielle des droits et obligations du Contracteur dans le cadre des dispositions de l’Article 42 du Contrat;

f)	de créances, prêts et avances consentis;

g)	de valeurs mobilières et titres de participations;

h)	de bénéfices de change réalisés sur les créances et les dettes du Contracteur;

i)	des remboursements effectués par les assureurs;

j)	de règlements transactionnels ou de liquidations;

k)	de cessions ou de location de biens, sous réserve des dispositions de l’Article 10 du Contrat;

l)	de la fourniture de prestations de services;

m)	de rabais, remises et ristournes obtenus, s’ils n’ont pas été imputés en déduction du prix de revient des biens auxquels ils se rapportent.

III-7/ – Matériels, Equipements et Installations Vendus par le Contracteur

III-7-1

Les matériels, équipements, installations et consommables qui sont inutilisés ou inutilisables, sont retirés des Opérations Pétrolières pour être, soit déclassés ou considérés comme “ferrailles et rebuts”, soit rachetés par le Contracteur pour ses besoins propres, soit vendus à des Tiers ou à des Sociétés Affiliées.

III-7-2

En cas de cession aux entreprises constituant le Contracteur ou à leurs Sociétés Affiliées, les prix sont déterminés conformément aux dispositions de III-2-3.b de la présente Annexe, ou, s’ils sont supérieurs à ceux résultant de l’application dudit Article, convenus entre les Parties.

Lorsque l’utilisation du bien concerné dans les Opérations Pétrolières a été temporaire et ne justifie pas les réductions de prix fixées à l’Article susvisé, ledit bien est évalué de façon que les Coûts Pétroliers soient débités d’une charge nette correspondant à la valeur du service rendu.

III-7-3

Les ventes à des Tiers des matériels, équipements, installations et consommables sont faites par le Contracteur au meilleur prix possible.

Tous remboursements ou compensations accordés à un acheteur pour un matériel défectueux sont débités au compte des Coûts Pétroliers dans la mesure et au moment où ils sont effectivement payés par le Contracteur.

III-7-4

S’agissant de biens qui sont propriété de l’Etat en vertu des dispositions de l’Article 10.1 du Contrat, les ventes ou retraits visés ci-dessus doivent recevoir l’approbation préalable de l’Administration avant d’être réalisées.

III-7-5

Lorsque le produit de ces ventes doit être versé à l’Etat, en application des dispositions de l’Article 10.1, 3ème alinéa, le versement doit intervenir dans les trente (30) Jours suivant la date de l’encaissement du prix par le Contracteur.

III-7-6

Lorsqu’un bien est utilisé au bénéfice d’un Tiers ou du Contracteur pour des opérations non couvertes par le Contrat, les redevances correspondantes sont calculées à des taux qui, sauf accord de l’Administration, ne peuvent être calculés sur une base inférieure aux prix de revient.

CHAPITRE IV – INVENTAIRE : REGLES ET PROCEDURES

Le Contracteur tiendra un inventaire permanent, en quantités et en valeurs, de tous les biens meubles et immeubles, notamment l’inventaire des stocks de matériels et matières consommables, dont les coûts d’acquisition ou de réalisation ont été inclus dans les Coûts Pétroliers.

Le Contracteur procédera, à intervalles raisonnables, mais au moins une fois par an, aux inventaires physiques, conformément aux pratiques comptables habituelles ou suivant les modalités fixées par les Parties, en vue de procéder au contrôle des inventaires résultant des écritures comptables et d’y apporter, le cas échéant, les ajustements et rectifications nécessaires.

Une notification écrite sera adressée par le Contracteur, au moins quatre-vingt-dix (90) Jours avant le commencement de toute opération d’inventaire, à l’Administration, de manière que celle-ci puisse être représentée au cours de ladite opération.

Le rapprochement de l’inventaire physique et de l’inventaire comptable, tel qu’il résulte des comptes, sera fait par le Contracteur. Un état détaillant les différences, en plus ou en moins, sera fourni à l’Administration.

Le Contracteur apportera les ajustements nécessaires aux comptes dès la fin des opérations d’inventaires.

CHAPITRE V – PROGRAMMES DE TRAVAUX ET BUDGETS ANNUELS

V-1/ – Règles Générales

Le Contracteur est tenu de soumettre, pour chaque Année Civile, à l’examen du Comité Technique Consultatif et à l’approbation de l’Administration, un Programme de Travaux ainsi que le Budget correspondant.

Le premier Programme de Travaux et le Budget correspondant sont présentés à l’Administration, pour approbation, au plus tard deux Mois après la Date Effective, pour la période allant de cette date à la fin de l’Année Civile en cours.

Pour les Années Civiles suivantes, lesdits documents doivent être présentés au plus tard le trente septembre de chaque Année pour l’Année Civile suivante.

Ces Programmes de Travaux et Budgets correspondants, qui seront, au besoin, expliqués et commentés par le Contracteur, comporteront, notamment:

•	un état estimatif détaillé des coûts, par nature,

•	un état valorisé des investissements, par grosses catégories,

•	un état valorisé des stocks des matériels et matières consommables,

•	un état prévisionnel des productions, par Gisement.

V-2/ – Présentation

Les Programmes de Travaux et Budgets correspondant sont découpés en lignes budgétaires.

Le schéma de découpe, présenté pour avis au Comité Technique Consultatif, est soumis à l’approbation de l’Administration (Direction Générale des Hydrocarbures) qui peut en demander la modification.

Il est établi de telle sorte que chaque ligne budgétaire corresponde à un regroupement des comptes analytiques du Contracteur relatifs aux Opérations Pétrolières considérées.

Les lignes budgétaires sont ventilées, d’une part, par Gisement, et d’autre part, par nature d’opérations: exploration, appréciation, développement, exploitation, transport, stockage, gros entretien, autres.

Les documents budgétaires et Programmes de Travaux indiqueront, en outre, les réalisations et les prévisions de clôture de l’année en cours, et comporteront des explications sur les écarts significatifs entre prévisions et réalisations, par ligne budgétaire.

Sont considérés comme significatifs les écarts de plus de dix pour cent (10%).

V-3/ – Suivi et Contrôle.

V-3-1

Dans les quarante-cinq (45) Jours suivant la fin de chacun des trois premiers trimestres de l’Année Civile et dans les soixante-quinze (75) Jours suivant la fin du quatrième (4ème) trimestre, le Contracteur fait parvenir à l’Administration un état des réalisations du trimestre précédent.

V-3-2

Dans les quarante-cinq premiers Jours de l’Année Civile, le Contracteur fait parvenir à l’Administration la liste des comptes analytiques constituant chaque ligne budgétaire, avec mise à jour chaque trimestre, si nécessaire, de manière à permettre la reconstitution des réalisations se rapportant aux lignes budgétaires des Budgets annuels approuvés.

V-3-3

A l’appui des informations ci-dessus, le Contracteur joint les annexes suivantes:

c)	un extrait du Grand Livre analytique correspondant aux comptes des Coûts Pétroliers et indiquant les imputations opérées au cours du trimestre concerné et le cumul depuis le début de l’exercice;

d)	un relevé du compte-courant de chaque entreprise constituant le Contracteur faisant ressortir l’évolution de sa situation dans les livres du Contracteur et précisant, pour chaque trimestre:

•	le solde à la fin du trimestre précédent,

•	les versements effectués par elle au cours du trimestre,

•	les notes de débit et de crédit émises par le Contracteur au cours du trimestre,

•	le solde à la fin du trimestre.

V-3-4

Simultanément à l’envoi, dans le délai prévu au V-3-2 ci-dessus, des états relatifs au quatrième (4ème) trimestre de chaque exercice, le Contracteur fait parvenir à l’Administration le solde définitif du compte courant de chaque entreprise constituant le Contracteur pour l’exercice précédent.

V-3-5

En même temps qu’aux entreprises constituant le Contracteur, celui-ci fait parvenir à l’Administration une copie des appels de fonds qu’il adresse pour le financement des Opérations Pétrolières.

CHAPITRE VI – VERIFICATION DES COMPTES

VI-1/ – Dispositions Générales

L’Administration peut exercer le droit de vérification prévu par le Contrat, soit par ses propres agents, soit par l’intermédiaire d’un cabinet international indépendant de son choix.

A cet effet, l’Administration et le Contracteur s’informent mutuellement des périodes qui leur conviennent pour procéder à ces vérifications, et les dates auxquelles celles-ci auront lieu, sont arrêtées, autant que possible, d’un commun accord, dans la limite des délais de prescription prévus.

Les sections de la comptabilité analytique du Contracteur qui enregistrent des dépenses relatives à la fois aux Opérations Pétrolières et à d’autres activités ne relevant pas du Contrat, peuvent faire l’objet, au choix de l’Administration, soit d’une vérification directe, par ses propres agents ou le cabinet dont elle utilise les services, soit par l’intermédiaire des commissaires aux comptes du Contracteur requis à cet effet, afin qu’ils puissent certifier que les dispositions du Contrat et de la présente Annexe sont bien appliquées et que les procédures comptables et financières du Contracteur sont correctement suivies et appliquées sans discrimination et de manière équitable aux diverses opérations concernées.

Les frais généraux hors du Gabon visés au III-4, ainsi que les frais d’assistance générale y compris l’assistance technique visée au III-3 facturés par les Sociétés Affiliées aux entreprises constituant le Contracteur, feront l’objet d’une vérification effectuée par le cabinet international chargé de certifier les comptes des sociétés concernées. Ce cabinet devra certifier que les frais imputés aux Opérations Pétrolières ont été déterminés de manière équitable et non discriminatoire. Les prestations d’assistance générale fournies par la société mère des entreprises constituant le Contracteur doivent être certifiées, par ledit cabinet, comme ayant été facturées de telle sorte qu’il n’en est résulté ni perte ni gain pour lesdites sociétés mères.

Au cours d’un audit, à son initiative ou à la demande du Contracteur, l’Administration peut revérifier les comptes du Contracteur relatifs aux rectifications, ajustements et redressements au sujet desquels persiste un désaccord; les comptes ainsi concernés restent ouverts à la vérification jusqu’à ce que celle-ci ait été opérée et les désaccords levés.

CHAPITRE VII – ETATS DES REALISATIONS – SITUATIONS – COMPTES-RENDUS

VII-l/ – Principes

Outre les états et informations prévus par ailleurs, le Contracteur fera parvenir à l’Administration (Direction Générale des Hydrocarbures), dans les conditions, formes et délais indiqués ci-après, le détail des opérations et Travaux réalisés, tels qu’ils sont enregistrés dans les comptes, documents, rapports et états tenus ou établis par lui et relatifs aux Opérations Pétrolières.

VII-2/ – Etat des Travaux d’Exploration

Cet état doit parvenir à l’Administration au plus tard le 25 du premier Mois de chaque trimestre civil.

Il indiquera, notamment, pour le trimestre civil précédent, le détail et la nature des Travaux d’exploration réalisés sur la Zone Délimitée et les dépenses s’y rapportant en distinguant, notamment, les Travaux relatifs:

•	à la géologie, en distinguant la géologie de terrain et la géologie de bureau et de laboratoire;

•	à la géophysique, par catégorie de Travaux (sismique, magnétométrie, gravimétrie, interprétation, etc..) et par équipe;

•	aux Forages d’Exploration, par puits;

•	aux forages d’appréciation, par puits;

•	aux pistes d’accès, puits d’eau et autres Travaux se rapportant au lieu du forage;

•	aux autres Travaux d’exploration.

VII – 3/ – Etat des Travaux de Développement et d’Exploitation

Cet état doit parvenir à l’Administration au plus tard le 25 du premier Mois de chaque trimestre civil.

Il indiquera, notamment, pour le trimestre civil précédent, le détail et la nature des Travaux de développement et d’exploitation effectués sur la Zone d’Exploitation et les dépenses s’y rapportant, en distinguant, notamment, les Travaux relatifs:

•	aux Forages de Développement, par Gisement et par puits;

•	aux installations spécifiques de production;

•	aux forages de production, par Gisement et par puits;

•	aux installations et moyens de transport du Pétrole Brut et du Gaz Naturel, par Gisement;

•	aux installations de stockage du Pétrole Brut et de Gaz Naturel, par Gisement, après traitement primaire.

VII-4/ – Etat des Variations des Comptes d’Immobilisations et des Stocks de Matériel et de Matières Consommables

Cet état doit parvenir à l’Administration au plus tard le 25 du premier Mois de chaque trimestre civil.

Il indiquera, notamment, pour le trimestre civil précédent, les acquisitions et créations d’immobilisations, de matériels et de matières consommables nécessaires aux Opérations Pétrolières, par Gisement et par grandes catégories, ainsi que les sorties (cessions, pertes, destructions, mises hors service) de ces biens.

VII-5/ – Etat de Production du Mois

Cet état doit parvenir à l’Administration au plus tard le 15 de chaque Mois.

Il indiquera, par Gisement, les quantités de Pétrole Brut et de Gaz Naturel produites effectivement au cours du Mois précédent et la part de cette production revenant à chacune des Parties en application des dispositions du Contrat.

VII-6/ Etat de Production Annuelle Prévisionnelle

Cet état doit parvenir à l’Administration au plus tard le 30 septembre de chaque Année.

Il présentera un plan de production annuelle détaillant, par Gisement et par Mois, les quantités de Pétrole Brut et de Gaz Naturel dont la production est prévue pour l’Année Civile suivante.

En tant que de besoin, le Contracteur fera parvenir des états rectificatifs.

VII-7/ – Etat des Quantités de Pétrole Brut et de Gaz Naturel Transportées au Cours du Mois

Cet état doit parvenir à l’Administration au plus tard le 15 de chaque Mois.

Il indiquera, par Gisement, les quantités de Pétrole Brut et de Gaz Naturel transportées au cours du Mois précédent, entre le Gisement et le point d’exportation ou de livraison, ainsi que l’identification des canalisations utilisées et le prix du transport payé lorsque celui-ci est effectué par des Tiers.

L’état indiquera, en outre, la répartition entre les Parties des produits ainsi transportés.

VII-8/ – Etat des Enlèvements du Mois

Cet état doit parvenir à l’Administration au plus tard le 15 de chaque Mois.

Il indiquera, par Gisement, les quantités de Pétrole Brut et de Gaz Naturel effectivement enlevées pour exportation ou livraison par chaque Partie ou remises à elle, au cours du Mois précédent, en application des dispositions du Contrat.

En outre, chaque entreprise constituant le Contracteur, fera parvenir à l’Administration, dans le même délai et pour son propre compte, un état des quantités de Pétrole Brut et de Gaz Naturel qu’elle a enlevées pour exportation ou livraison, en donnant toutes indications concernant chaque opération d’enlèvement ou de livraison (acheteur, navire, prix, destination finale, etc.)

VII-9/ – Etat de Récupération des Coûts Pétroliers

Cet état doit parvenir à l’Administration au plus tard le 25 de chaque Mois.

Il présentera, pour le Mois précédent, le détail du compte des Coûts Pétroliers permettant, notamment, de faire ressortir:

•	les Coûts Pétroliers restant à récupérer à la fin du Mois précédent;

•	les Coûts Pétroliers afférents aux activités du Mois;

•	les Coûts Pétroliers récupérés au cours du Mois avec indication, en quantités et en valeur, de la production affectée à cet effet;

•	les sommes venues en atténuation ou en diminution des Coûts Pétroliers au cours du Mois;

•	les Coûts Pétroliers restant à récupérer à la fin du Mois.

VII-10/ – Inventaire des Stocks de Pétrole Brut et de Gaz Naturel

Cet état doit parvenir à l’Administration au plus tard le 15 de chaque Mois.

Il indiquera, pour le Mois précédent et par lieu de stockage:

•	les stocks du début du Mois;

•	les entrées en stock au cours du Mois;

•	les sorties de stock au cours du Mois;

•	les stocks théoriques à la fin du Mois;

•	les stocks mesurés à la fin du Mois;

•	l’explication des écarts éventuels.

VII-11/ – Etat des Biens Meubles et Immeubles Acquis, Crées, Loués ou Fabriqués

Le Contracteur tiendra, au jour le jour, un état détaillé de tous les biens meubles et immeubles acquis, créés, loués ou fabriqués pour les besoins des Opérations Pétrolières, en distinguant ceux qui sont propriété de l’Etat en vertu des dispositions de l’Article 10.1 du Contrat et les autres.

Cet état comporte la description et l’identification de chaque bien, les dépenses s’y rapportant, le prix de revient et la date d’acquisition, de création ou de fabrication, et, le cas échéant, la date de fin d’affectation aux Opérations Pétrolières (sortie) et le sort qui lui est réservé dans ce dernier cas.

L’état susvisé est impérativement transmis à la Direction Générale des Hydrocarbures avant le ler mars de chaque Année pour l’Année Civile précédente.

VII-12/ – Déclarations Fiscales

Le Contracteur transmet à la Direction Générale des Hydrocarbures un exemplaire de toutes les déclarations que les entreprises constituant le Contracteur sont tenues de souscrire auprès des Administrations fiscales chargées de l’assiette des impôts, notamment de celles relatives à l’Impôt sur les Sociétés, accompagnées de toutes les annexes, documents et justifications qui y sont joints.

VII-13/ – Etat des Versements d’Impôts et Taxes

Au plus tard le 15 du premier Mois de chaque trimestre civil, le Contracteur établira et transmettra à la Direction Générale des Hydrocarbures un état des versements d’impôts, droits et taxes de toute nature qu’il a acquittés au cours du trimestre civil précédent, indiquant avec précision la nature des impôts, droits et taxes concernés (Impôts sur les Sociétés, redevance minière proportionnelle, droits de douane, etc.), la nature du versement (acomptes, soldes, régularisations, etc..), la date et le montant du paiement, la désignation du receveur chargé du recouvrement, ainsi que toutes autres indications utiles.

VII-14/ – Dispositions Particulières

Les états, situations et informations visés aux sous chapitres 1 à 13 ci-dessus seront établis et présentés sur des modèles d’imprimés fixés par l’Administration.

L’Administration pourra, en tant que de besoin, demander au Contracteur de lui fournir tous autres états, situations et informations qu’elle jugera utiles.

ENGAGEMENT VISE A L’ARTICLE 47.2 DU CONTRAT

SOUSCRIT PAR LA SOCIETE MERE

CONSIDERANT que VAALCO Production (Gabon), Inc., ci-après désignée «la Société », a signé avec la République Gabonaise, ci-après dénommée «l’Etat», un Contrat d’Exploration et de Partage de Production dénommé MUTAMBA IRORU, se rapportant à la Zone Délimitée définie à l’Annexe 1 jointe audit Contrat, ci-après dénommé «le Contrat», et que, de ce fait, la Société va assumer des obligations vis-à-vis de l’Etat;

CONSIDERANT que la société VAALCO Energy, Inc., constituée selon les lois en vigueur dans l’Etat du Delaware, ayant son siège social au 4600 Post Oak Place, suite 309, Houston, Texas 77027, USA, dûment représentée par son Président Monsieur Russell SCHEIRMAN, reporté ci-dessous, est la Société-Mère, telle que définie au Contrat ;

La société VAALCO Energy, Inc., reconnaît, par les présentes, qu’elle est parfaitement informée des obligations légales et contractuelles souscrites par la Société dans le cadre du Contrat, et déclare qu’en cas de défaillance établie, elle mettra à la disposition de celle-ci tous les moyens techniques, en personnel, en matériel et en financement nécessaires pour lui permettre d’exécuter intégralement les obligations susvisées et qu’en cas de besoin, elle lui sera substituée pour l’accomplissement desdites obligations.

La présente lettre d’engagement produira effet à partir de la Date Effective, telle que définie au Contrat et tant que la Société fera partie du Contracteur, tel que défini au Contrat.

Les différends résultant de l’application ou de l’interprétation de la présente lettre, qui fait partie intégrante du Contrat, sont résolus par voie d’arbitrage, conformément aux dispositions de l’Article 50 du Contrat.

Fait à Libreville, le

Pour VAALCO Energy, Inc.

Russell SCHEIRMAN